UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY	14450
(Address of principal executive offices)	(Zip Code)

B. Reuben Auspitz 290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code:    585-325-6880

Date of fiscal year end:    December 31, 2007

Date of reporting period:    January 1, 2007 through December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1:	REPORTS TO STOCKHOLDERS

Manning & Napier Fund, Inc.

CORE BOND SERIES	|	Annual Report - December 31, 2007

Management Discussion and Analysis (unaudited)

Dear Shareholders:

It would be a bit of an understatement to describe 2007 as an “eventful” year; it was a wild ride during which fixed income investors were buffeted by a number of factors. “Subprime”, a relatively obscure term, entered the everyday vernacular. Securities that were thought to be rated “AAA” turned out not to be. There were high profile disasters as well as conservative success stories. And, as always seems to be the case, the Federal Reserve (the “Fed”) once again played a prominent role.

Given the added risk associated with corporate bonds and mortgage-backed bonds, they traditionally carry higher yields when compared to similar maturity U.S. Treasury securities. That difference is called the “credit spread” when referring to corporate bonds, and the “pre-payment spread” when referring to pass-through securities such as mortgage-backed bonds. Over the long-term, those spreads have allowed corporate bonds and mortgage-backed bonds to generate higher total returns than U.S. Treasuries. That tendency led to the activation of the Core Bond Series back in April of 2005.

Unfortunately in 2007, the credit/pre-payment spreads associated with those securities widened; U.S. Treasury yields moved sharply lower last year while yields in the mortgage-backed sector were only slightly lower and corporate yields were slightly higher. As a result mortgage-backed and corporate bond investors did earn their coupons, plus in many instances a modest capital gain, but those returns failed to keep up with the returns of the U.S. Treasury market. The fact that the Core Bond Series concentrates its investments in spread investments worked against the Series last year, so it underperformed relative to its benchmark, which includes a significant U.S. Treasury and Agency component.

As for specifics, the yield on the market-weighted U.S. Treasury index dropped from 4.87% to 3.66%. The biggest declines were on the short-end of the yield curve where yields on bonds with 2-year maturities fell 176 basis points (1.76%), starting the year at 4.81% and finishing it at 3.05%; long-term U.S. Treasury rates dropped from 4.81% to 4.45%, a 36 basis point (0.36%) decline. As for the mortgage-backed market, the yield on that index fell 34 basis points (0.34%), from 5.66% to 5.32%; the yield on the corporate index moved higher, rising from 5.70% to 5.81%.

The first quarter of the year was relatively quiet since the economic releases were relatively mixed. On the good side, unemployment was down to 4.4% in March, payroll growth was still relatively robust, and the 4-week average of initial claims for unemployment insurance was drifting lower. Unfortunately, the good news in the labor markets was offset by the bad news in the housing sector; it remained under duress, and it started to become apparent that the hoped for bottom of the housing market was still quite a ways off.

During the second quarter of the year, rates on short- and long-term bonds began to move in opposite directions, reflecting two distinct factors. On the short-end of the yield curve, a significant change in the market’s supply/demand dynamics pushed rates lower. A shrinking Federal deficit mitigates the Treasury’s borrowing needs, which in turn shrinks the supply of U.S. Treasury Bills, while foreign central banks began paring back their longer-term U.S. Treasury purchases, focusing instead on U.S. Treasury Bills. The combination of a shrinking supply and increased demand pushed short-term U.S. Treasury rates lower. On the intermediate-to-long end of the yield curve, rates rose due to a marked change in the market’s expectations about monetary policy and the rate of economic growth. As we moved into the summer, a number of the economic releases suggested that the rate of economic growth was picking back up. At the same time, the Fed started to hedge when it came to defining what it considered to be an acceptable rate of inflation. The markets responded by re-adjusting intermediate-to-longer term interest rates higher.

Market psychology definitely changed during the third quarter of the year and the precipitous drop in interest rates began, triggered by a flight to quality and a reassessment of the trajectory of Fed policy. While the problems in the market for subprime mortgage loans were well known prior to the third quarter, the collapse of two high profile hedge funds at Bear Stearns along with a couple of European bank announcements revealed the first set of identifiable

1

Management Discussion and Analysis (unaudited)

victims. That caused investors to exit and/or avoid anything remotely tied to the subprime sector. The proceeds were parked in the perceived safest, most liquid alternative, specifically short-term U.S. Treasury instruments.

Given the financial dislocations caused by this flight to quality, both the Fed and European central banks responded by injecting liquidity into the financial system. The Fed began by cutting the discount rate (the rate charged to banks to borrow reserves directly from the Fed), and followed that initial move with a cut in the Fed Funds target (the rate charged by banks to borrow reserves from each other). Cutting the targeted Fed Funds rate was not only a response to the liquidity concerns associated with a flight to quality, but also a response to a weakening labor market.

During the fourth quarter there were two additional policy moves enacted by the Fed. It followed up its 50 basis point cut in September with 25 basis point cuts in October and December. The Fed and the markets were both responding to the headwinds that continued to buffet the U.S. economy. The housing sector continued to sink with new home sales dropping 50% from their highs, existing home sales down one-third, and home prices posting year-over-year declines, a decidedly rare occurrence. What was more troubling was the fact that the problems in the housing sector appeared to have spilled over into other sectors of the economy. Job growth had slowed and the unemployment rate had risen to 5.0%, a level not seen since the end of 2005. At some point that should affect income growth, which had been remarkably robust. It was not just the consumer sector that troubled the market; the manufacturing sector appeared to be weakening as well.

Given the economic headwinds, credit concerns rose. In addition, the corporate bond market is dominated by financial issuers, one of the sectors most impacted by the subprime mess. As was mentioned, credit spreads widened quite dramatically. As for the mortgage-backed sector, its spreads typically widen when interest rate volatility picks up; that was definitely the case in 2007, and pre-payment spreads widened.

As for the performance of the Core Bond Series in 2007, its total return was 5.58%. That lagged the Merrill Lynch U.S. Corporate, Government & Mortgage Index (which includes all U.S. Treasury, U.S. Agency, investment-grade corporate bonds, and plain vanilla mortgage-backed securities with maturities of more than one year), which returned 7.17% in 2007. The underperformance can be traced primarily to the strong performance of U.S. Treasury market, which we believe to be a short-term phenomenon.

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2007 (unaudited)

	Average Annual Total Returns As of December 31, 2007
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. - Core Bond Series[2]	5.58%	4.09%
Merrill Lynch U.S. Corporate, Government & Mortgage Index[3]	7.17%	4.99%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Bond Series from its inception1 (4/21/05) to present (12/31/07) to the Merrill Lynch U.S. Corporate, Government & Mortgage Index.

1Performance numbers for the Series and Index are calculated from April 21, 2005, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2007, this net expense ratio was 0.80%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.84% for the year ended December 31, 2007.

3The unmanaged Merrill Lynch U.S. Corporate, Government & Mortgage Index (formerly Merrill Lynch U.S. Domestic Master Index) is a market value weighted measure that represents U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment-grade securities with maturities of greater than one year. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07-12/31/07
Actual	$1,000.00	$1,049.40	$4.13
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Portfolio Composition as of December 31, 2007 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Credit Quality Ratings2,3

2As a percentage of total corporate bonds and municipal bonds.

3Based on ratings from Moody’s, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series’ investment policies.

5

Investment Portfolio - December 31, 2007

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS - 36.0%

Convertible Corporate Bonds - 2.8%
Consumer Discretionary - 0.7%
Hotels, Restaurants & Leisure - 0.7%
Carnival Corp., 2.00%, 4/15/2021	A3	$305,000	$356,469

Health Care - 1.2%
Biotechnology - 0.9%
Amgen, Inc., 0.375%, 2/1/2013	A2	515,000	452,556

Health Care Equipment & Supplies - 0.3%
Medtronic, Inc., 1.625%, 4/15/2013	A1	120,000	128,100

Total Health Care			580,656

Information Technology - 0.9%
Software - 0.9%
Amdocs Ltd., 0.50%, 3/15/2024 (Guernsey) (Note 7)	Baa3	465,000	472,556

Total Convertible Corporate Bonds (Identified Cost $1,455,261)			1,409,681

Non-Convertible Corporate Bonds - 33.2%
Consumer Discretionary - 5.6%
Hotels, Restaurants & Leisure - 1.0%
McDonald’s Corp., 5.80%, 10/15/2017	A3	480,000	496,981

Media - 2.9%
AOL Time Warner (now known as Time Warner, Inc.), 7.625%, 4/15/2031	Baa2	510,000	564,376
Comcast Corp., 6.50%, 11/15/2035	Baa2	570,000	581,650
The Walt Disney Co., 7.00%, 3/1/2032	A2	280,000	321,742

			1,467,768

Multiline Retail - 1.0%
Target Corp., 5.875%, 3/1/2012	A2	485,000	502,097

Specialty Retail - 0.7%
Lowe’s Companies, Inc., 8.25%, 6/1/2010	A1	300,000	327,765

Total Consumer Discretionary			2,794,611

Consumer Staples - 0.9%
Food & Staples Retailing - 0.9%
The Kroger Co., 7.25%, 6/1/2009	Baa2	215,000	221,167
The Kroger Co., 5.50%, 2/1/2013	Baa2	230,000	230,604

Total Consumer Staples			451,771

Energy - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	Baa3	455,000	463,295

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials - 12.3%
Capital Markets - 3.0%
The Goldman Sachs Group, Inc., 6.345%, 2/15/2034	A1	$640,000	$577,997
Lehman Brothers Holdings, Inc., 4.9775%,11/16/2009[5]	A1	240,000	233,804
Lehman Brothers Holdings, Inc., 6.50%, 7/19/2017	A2	235,000	237,786
Merrill Lynch & Co., Inc., 6.00%, 2/15/2017	A1	235,000	229,872
Merrill Lynch & Co., Inc., 6.11%, 1/29/2037	A2	230,000	203,134

			1,482,593

Commercial Banks - 5.2%
Commonwealth Bank of Australia[3], 4/30/2010 (Australia) (Note 7)	Aa1	400,000	415,520
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	A2	495,000	494,862
PNC Bank National Association, 5.25%, 1/15/2017	A1	510,000	484,284
U.S. Bank National Association, 6.375%, 8/1/2011	Aa2	625,000	655,491
Wachovia Corp., 5.25%, 8/1/2014	A1	590,000	576,864

			2,627,021

Consumer Finance - 0.8%
Toyota Motor Credit Corp., 10.00%, 5/4/2022	Aaa	400,000	384,000

Diversified Financial Services - 0.8%
Bank of America Corp. Capital Trust VI, 5.625%, 3/8/2035	Aa2	455,000	388,605

Insurance - 2.5%
Ambac Financial Group, Inc., 5.95%, 12/5/2035	Aa2	820,000	640,046
American International Group, Inc., 4.25%, 5/15/2013	Aa2	660,000	627,838

			1,267,884

Total Financials			6,150,103

Health Care - 1.4%
Pharmaceuticals - 1.4%
Abbott Laboratories, 3.50%, 2/17/2009	A1	265,000	261,525
Wyeth, 6.50%, 2/1/2034	A3	420,000	445,756

Total Health Care			707,281

Industrials - 5.7%
Aerospace & Defense - 0.7%
Boeing Capital Corp., 6.50%, 2/15/2012	A2	310,000	332,803

Air Freight & Logistics - 0.4%
FedEx Corp., 3.50%, 4/1/2009	Baa2	210,000	206,607

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2007

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Airlines - 0.9%
Southwest Airlines Co., 5.25%, 10/1/2014	Baa1	$475,000	$462,924

Industrial Conglomerates - 1.3%
General Electric Capital Corp., 6.75%, 3/15/2032	Aaa	570,000	647,168

Machinery - 0.4%
John Deere Capital Corp., 5.50%, 4/13/2017	A2	225,000	226,770

Road & Rail - 2.0%
CSX Corp., 6.00%, 10/1/2036	Baa3	705,000	639,851
Union Pacific Corp., 5.65%, 5/1/2017	Baa2	340,000	335,614

			975,465

Total Industrials			2,851,737

Information Technology - 1.9%
Communications Equipment - 1.9%
Cisco Systems, Inc., 5.25%, 2/22/2011	A1	205,000	210,178
Cisco Systems, Inc., 5.50%, 2/22/2016	A1	250,000	254,242
Corning, Inc., 6.20%, 3/15/2016	Baa1	475,000	489,392

Total Information Technology			953,812

Materials - 0.5%
Metals & Mining - 0.5%
Alcoa, Inc., 5.87%, 2/23/2022	Baa1	250,000	241,600

Utilities - 3.9%
Electric Utilities - 2.1%
American Electric Power Co., Inc., 5.375%, 3/15/2010	Baa2	465,000	471,659
Exelon Generation Co. LLC, 5.35%, 1/15/2014	A3	580,000	564,453

			1,036,112

Multi-Utilities - 1.8%
CenterPoint Energy Resources Corp., 7.875%, 4/1/2013	Baa3	335,000	367,826
Duke Energy Field Services LLC (now known as DCP Midstream LLC), 7.875%, 8/16/2010	Baa2	280,000	300,359
Sempra Energy, 7.95%, 3/1/2010	Baa1	210,000	224,376

			892,561

Total Utilities			1,928,673

Total Non-Convertible Corporate Bonds (Identified Cost $16,752,969)			16,542,883

TOTAL CORPORATE BONDS (Identified Cost $18,208,230)			17,952,564

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL BONDS - 1.2%
Canyon Independent School District, G.O. Bond, 4.50%, 2/15/2030	AAA	[2]	$100,000	$98,072
Chapel Hill Independent School District, School Building, G.O. Bond, 4.50%, 8/15/2032	Aaa		100,000	97,666
Commerce Independent School District, School Building, G.O. Bond, 4.50%, 8/15/2037	Aaa		100,000	96,504
Harlandale Independent School District, School Building, G.O. Bond, 4.75%, 8/15/2036	Aaa		100,000	100,065
Katy Texas Independent School District, School Building, G.O. Bond, 4.50%, 2/15/2031	Aaa		100,000	97,773
Keller Independent School District, School Building, G.O. Bond, 4.75%, 8/15/2032	Aaa		100,000	100,532

TOTAL MUNICIPAL BONDS (Identified Cost $576,813)				590,612

U.S. GOVERNMENT AGENCIES - 53.7%
Mortgage-Backed Securities - 50.6%
Fannie Mae, Pool #762352, 5.00%, 4/1/2019			16,255	16,284
Fannie Mae, Pool #255274, 5.00%, 6/1/2019			16,666	16,697
Fannie Mae, Pool #795855, 5.50%, 9/1/2019			283,352	287,319
Fannie Mae, Pool #840165, 4.50%, 11/1/2020			153,025	150,464
Fannie Mae, Pool #813938, 4.50%, 12/1/2020			189,609	186,435
Fannie Mae, Pool #256114, 4.50%, 1/1/2021			391,745	385,189
Fannie Mae, Pool #881624, 4.50%, 1/1/2021			390,255	383,724
Fannie Mae, Pool #902047, 5.00%, 11/1/2021			922,364	923,357
Fannie Mae, Pool #912409, 5.00%, 2/1/2022			173,342	173,529
Fannie Mae, Pool #254375, 6.50%, 7/1/2022			4,026	4,165
Fannie Mae, Pool #786281, 6.50%, 7/1/2034			287,231	296,046
Fannie Mae, Pool #815409, 4.50%, 2/1/2035			227,332	215,276
Fannie Mae, Pool #745147, 4.50%, 12/1/2035			3,493,014	3,307,774
Fannie Mae, Pool #872535, 6.50%, 6/1/2036			727,172	747,564
Fannie Mae, Pool #898299, 6.50%, 10/1/2036			844,886	868,579
Fannie Mae, TBA[4], 4.50%, 1/15/2038			1,688,000	1,597,270
Fannie Mae, TBA[4], 6.00%, 1/15/2038			2,190,000	2,223,533
Federal Home Loan Mortgage Corp., Pool #M90974, 4.50%, 3/1/2010			69,196	68,900
Federal Home Loan Mortgage Corp., Pool #B16835, 5.50%, 10/1/2019			257,001	260,349
Federal Home Loan Mortgage Corp., Pool #G11896, 4.50%, 1/1/2021			1,090,910	1,072,033
Federal Home Loan Mortgage Corp., Pool #G12419, 5.00%, 10/1/2021			194,387	194,597
Federal Home Loan Mortgage Corp., Pool #G18168, 5.00%, 2/1/2022			898,174	899,160

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - December 31, 2007

	Principal Amount/ Shares	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp., Pool #G18182, 5.50%, 5/1/2022	$749,868	$758,894
Federal Home Loan Mortgage Corp., Pool #A27705, 6.50%, 10/1/2034	96,982	99,955
Federal Home Loan Mortgage Corp., Pool #G01782, 6.50%, 2/1/2035	69,422	71,681
Federal Home Loan Mortgage Corp., Pool #A52716, 6.50%, 10/1/2036	1,604,118	1,649,224
Federal Home Loan Mortgage Corp., TBA[4], 4.50%, 1/15/2023	1,527,000	1,501,710
Federal Home Loan Mortgage Corp., TBA[4], 5.00%, 1/15/2023	1,749,000	1,750,640
Federal Home Loan Mortgage Corp., TBA[4], 5.50%, 1/15/2023	985,000	996,697
Federal Home Loan Mortgage Corp., TBA[4], 5.00%, 1/15/2038	3,025,000	2,951,266
Federal Home Loan Mortgage Corp., TBA[4], 5.50%, 1/15/2038	989,000	986,836
GNMA, Pool #487193, 5.00%, 4/15/2020	86,450	86,671
GNMA, Pool #563559, 6.50%, 4/15/2032	51,202	53,085
GNMA, Pool #631703, 6.50%, 9/15/2034	76,424	79,117

Total Mortgage-Backed Securities (Identified Cost $25,072,693)		25,264,020

Other Agencies - 3.1%
Federal Home Loan Mortgage Corp., 6.25%, 7/15/2032 (Identified Cost $1,405,919)	1,275,000	1,519,140

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $26,478,612)		26,783,160

SHORT-TERM INVESTMENTS - 32.4%
Dreyfus Treasury Cash Management - Institutional Shares	1,224,474	1,224,474
Fannie Mae Discount Note, 1/14/2008	$8,500,000	8,486,050
Fannie Mae Discount Note, 1/31/2008	4,500,000	4,483,376
Federal Home Loan Bank Discount Note, 1/18/2008	2,000,000	1,995,680

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $16,191,353)		16,189,580

TOTAL INVESTMENTS - 123.3% (Identified Cost $61,455,008)		61,515,916

LIABILITIES, LESS OTHER ASSETS - (23.3%)		(11,607,165)

NET ASSETS - 100%		$49,908,751

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

Key:

G.O. Bond - General Obligation Bond

TBA - to be announced

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security was aquired on April 13, 2007 at a cost of $400,000 ($100.00 per share) and has been determined to be illiquid under guidelines established by the Board of Directors. This security amounts to $415,520, or 0.8%, of the Series’ net assets as of December 31, 2007 (see Note 2 to the financial statements).

4Securities purchased on a forward commitment or when-issued basis (see Note 2 to the financial statements).

5The coupon rate is a floating rate and is subject to change quarterly. The coupon rate stated is the rate as of December 31, 2007.

The accompanying notes are an integral part of the financial statements.	11

Statement of Assets and Liabilities

December 31, 2007

ASSETS:

Investments, at value (identified cost, $61,455,008) (Note 2)	$61,515,916
Interest receivable	407,714
Dividends receivable	3,183

TOTAL ASSETS	61,926,813

LIABILITIES:

Accrued management fees (Note 3)	19,895
Accrued fund accounting and transfer agent fees (Note 3)	3,016
Accrued Chief Compliance Officer service fees (Note 3)	721
Payable for purchases of delayed delivery securities (Note 2)	11,953,282
Audit fees payable	29,477
Payable for fund shares repurchased	6,773
Other payables and accrued expenses	4,898

TOTAL LIABILITIES	12,018,062

TOTAL NET ASSETS	$49,908,751

NET ASSETS CONSIST OF:

Capital stock	$49,659
Additional paid-in-capital	49,487,703
Undistributed net investment income	4,622
Accumulated net realized gain on investments	305,859
Net unrealized appreciation on investments	60,908

TOTAL NET ASSETS	$49,908,751

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($49,908,751/4,965,938 shares)	$10.05

12	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2007

INVESTMENT INCOME:

Interest	$2,282,645
Dividends	67,912

Total Investment Income	2,350,557

EXPENSES:

Management fees (Note 3)	281,238
Fund accounting and transfer agent fees (Note 3)	34,595
Directors’ fees (Note 3)	7,844
Chief Compliance Officer service fees (Note 3)	6,100
Audit fees	29,499
Custodian fees	6,299
Miscellaneous	28,289

Total Expenses	393,864
Less reduction of expenses (Note 3)	(18,694)

Net Expenses	375,170

NET INVESTMENT INCOME	1,975,387

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	580,680
Net change in unrealized appreciation (depreciation) on investments	87,790

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	668,470

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,643,857

The accompanying notes are an integral part of the financial statements.	13

Statements of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,975,387	$1,329,985
Net realized gain on investments	580,680	225,664
Net change in unrealized appreciation (depreciation) on investments	87,790	123,352

Net increase from operations	2,643,857	1,679,001

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(1,978,671)	(1,327,178)
From net realized gain on investments	(300,431)	—

Total distributions to shareholders	(2,279,102)	(1,327,178)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	3,847,920	16,766,575

Net increase in net assets	4,212,675	17,118,398

NET ASSETS:

Beginning of year	45,696,076	28,577,678

End of year (including undistributed net investment income of $4,622 and $7,906, respectively)	$49,908,751	$45,696,076

14	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Year Ended 12/31/07	For the Year Ended 12/31/06	For the Period 4/21/05[1] to 12/31/05

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.98	$9.89	$10.00

Income (loss) from investment operations:
Net investment income	0.42	0.36	0.21
Net realized and unrealized gain (loss) on investments	0.13	0.09	(0.11)

Total from investment operations	0.55	0.45	0.10

Less distributions to shareholders:
From net investment income	(0.42)	(0.36)	(0.21)
From net realized gain on investments	(0.06)	—	—

Total distributions to shareholders	(0.48)	(0.36)	(0.21)

Net asset value - End of period	$10.05	$9.98	$9.89

Total return[2]	5.58%	4.51%	0.98%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.80%	0.80%	0.80%[3]
Net investment income	4.21%	3.87%	3.08%[3]
Portfolio turnover	346%	313%	293%
Net assets - End of period (000’s omitted)	$49,909	$45,696	$28,578

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:
	0.04%	0.08%	0.20%[3]

1Commencement of operations.

2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.

3Annualized.

The accompanying notes are an integral part of the financial statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Core Bond Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in investment grade bonds and other financial instruments, including derivatives, with economic characteristics similar to bonds.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2007, 3.33 billion shares have been designated in total among 27 series, of which 125 million have been designated as Core Bond Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Debt securities, including government bonds, sovereign bonds, corporate bonds and mortgage-backed securities, will normally be valued on the basis of evaluated bid prices provided by an independent pricing service. Certain investments in securities held by the Series were valued on a basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service that utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings).

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily. Dividend income is recorded on an accrual basis on ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

16

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. The Series had TBA dollar rolls outstanding as of December 31, 2007, which are included in Payable for Purchases of Delayed Delivery Securities on the Statement of Assets and Liabilities.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for

17

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2005 through December 31, 2007.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

18

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

The Advisor has contractually agreed, until at least April 30, 2009, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.80% of average daily net assets each year. Accordingly, the Advisor waived fees of $18,694 for the year ended December 31, 2007, which is reflected as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, the Fund pays the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) (formerly BISYS Fund Services Ohio, Inc.) under which Citi serves as sub-accountant and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2007, purchases and sales of securities, other than United States Government securities and short-term securities, were $9,674,855 and $4,872,989, respectively. Purchases and sales of United States Government securities, other than short-term securities, were $146,888,741 and $141,153,698, respectively.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Core Bond Series were:

	For the Year Ended 12/31/07		For the Year Ended 12/31/06
	Shares	Amount	Shares	Amount
Sold	587,661	$ 5,932,540	1,637,576	$16,250,398
Reinvested	225,784	2,243,435	130,284	1,304,357
Repurchased	(426,400)	(4,328,055)	(79,452)	(788,180)

Total	387,045	$ 3,847,920	1,688,408	$16,766,575

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2007.

19

Notes to Financial Statements

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Ordinary income	$2,029,563	$1,327,178
Long-term capital gains	249,539	—

At December 31, 2007, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$61,455,008

Unrealized appreciation	$476,360
Unrealized depreciation	(415,452)

Net unrealized appreciation	$60,908
Undistributed ordinary income	161,029
Undistributed long-term capital gains	149,452

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

February 20, 2008

21

Supplemental Tax Information (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $249,539 as capital gains for its taxable year ended December 31, 2007.

22

Renewal of Investment Advisory Agreements (unaudited)

During the period covered by this shareholder report, the Board of Directors (the “Board”) of Manning & Napier Fund, Inc. (the “Fund”) considered approval of two separate investment advisory agreements with Manning & Napier Advisors, Inc. (the “Advisor”):

•

At a meeting held on August 30, 2007, the Board approved a new investment advisory agreement between the Fund and the Advisor (the “New Investment Advisory Agreement”) and recommended that the New Investment Advisory Agreement be submitted to shareholders for approval. Shareholders approved the New Investment Advisory Agreement at a meeting held on December 17, 2007.

•

At a meeting held on November 12, 2007, the Board approved the continuation of the then-current investment advisory agreement between the Fund and the Advisor (the “Current Investment Advisory Agreement”), which was to be superseded by the New Investment Advisory Agreement upon its approval by the Fund’s shareholders. The continuation of the Current Investment Advisory Agreement was necessary as a result of the delay in obtaining the number of votes necessary to convene the shareholder meeting and approve the New Investment Advisory Agreement with respect to all investment portfolios of the Fund (the “Series”).

Consideration of New Investment Advisory Agreement:

In response to recent regulatory and compliance initiatives promulgated by the SEC over the past year, the Fund engaged in a comprehensive review of all material aspects of the Fund’s operations, including the Fund’s Current Investment Advisory Agreement. As a result of its review, the Board determined that the Current Investment Advisory Agreement should be amended for the purpose of modernizing the form of the agreement and to include additional provisions in the agreement that are customarily included in investment advisory agreements between registered investment companies and their investment advisors, but which are not included in the Current Investment Advisory Agreement. Accordingly, at the Board meeting on November 16, 2006, representatives of the Advisor presented to the Board proposed changes to the Current Investment Advisory Agreement in order to address the Board’s request to update and modernize the Current Investment Advisory Agreement. As a result of the discussions between the Board and representatives of the Advisor at the November 2006 Board meeting, the Board determined to formally consider the approval of a new investment advisory agreement between the Fund and the Advisor, which would incorporate the changes proposed at the November 2006 Board meeting, at its in-person Board meeting in August 2007.

At an in-person meeting held on August 30, 2007, the Board considered the approval of the New Investment Advisory Agreement between the Fund and the Advisor. Based on the information it received at the meeting and the November 16, 2006 Board meeting, the Board approved the New Investment Advisory Agreement subject to its further approval by the Fund’s shareholders. Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. At the meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Investment Advisory Agreement (the “2006 Annual Review”), which occurred at the November 16, 2006 in-person Board meeting, as part of its considerations to approve the New Investment Advisory Agreement. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2006 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement for an additional one-year period.

23

Renewal of Investment Advisory Agreements (unaudited)

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2006. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•	The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the

24

Renewal of Investment Advisory Agreements (unaudited)

advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940 (the “1940 Act”), concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

As stated above, at the August 30, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions set forth above when determining whether to approve the New Investment Advisory Agreement. The Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement is identical to the Current Investment Advisory Agreement except for certain provisions of the Agreement which have been updated and modernized in response to the Board’s specific request. Further, the Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement does not change either the investment advisory fees payable by the Fund to the Advisor or the day-to-day investment management services the Advisor provides to the Fund.

In addition to the conclusions formed with respect to the 2006 Annual Review, the Directors considered specific information at the August 30, 2007 Board meeting concerning the additional provisions included in the New Investment Advisory Agreement. The Directors considered the fact that these additional provisions are designed to (i) address and memorialize certain standard practices and regulatory requirements of mutual funds and their investment advisors; (ii) further

25

Renewal of Investment Advisory Agreements (unaudited)

delineate the duties and obligations of the Fund and the Advisor; (iii) modernize the agreement to reflect current industry practice and applicable law; and (iv) generally improve the overall quality of the agreement. The Board further considered the fact that the New Investment Advisory Agreement does not alter the actual day-to-day investment management services provided by the Advisor to each Series of the Fund, and the investment advisory fee rate paid to the Advisor under the New Investment Advisory Agreement for a Series is the same as the fee rate paid by the Series under the Current Investment Advisory Agreement.

Based on its evaluation of the information and the conclusions with respect thereto at its meetings on November 16, 2006 and August 30, 2007, the Board unanimously concluded that: (a) the terms of the New Investment Advisory Agreement were fair and reasonable; (b) the approval of the New Investment Advisory Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Investment Advisory Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

Consideration of Current Investment Advisory Agreement

At a meeting held on November 12, 2007, the Board considered the continuation of the Current Investment Advisory Agreement and simultaneously conducted its annual review of the services provided to the Fund by the Adviser (the “2007 Annual Review”). Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2007 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for

26

Renewal of Investment Advisory Agreements (unaudited)

each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2007. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 4 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series and Global Fixed Income Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

27

Renewal of Investment Advisory Agreements (unaudited)

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the 1940 Act, concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

28

Proxy Voting Results (unaudited)

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL	1:

Election of Directors.

	Number of Shares voted for	Number of Shares withheld
B. Reuben Auspitz	215,932,354.541	15,898,685.154
Stephen B. Ashley	215,960,751.214	15,870,288.481
Peter L. Faber	217,504,725.208	14,326,314.487
Harris H. Rusitzky	215,924,013.609	15,907,026.086

PROPOSAL	2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

Number of shares voted
For	3,191,080.260
Against	0
Abstain (includes broker non-votes)	0

PROPOSAL	3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

Number of shares voted
For	3,191,080.260
Against	0
Abstain (includes broker non-votes)	0

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

Number of shares voted
For	3,191,080.260
Against	0
Abstain (includes broker non-votes)	0

29

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	60
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	The Ashley Group
Fannie Mae
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

30

Directors’ and Officers’ Information (unaudited)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Incyte Corp.
ViroPharma, Inc.
HLTH Corp.
Cheyne Capital International
MPM Bio-equities
GMP Companies
HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

31

(THIS PAGE INTENTIONALLY LEFT BLANK)

32

(THIS PAGE INTENTIONALLY LEFT BLANK)

33

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

34

Manning & Napier Fund, Inc.

CORE PLUS BOND SERIES	|	Annual Report - December 31, 2007

Management Discussion and Analysis (unaudited)

Dear Shareholders:

It would be a bit of an understatement to describe 2007 as an “eventful” year; it was a wild ride during which fixed income investors were buffeted by a number of factors. “Subprime”, a relatively obscure term, entered the everyday vernacular. Securities that were thought to be rated “AAA” turned out not to be. There were high profile disasters as well as conservative success stories. And, as always seems to be the case, the Federal Reserve (the “Fed”) once again played a prominent role.

Given the added risk associated with corporate bonds and mortgage-backed bonds, they traditionally carry higher yields when compared to similar maturity U.S. Treasury securities. That difference is called the “credit spread” when referring to corporate bonds, and the “pre-payment spread” when referring to pass-through securities such as mortgage-backed bonds. Over the long-term, those spreads have allowed corporate bonds and mortgage-backed bonds to generate higher total returns than U.S. Treasuries. That tendency led to the activation of the Core Plus Bond Series back in April of 2005.

Unfortunately in 2007, the credit/pre-payment spreads associated with those securities widened; U.S. Treasury yields moved sharply lower last year while yields in the mortgage-backed sector were only slightly lower and corporate yields were slightly higher. As a result mortgage-backed and corporate bond investors did earn their coupons, plus in many instances a modest capital gain, but those returns failed to keep up with the returns of the U.S. Treasury market. The fact that the Core Plus Bond Series concentrates its investments in spread investments worked against the Series last year, so it underperformed relative to its benchmark, which includes a significant U.S. Treasury and Agency component.

As for specifics, the yield on the market-weighted U.S. Treasury index dropped from 4.87% to 3.66%. The biggest declines were on the short-end of the yield curve where yields on bonds with 2-year maturities fell 176 basis points (1.76%), starting the year at 4.81% and finishing it at 3.05%; long-term U.S. Treasury rates dropped from 4.81% to 4.45%, a 36 basis point (0.36%) decline. As for the mortgage-backed market, the yield on that index fell 34 basis points (0.34%), from 5.66% to 5.32%; the yield on the corporate index moved higher, rising from 5.70% to 5.81%.

The first quarter of the year was relatively quiet since the economic releases were relatively mixed. On the good side, unemployment was down to 4.4% in March, payroll growth was still relatively robust, and the 4-week average of initial claims for unemployment insurance was drifting lower. Unfortunately, the good news in the labor markets was offset by the bad news in the housing sector; it remained under duress, and it started to become apparent that the hoped for bottom of the housing market was still quite a ways off.

During the second quarter of the year, rates on short- and long-term bonds began to move in opposite directions, reflecting two distinct factors. On the short-end of the yield curve, a significant change in the market’s supply/demand dynamics pushed rates lower. A shrinking Federal deficit mitigates the Treasury’s borrowing needs, which in turn shrinks the supply of U.S. Treasury Bills, while foreign central banks began paring back their longer-term U.S. Treasury purchases, focusing instead on U.S. Treasury Bills. The combination of a shrinking supply and increased demand pushed short-term U.S. Treasury rates lower. On the intermediate-to-long end of the yield curve, rates rose due to a marked change in the market’s expectations about monetary policy and the rate of economic growth. As we moved into the summer, a number of the economic releases suggested that the rate of economic growth was picking back up. At the same time, the Fed started to hedge when it came to defining what it considered to be an acceptable rate of inflation. The markets responded by re-adjusting intermediate-to-longer term interest rates higher.

Market psychology definitely changed during the third quarter of the year and the precipitous drop in interest rates began, triggered by a flight to quality and a reassessment of the trajectory of Fed policy. While the problems in the market for subprime mortgage loans were well known prior to the third quarter, the collapse of two high profile hedge funds at Bear Stearns along with a couple of European bank announcements revealed the first set of identifiable victims. That caused investors to exit and/or avoid anything remotely tied to the subprime sector. The proceeds were parked in the perceived safest, most liquid alternative, specifically short-term U.S. Treasury instruments.

1

Management Discussion and Analysis (unaudited)

Given the financial dislocations caused by this flight to quality, both the Fed and European central banks responded by injecting liquidity into the financial system. The Fed began by cutting the discount rate (the rate charged to banks to borrow reserves directly from the Fed), and followed that initial move with a cut in the Fed Funds target (the rate charged by banks to borrow reserves from each other). Cutting the targeted Fed Funds rate was not only a response to the liquidity concerns associated with a flight to quality, but also a response to a weakening labor market.

During the fourth quarter there were two additional policy moves enacted by the Fed. It followed up its 50 basis point cut in September with 25 basis point cuts in October and December. The Fed and the markets were both responding to the headwinds that continued to buffet the U.S. economy. The housing sector continued to sink with new home sales dropping 50% from their highs, existing home sales down one-third, and home prices posting year-over-year declines, a decidedly rare occurrence. What was more troubling was the fact that the problems in the housing sector appeared to have spilled over into other sectors of the economy. Job growth had slowed and the unemployment rate had risen to 5.0%, a level not seen since the end of 2005. At some point that should affect income growth, which had been remarkably robust. It was not just the consumer sector that troubled the market; the manufacturing sector appeared to be weakening as well.

Given the economic headwinds, credit concerns rose. In addition, the corporate bond market is dominated by financial issuers, one of the sectors most impacted by the subprime mess. As was mentioned, credit spreads widened quite dramatically. As for the mortgage-backed sector, its spreads typically widen when interest rate volatility picks up; that was definitely the case in 2007, and pre-payment spreads widened.

As for the performance of the Core Plus Bond Series in 2007, its total return was 4.34%. That lagged the Merrill Lynch U.S. Corporate, Government & Mortgage Index (which includes all U.S. Treasury, U.S. Agency, investment-grade corporate bonds, and plain vanilla mortgage-backed securities with maturities of more than one year), which returned 7.17% in 2007. The underperformance can be traced primarily to the strong performance of U.S. Treasury market, which we believe to be a short-term phenomenon.

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2007 (unaudited)

	Average Annual Total Returns As of December 31, 2007
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. - Core Plus Bond Series[2]	4.34%	3.69%
Merrill Lynch U.S. Corporate, Government & Mortgage Index[3]	7.17%	4.99%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Plus Bond Series from its inception1 (4/21/05) to present (12/31/07) to the Merrill Lynch U.S. Corporate, Government & Mortgage Index.

1Performance numbers for the Series and Index are calculated from April 21, 2005, the Series' inception date.

2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2007, this net expense ratio was 0.81%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.81% for the year ended December 31, 2007.

3The unmanaged Merrill Lynch U.S. Corporate, Government & Mortgage Index (formerly Merrill Lynch U.S. Domestic Master Index) is a market value weighted measure that represents U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment-grade securities with maturities of greater than one year. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07-12/31/07
Actual	$1,000.00	$1,035.10	$4.21
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.82%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Portfolio Composition as of December 31, 2007 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Credit Quality Ratings2,3

2As a percentage of total corporate bonds, foreign bonds, asset-backed securities, municipal bonds and supranational obligations.

3Based on ratings from Moody's, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series' investment policies.

5

Investment Portfolio - December 31, 2007

	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

CORPORATE BONDS - 36.72%

Convertible Corporate Bonds - 4.04%
Consumer Discretionary - 1.44%
Hotels, Restaurants & Leisure - 0.53%
Carnival Corp., 2.00%, 4/15/2021	A3		$1,250,000	$1,460,937

Media - 0.91%
Charter Communications, Inc., 6.50%, 10/1/2027	Ca		4,272,000	2,541,840

Total Consumer Discretionary				4,002,777

Health Care - 1.31%
Biotechnology - 0.89%
Amgen, Inc., 0.375%, 2/1/2013	A2		2,830,000	2,486,862

Health Care Equipment & Supplies - 0.26%
Medtronic, Inc., 1.625%, 4/15/2013	A1		665,000	709,888

Pharmaceuticals - 0.16%
Valeant Pharmaceuticals International, 4.00%, 11/15/2013	B	[2]	540,000	453,600

Total Health Care				3,650,350

Industrials - 0.59%
Airlines - 0.59%
JetBlue Airways Corp., 3.75%, 3/15/2035	Caa2		1,900,000	1,648,250

Information Technology - 0.70%
Software - 0.70%
Amdocs Ltd., 0.50%, 3/15/2024 (Guernsey) (Note 7)	Baa3		1,930,000	1,961,363

Total Convertible Corporate Bonds (Identified Cost $12,814,686)				11,262,740

Non-Convertible Corporate Bonds - 32.68%
Consumer Discretionary - 8.74%
Automobiles - 3.49%
Ford Motor Credit Co. LLC, 5.625%, 10/1/2008	B1		2,590,000	2,514,618
General Motors Acceptance Corp. LLC, 6.125%, 1/22/2008	Ba3		7,240,000	7,209,669

				9,724,287

Hotels, Restaurants & Leisure - 0.99%
McDonald’s Corp., 5.80%, 10/15/2017	A3		2,655,000	2,748,929

Media - 2.93%
AOL Time Warner (now known as Time Warner, Inc.), 7.625%, 4/15/2031	Baa2		2,725,000	3,015,540
Comcast Corp., 6.50%, 11/15/2035	Baa2		3,105,000	3,168,463
The Walt Disney Co., 7.00%, 3/1/2032	A2		1,720,000	1,976,416

				8,160,419

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Multiline Retail - 0.75%
Target Corp., 5.875%, 3/1/2012	A2	$2,020,000	$2,091,207

Specialty Retail - 0.58%
Lowe's Companies, Inc., 8.25%, 6/1/2010	A1	1,470,000	1,606,047

Total Consumer Discretionary			24,330,889

Consumer Staples - 1.32%
Beverages - 0.73%
The Coca-Cola Co., 5.35%, 11/15/2017	Aa3	2,000,000	2,049,084

Food & Staples Retailing - 0.58%
The Kroger Co., 7.25%, 6/1/2009	Baa2	775,000	797,230
The Kroger Co., 6.80%, 4/1/2011	Baa2	775,000	815,602

			1,612,832

Household Products - 0.01%
The Procter & Gamble Co., 4.85%, 12/15/2015	Aa3	25,000	25,280

Total Consumer Staples			3,687,196

Energy - 1.33%
Oil, Gas & Consumable Fuels - 1.33%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	Baa3	1,015,000	1,033,503
Arch Western Finance LLC, 6.75%, 7/1/2013	B1	2,745,000	2,662,650

Total Energy			3,696,153

Financials - 9.65%
Capital Markets - 2.75%
The Goldman Sachs Group, Inc., 6.345%, 2/15/2034	A1	3,450,000	3,115,764
Lehman Brothers Holdings, Inc., 4.9775%, 11/16/2009[8]	A1	1,155,000	1,125,184
Lehman Brothers Holdings, Inc., 6.50%, 7/19/2017	A2	1,260,000	1,274,940
Merrill Lynch & Co., Inc., 6.00%, 2/15/2017	A1	1,165,000	1,139,577
Merrill Lynch & Co., Inc., 6.11%, 1/29/2037	A2	1,145,000	1,011,253

			7,666,718

Commercial Banks - 3.44%
Commonwealth Bank of Australia[3,4], 4/30/2010 (Australia) (Note 7)	Aa1	1,000,000	1,038,800
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	A2	2,505,000	2,504,304
PNC Bank National Association, 5.25%, 1/15/2017	A1	2,810,000	2,668,311
U.S. Bank National Association, 6.375%, 8/1/2011	Aa2	85,000	89,147
Wachovia Corp., 5.25%, 8/1/2014	A1	3,340,000	3,265,638

			9,566,200

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2007

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Consumer Finance - 1.58%
Toyota Motor Credit Corp., 0.75%, 6/9/2008 (JPY) (Note 7)	Aaa	235,000,000	$2,101,914
Toyota Motor Credit Corp., 10.00%, 5/4/2022	Aaa	$2,400,000	2,304,000

			4,405,914

Insurance - 1.88%
Ambac Financial Group, Inc., 5.95%, 12/5/2035	Aa2	4,465,000	3,485,129
American International Group, Inc., 4.25%, 5/15/2013	Aa2	1,840,000	1,750,335

			5,235,464

Total Financials			26,874,296

Health Care - 1.45%
Pharmaceuticals - 1.45%
Abbott Laboratories, 3.50%, 2/17/2009	A1	1,305,000	1,287,885
Abbott Laboratories, 5.875%, 5/15/2016	A1	500,000	522,274
Wyeth, 6.50%, 2/1/2034	A3	2,100,000	2,228,778

Total Health Care			4,038,937

Industrials - 5.39%
Aerospace & Defense - 0.45%
Boeing Capital Corp., 6.50%, 2/15/2012	A2	1,175,000	1,261,431

Air Freight & Logistics - 0.46%
FedEx Corp., 3.50%, 4/1/2009	Baa2	1,310,000	1,288,833

Airlines - 0.92%
Southwest Airlines Co., 5.25%, 10/1/2014	Baa1	2,630,000	2,563,135

Industrial Conglomerates - 1.23%
General Electric Capital Corp., 3.75%, 4/9/2008 (EUR) (Note 7)	Aaa	1,215,000	1,770,858
General Electric Capital Corp., 6.75%, 3/15/2032	Aaa	$1,460,000	1,657,659

			3,428,517

Machinery - 0.45%
John Deere Capital Corp., 5.50%, 4/13/2017	A2	1,240,000	1,249,753

Road & Rail - 1.88%
CSX Corp., 6.00%, 10/1/2036	Baa3	3,725,000	3,380,773
Union Pacific Corp., 5.65%, 5/1/2017	Baa2	1,870,000	1,845,877

			5,226,650

Total Industrials			15,018,319

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology - 1.41%
Communications Equipment - 1.41%
Cisco Systems, Inc., 5.50%, 2/22/2016	A1	$1,240,000	$1,261,043
Corning, Inc., 6.20%, 3/15/2016	Baa1	2,590,000	2,668,474

Total Information Technology			3,929,517

Materials - 0.52%
Metals & Mining - 0.52%
Alcoa, Inc., 5.87%, 2/23/2022	Baa1	1,505,000	1,454,435

Utilities - 2.87%
Electric Utilities - 2.54%
Allegheny Energy Supply Co. LLC[3,5], 8.25%, 4/15/2012	Ba1	1,180,000	1,259,650
American Electric Power Co., Inc., 5.375%, 3/15/2010	Baa2	2,510,000	2,545,943
Exelon Generation Co. LLC, 5.35%, 1/15/2014	A3	3,355,000	3,265,069

			7,070,662

Multi-Utilities - 0.33%
CenterPoint Energy Resources Corp., 7.875%, 4/1/2013	Baa3	770,000	845,450
Duke Energy Field Services LLC (now known as DCP Midstream LLC), 7.875%, 8/16/2010	Baa2	30,000	32,181
Sempra Energy, 7.95%, 3/1/2010	Baa1	30,000	32,054

			909,685

Total Utilities			7,980,347

Total Non-Convertible Corporate Bonds (Identified Cost $91,598,631)			91,010,089

TOTAL CORPORATE BONDS (Identified Cost $104,413,317)			102,272,829

COMMERCIAL PAPER - 3.76%
Consumer Discretionary - 0.89%
Automobiles - 0.35%
FCAR Owner Trust II, 1/30/2008		1,000,000	994,884

Media - 0.36%
Time Warner Cable, Inc., 1/15/2008		1,000,000	997,729

Specialty Retail - 0.18%
Home Depot, Inc.[3,5], 1/30/2008		500,000	497,784

Total Consumer Discretionary			2,490,397

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - December 31, 2007

	Credit Rating[1] (unaudited)	Principal Amount/ Shares	Value (Note 2)

COMMERCIAL PAPER (continued)
Consumer Staples - 1.43%
Food Products - 1.07%
General Mills, Inc.[3,5], 1/24/2008		$1,000,000	$996,514
Heinz (HJ) Finance Co.[3,5], 1/25/2008		1,000,000	996,289
Kellogg Co.[3,5], 1/30/2008		1,000,000	995,569

			2,988,372

Household Products - 0.36%
Clorox Co.[3,5], 1/7/2008		1,000,000	998,977

Total Consumer Staples			3,987,349

Energy - 0.36%
Energy Equipment & Services - 0.36%
Weatherford International Ltd., 1/28/2008		1,000,000	995,297

Information Technology - 0.72%
IT Services - 0.72%
Computer Sciences Corp.[3,5], 1/15/2008		1,000,000	997,708
Western Union Co.[3,5], 1/22/2008		1,000,000	996,763

Total Information Technology			1,994,471

Utilities - 0.36%
Electric Utilities - 0.36%
American Electric Power Co., Inc.[3,5], 1/15/2008		1,000,000	997,893

TOTAL COMMERCIAL PAPER (Identified Cost $10,467,984)			10,465,407

FOREIGN BONDS - 1.29%
Financials - 1.29%
Commercial Banks - 1.29%
Depfa ACS Bank, 0.75%, 9/22/2008 (Ireland) (JPY) (Note 7)	Aaa	180,000,000	1,610,090
MBNA Europe Funding plc, 3.00%, 2/7/2008 (United Kingdom) (EUR) (Note 7)	Aaa	1,350,000	1,969,719

TOTAL FOREIGN BONDS (Identified Cost $3,267,031)			3,579,809

PREFERRED STOCKS - 0.42%
Energy - 0.42%
Oil, Gas & Consumable Fuels - 0.42%
Edge Petroleum Corp. - Series A (Identified Cost $1,341,937)		35,050	1,182,937

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

ASSET-BACKED SECURITIES - 0.30%
Terra 2007-1A B1 Static Synthetic CDO[3,6,8], 5.92625%, 3/20/2015
(Identified Cost $1,000,000)	A	[2]	$1,000,000	$843,100

MUNICIPAL SECURITIES - 1.06%
Canyon Independent School District, G.O. Bond, 4.50%, 2/15/2030	AAA	[2]	500,000	490,360
Chapel Hill Independent School District, School Building, G.O. Bond, 4.50%, 8/15/2032	Aaa		500,000	488,330
Commerce Independent School District, School Building, G.O. Bond, 4.50%, 8/15/2037	Aaa		500,000	482,520
Harlandale Independent School District, School Building, G.O. Bond, 4.75%, 8/15/2036	Aaa		500,000	500,325
Katy Independent School District, School Building, G.O. Bond, 4.50%, 2/15/2031	Aaa		500,000	488,865
Keller Independent School District, School Building, G.O. Bond, 4.75%, 8/15/2032	Aaa		500,000	502,660

TOTAL MUNICIPAL SECURITIES (Identified Cost $2,884,066)				2,953,060

SUPRANATIONAL OBLIGATIONS - 0.61%
International Bank for Reconstruction and Development, 2.00%, 2/18/2008 (JPY) (Note 7)
(Identified Cost $1,700,243)	Aaa		190,000,000	1,702,696

U.S. GOVERNMENT AGENCIES - 51.64%
Mortgage-Backed Securities - 48.42%
Fannie Mae, Pool #244510, 5.50%, 12/1/2008			$2,474	2,475
Fannie Mae, Pool #050972, 5.50%, 1/1/2009			3,486	3,488
Fannie Mae, Pool #190549, 5.50%, 1/1/2009			3,283	3,288
Fannie Mae, Pool #663794, 5.50%, 9/1/2017			103,234	104,795
Fannie Mae, Pool #555389, 5.50%, 4/1/2018			459,661	466,611
Fannie Mae, Pool #697020, 5.50%, 5/1/2018			37,796	38,357
Fannie Mae, Pool #741610, 5.50%, 9/1/2018			335,113	340,094
Fannie Mae, Pool #761280, 5.50%, 2/1/2019			108,895	110,420
Fannie Mae, Pool #725793, 5.50%, 9/1/2019			523,047	530,821
Fannie Mae, Pool #815122, 5.50%, 4/1/2020			101,911	103,271
Fannie Mae, Pool #829068, 4.50%, 8/1/2020			88,266	86,789
Fannie Mae, Pool #825922, 4.50%, 9/1/2020			713,774	701,829
Fannie Mae, Pool #829070, 4.50%, 9/1/2020			82,978	81,589
Fannie Mae, Pool #829702, 4.50%, 10/1/2020			95,621	94,020
Fannie Mae, Pool #844909, 4.50%, 10/1/2020			91,007	89,484
Fannie Mae, Pool #813954, 4.50%, 12/1/2020			803,765	790,314
Fannie Mae, Pool #837186, 4.50%, 12/1/2020			287,828	283,011

The accompanying notes are an integral part of the financial statements.	11

Investment Portfolio - December 31, 2007

	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Mortgage-Backed Securities (continued)
Fannie Mae, Pool #256114, 4.50%, 1/1/2021	$196,554	$193,265
Fannie Mae, Pool #852931, 4.50%, 4/1/2021	412,240	405,563
Fannie Mae, Pool #869204, 4.50%, 5/1/2021	406,516	399,932
Fannie Mae, Pool #256543, 5.00%, 11/1/2021	714,879	715,649
Fannie Mae, Pool #900880, 5.00%, 12/1/2021	761,155	761,974
Fannie Mae, Pool #904409, 5.00%, 12/1/2021	659,816	660,527
Fannie Mae, Pool #905666, 5.00%, 12/1/2021	297,203	297,523
Fannie Mae, Pool #906708, 5.00%, 12/1/2021	741,204	742,003
Fannie Mae, Pool #907113, 5.00%, 12/1/2021	755,007	755,820
Fannie Mae, Pool #899017, 5.00%, 1/1/2022	677,165	677,894
Fannie Mae, Pool #818020, 4.50%, 2/1/2022	1,104,130	1,086,711
Fannie Mae, Pool #912557, 4.50%, 2/1/2022	1,157,177	1,138,921
Fannie Mae, Pool #909352, 5.00%, 2/1/2022	25,296	25,324
Fannie Mae, Pool #912415, 5.00%, 2/1/2022	745,614	746,417
Fannie Mae, Pool #741552, 6.50%, 9/1/2033	417,536	431,140
Fannie Mae, Pool #747607, 6.50%, 11/1/2033	81,260	83,907
Fannie Mae, Pool #776452, 6.50%, 1/1/2034	43,121	44,526
Fannie Mae, Pool #765848, 6.50%, 2/1/2034	49,158	50,667
Fannie Mae, Pool #766304, 6.50%, 3/1/2034	68,901	71,015
Fannie Mae, Pool #725686, 6.50%, 7/1/2034	131,122	135,555
Fannie Mae, Pool #782769, 6.50%, 7/1/2034	575,648	593,314
Fannie Mae, Pool #786281, 6.50%, 7/1/2034	48,682	50,176
Fannie Mae, Pool #786692, 6.50%, 8/1/2034	52,786	54,406
Fannie Mae, Pool #799657, 6.50%, 11/1/2034	337,277	347,628
Fannie Mae, Pool #812185, 4.50%, 2/1/2035	398,344	377,220
Fannie Mae, Pool #815409, 4.50%, 2/1/2035	208,898	197,820
Fannie Mae, Pool #815926, 4.50%, 4/1/2035	956,075	905,372
Fannie Mae, Pool #745147, 4.50%, 12/1/2035	17,062,213	16,157,377
Fannie Mae, Pool #745876, 6.50%, 9/1/2036	163,643	168,231
Fannie Mae, Pool #900357, 6.50%, 9/1/2036	811,695	834,457
Fannie Mae, Pool #902295, 6.50%, 11/1/2036	1,677,734	1,724,782
Fannie Mae, Pool #905210, 6.50%, 11/1/2036	1,622,603	1,668,105
Fannie Mae, Pool #920084, 6.50%, 11/1/2036	892,004	917,018
Fannie Mae, Pool #894774, 6.50%, 12/1/2036	855,605	879,598
Fannie Mae, Pool #902858, 6.50%, 12/1/2036	1,863,421	1,915,676
Fannie Mae, TBA[7], 4.50%, 1/15/2038	9,342,000	8,839,867
Fannie Mae, TBA[7], 6.00%, 1/15/2038	12,121,000	12,306,597
Federal Home Loan Mortgage Corp., Pool #M90974, 4.50%, 3/1/2010	459,207	457,244
Federal Home Loan Mortgage Corp., Pool #E00593, 5.50%, 11/1/2013	13,500	13,673

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp., Pool #E91213, 5.50%, 9/1/2017	$73,923	$74,965
Federal Home Loan Mortgage Corp., Pool #E01488, 5.00%, 10/1/2018	13,286	13,318
Federal Home Loan Mortgage Corp., Pool #B11112, 5.50%, 11/1/2018	402,403	407,963
Federal Home Loan Mortgage Corp., Pool #B11862, 5.50%, 1/1/2019	198,552	201,295
Federal Home Loan Mortgage Corp., Pool #B16144, 5.50%, 8/1/2019	149,187	151,131
Federal Home Loan Mortgage Corp., Pool #B16835, 5.50%, 10/1/2019	901,223	912,963
Federal Home Loan Mortgage Corp., Pool #J02511, 5.00%, 9/1/2020	181,403	181,581
Federal Home Loan Mortgage Corp., Pool #J00774, 5.00%, 12/1/2020	69,121	69,188
Federal Home Loan Mortgage Corp., Pool #G11896, 4.50%, 1/1/2021	5,353,908	5,261,263
Federal Home Loan Mortgage Corp., Pool #G11981, 5.00%, 4/1/2021	70,490	70,566
Federal Home Loan Mortgage Corp., Pool #G18160, 5.00%, 11/1/2021	82,864	82,954
Federal Home Loan Mortgage Corp., Pool #G18156, 5.00%, 12/1/2021	3,354,440	3,358,075
Federal Home Loan Mortgage Corp., Pool #G12491, 5.00%, 1/1/2022	72,046	72,124
Federal Home Loan Mortgage Corp., Pool #J04222, 5.00%, 1/1/2022	875,861	876,824
Federal Home Loan Mortgage Corp., Pool #G18168, 5.00%, 2/1/2022	642,727	643,433
Federal Home Loan Mortgage Corp., Pool #G18182, 5.50%, 5/1/2022	3,959,680	4,007,340
Federal Home Loan Mortgage Corp., Pool #A22067, 6.50%, 5/1/2034	829,250	854,668
Federal Home Loan Mortgage Corp., Pool #A25775, 6.50%, 8/1/2034	610,018	628,717
Federal Home Loan Mortgage Corp., Pool #G01741, 6.50%, 10/1/2034	481,741	498,038
Federal Home Loan Mortgage Corp., Pool #G01782, 6.50%, 2/1/2035	393,393	406,193
Federal Home Loan Mortgage Corp., Pool #G08141, 6.50%, 7/1/2036	26,600	27,348

The accompanying notes are an integral part of the financial statements.	13

Investment Portfolio - December 31, 2007

	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp., Pool #G02327, 6.50%, 8/1/2036	$34,492	$35,462
Federal Home Loan Mortgage Corp., Pool #A52364, 6.50%, 9/1/2036	11,377	11,696
Federal Home Loan Mortgage Corp., Pool #A52428, 6.50%, 9/1/2036	779,622	801,545
Federal Home Loan Mortgage Corp., Pool #A54391, 6.50%, 9/1/2036	15,261	15,690
Federal Home Loan Mortgage Corp., Pool #A61160, 6.50%, 9/1/2036	27,709	28,488
Federal Home Loan Mortgage Corp., Pool #A52716, 6.50%, 10/1/2036	5,131,414	5,275,705
Federal Home Loan Mortgage Corp., Pool #A52888, 6.50%, 10/1/2036	206,097	211,893
Federal Home Loan Mortgage Corp., Pool #G02433, 6.50%, 11/1/2036	817,042	840,016
Federal Home Loan Mortgage Corp., Pool #A55847, 6.50%, 12/1/2036	21,875	22,490
Federal Home Loan Mortgage Corp., TBA[7], 4.50%, 1/15/2023	8,462,000	8,321,852
Federal Home Loan Mortgage Corp., TBA[7], 5.00%, 1/15/2023	9,694,000	9,703,093
Federal Home Loan Mortgage Corp., TBA[7], 5.50%, 1/15/2023	5,457,000	5,521,802
Federal Home Loan Mortgage Corp., TBA[7], 5.00%, 1/15/2038	16,742,000	16,333,914
Federal Home Loan Mortgage Corp., TBA[7], 5.50%, 1/15/2038	5,476,000	5,464,018
GNMA, Pool #487193, 5.00%, 4/15/2020	563,548	564,984
GNMA, Pool #563559, 6.50%, 4/15/2032	530,779	550,296
GNMA, Pool #552765, 6.50%, 9/15/2032	655,829	679,944

Total Mortgage-Backed Securities (Identified Cost $133,877,841)		134,846,385

Other Agencies - 3.22%
Federal Home Loan Mortgage Corp., 6.25%, 7/15/2032 (Identified Cost $8,282,029)	7,525,000	8,965,902

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $142,159,870)		143,812,287

14	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Shares/ Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENTS - 27.09%
Dreyfus Treasury Cash Management - Institutional Shares	4,612,395	$4,612,395
Fannie Mae Discount Note, 1/14/2008	$39,000,000	38,935,995
Fannie Mae Discount Note, 1/31/2008	15,000,000	14,944,588
Fannie Mae Discount Note, 2/1/2008	17,000,000	16,936,684

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $75,438,001)		75,429,662

TOTAL INVESTMENTS - 122.89% (Identified Cost $342,672,449)		342,241,787

LIABILITIES, LESS OTHER ASSETS - (22.89%)		(63,747,451)

NET ASSETS - 100%		$278,494,336

Key:

G.O. Bond - General Obligation Bond

TBA - to be announced

1Credit ratings from Moody's (unaudited).

2Credit ratings from S&P (unaudited).

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities amount to $10,619,047, or 3.8%, of the Series' net assets as of December 31, 2007 (see Note 2 to the financial statements).

4This security was acquired on April 13, 2007 at a cost of $1,000,000 ($100.00 per share) and has been determined to be illiquid under guidelines established by the Board of Directors (see Note 2 to the financial statements).

5These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors (see Note 2 to the financial statements).

6This security was acquired on February 28, 2007 at a cost of $1,000,000 ($100.00 per share) and has been determined to be illiquid under guidelines established by the Board of Directors (see Note 2 to the financial statements).

7Securities purchased on a forward commitment or when-issued basis (see Note 2 to the financial statements).

8The coupon rate is a floating rate and is subject to change quarterly. The coupon rate stated is the rate as of December 31, 2007.

The accompanying notes are an integral part of the financial statements.	15

Statement of Assets and Liabilities

December 31, 2007

ASSETS:

Investments, at value (identified cost, $342,672,449) (Note 2)	$342,241,787
Interest receivable	2,439,652
Receivable for fund shares sold	226,169
Dividends receivable	35,057

TOTAL ASSETS	344,942,665

LIABILITIES:

Accrued management fees (Note 3)	163,646
Accrued fund accounting and transfer agent fees (Note 3)	14,918
Accrued Chief Compliance Officer service fees (Note 3)	721
Payable for purchases of delayed delivery securities (Note 2)	66,188,374
Payable for fund shares repurchased	32,041
Audit fees payable	30,962
Other payables and accrued expenses	17,667

TOTAL LIABILITIES	66,448,329

TOTAL NET ASSETS	$278,494,336

NET ASSETS CONSIST OF:

Capital stock	$277,846
Additional paid-in-capital	277,905,853
Undistributed net investment income	160,737
Accumulated net realized gain on investments, foreign currency and other assets and liabilities	574,940
Net unrealized depreciation on investments and other assets and liabilities	(425,040)

TOTAL NET ASSETS	$278,494,336

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($278,494,336/27,784,633 shares)	$10.02

16	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2007

INVESTMENT INCOME:

Interest	$12,325,792
Dividends	267,922

Total Investment Income	12,593,714

EXPENSES:

Management fees (Note 3)	1,756,440
Fund accounting and transfer agent fees (Note 3)	165,447
Directors' fees (Note 3)	7,794
Chief Compliance Officer service fees (Note 3)	6,100
Custodian fees	24,151
Miscellaneous	84,777

Total Expenses	2,044,709

NET INVESTMENT INCOME	10,549,005

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments	757,704
Foreign currency and other assets and liabilities	(38,836)

718,868

Net change in unrealized depreciation on -
Investments	(71,768)
Foreign currency and other assets and liabilities	4,355

(67,413)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	651,455

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,200,460

The accompanying notes are an integral part of the financial statements.	17

Statements of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$10,549,005	$7,885,174
Net realized gain on investments and foreign currency	718,868	1,021,783
Net change in unrealized depreciation on investments and foreign currency	(67,413)	296,345

Net increase from operations	11,200,460	9,203,302

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(10,349,432)	(7,841,271)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	53,498,514	47,188,672

Net increase in net assets	54,349,542	48,550,703

NET ASSETS:

Beginning of year	224,144,794	175,594,091

End of year (including undistributed net investment income of $160,737 and $0, respectively)	$278,494,336	$224,144,794

18	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Year Ended 12/31/07	For the Year Ended 12/31/06	For the Period 4/21/05[1] to 12/31/05

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.98	$9.89	$10.00

Income (loss) from investment operations:
Net investment income	0.40	0.37	0.22
Net realized and unrealized gain (loss) on investments	0.03	0.08	(0.12)

Total from investment operations	0.43	0.45	0.10

Less distributions to shareholders:
From net investment income	(0.39)	(0.36)	(0.21)

Net asset value - End of period	$10.02	$9.98	$9.89

Total return[2]	4.34%	4.59%	1.04%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.81%	0.83%	0.88%[3]
Net investment income	4.20%	3.95%	3.12%[3]
Portfolio turnover	341%	315%	290%
Net assets - End of period (000's omitted)	$278,494	$224,145	$175,594

1Commencement of operations.

2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.

3Annualized.

The accompanying notes are an integral part of the financial statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Core Plus Bond Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in bonds and other financial instruments, including derivatives, with economic characteristics similar to bonds.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2007, 3.33 billion shares have been designated in total among 27 series, of which 125 million have been designated as Core Plus Bond Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided by an independent pricing service. Certain investments in securities held by the Series were valued on a basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service that utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings).

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

20

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. The Series had TBA dollar rolls outstanding as of December 31, 2007, which are included in Payable for Purchases of Delayed Delivery Securities on the Statement of Assets and Liabilities.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

21

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. As of December 31, 2007, the aggregate value of securities deemed illiquid was $1,881,900, representing 0.7% of the Series’ net assets.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2005 through December 31, 2007.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

22

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2009, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.90% of average daily net assets each year. For the year ended December 31, 2007, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, the Fund pays the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) (formerly BISYS Fund Services Ohio, Inc.) under which Citi serves as sub-accountant and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2007, purchases and sales of securities, other than United States Government securities and short-term securities, were $94,344,656 and $51,976,893, respectively. Purchases and sales of United States Government securities, other than short-term securities, were $777,864,357 and $756,239,463, respectively.

23

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Core Plus Bond Series were:

	For the Year Ended 12/31/07		For the Year Ended 12/31/06
	Shares	Amount	Shares	Amount

Sold	4,853,349	$49,066,123	4,918,606	$49,160,159
Reinvested	1,024,246	10,150,276	767,956	7,681,140
Repurchased	(563,255)	(5,717,885)	(968,235)	(9,652,627)

Total	5,314,340	$53,498,514	4,718,327	$47,188,672

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2007.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses and Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Ordinary income	$10,349,432	$7,841,271

24

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

At December 31, 2007, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$342,672,449

Unrealized appreciation	$3,287,366
Unrealized depreciation	(3,718,028)

Net unrealized depreciation	$(430,662)
Undistributed ordinary income	160,737
Undistributed long-term capital gains	574,940

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Plus Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Plus Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the "Series") at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

February 20, 2008

26

Renewal of Investment Advisory Agreements (unaudited)

During the period covered by this shareholder report, the Board of Directors (the “Board”) of Manning & Napier Fund, Inc. (the “Fund”) considered approval of two separate investment advisory agreements with Manning & Napier Advisors, Inc. (the “Advisor”):

•

At a meeting held on August 30, 2007, the Board approved a new investment advisory agreement between the Fund and the Advisor (the “New Investment Advisory Agreement”) and recommended that the New Investment Advisory Agreement be submitted to shareholders for approval. Shareholders approved the New Investment Advisory Agreement at a meeting held on December 17, 2007.

•

At a meeting held on November 12, 2007, the Board approved the continuation of the then-current investment advisory agreement between the Fund and the Advisor (the “Current Investment Advisory Agreement”), which was to be superseded by the New Investment Advisory Agreement upon its approval by the Fund’s shareholders. The continuation of the Current Investment Advisory Agreement was necessary as a result of the delay in obtaining the number of votes necessary to convene the shareholder meeting and approve the New Investment Advisory Agreement with respect to all investment portfolios of the Fund (the “Series”).

Consideration of New Investment Advisory Agreement:

In response to recent regulatory and compliance initiatives promulgated by the SEC over the past year, the Fund engaged in a comprehensive review of all material aspects of the Fund’s operations, including the Fund’s Current Investment Advisory Agreement. As a result of its review, the Board determined that the Current Investment Advisory Agreement should be amended for the purpose of modernizing the form of the agreement and to include additional provisions in the agreement that are customarily included in investment advisory agreements between registered investment companies and their investment advisors, but which are not included in the Current Investment Advisory Agreement. Accordingly, at the Board meeting on November 16, 2006, representatives of the Advisor presented to the Board proposed changes to the Current Investment Advisory Agreement in order to address the Board’s request to update and modernize the Current Investment Advisory Agreement. As a result of the discussions between the Board and representatives of the Advisor at the November 2006 Board meeting, the Board determined to formally consider the approval of a new investment advisory agreement between the Fund and the Advisor, which would incorporate the changes proposed at the November 2006 Board meeting, at its in-person Board meeting in August 2007.

At an in-person meeting held on August 30, 2007, the Board considered the approval of the New Investment Advisory Agreement between the Fund and the Advisor. Based on the information it received at the meeting and the November 16, 2006 Board meeting, the Board approved the New Investment Advisory Agreement subject to its further approval by the Fund’s shareholders. Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. At the meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Investment Advisory Agreement (the “2006 Annual Review”), which occurred at the November 16, 2006 in-person Board meeting, as part of its considerations to approve the New Investment Advisory Agreement. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2006 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement for an additional one-year period.

27

Renewal of Investment Advisory Agreements (unaudited)

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2006. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•	The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the

28

Renewal of Investment Advisory Agreements (unaudited)

advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940 (the “1940 Act”), concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

As stated above, at the August 30, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions set forth above when determining whether to approve the New Investment Advisory Agreement. The Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement is identical to the Current Investment Advisory Agreement except for certain provisions of the Agreement which have been updated and modernized in response to the Board’s specific request. Further, the Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement does not change either the investment advisory fees payable by the Fund to the Advisor or the day-to-day investment management services the Advisor provides to the Fund.

In addition to the conclusions formed with respect to the 2006 Annual Review, the Directors considered specific information at the August 30, 2007 Board meeting concerning the additional provisions included in the New Investment Advisory Agreement. The Directors considered the fact that these additional provisions are designed to (i) address and memorialize certain standard practices and regulatory requirements of mutual funds and their investment advisors; (ii) further

29

Renewal of Investment Advisory Agreements (unaudited)

delineate the duties and obligations of the Fund and the Advisor; (iii) modernize the agreement to reflect current industry practice and applicable law; and (iv) generally improve the overall quality of the agreement. The Board further considered the fact that the New Investment Advisory Agreement does not alter the actual day-to-day investment management services provided by the Advisor to each Series of the Fund, and the investment advisory fee rate paid to the Advisor under the New Investment Advisory Agreement for a Series is the same as the fee rate paid by the Series under the Current Investment Advisory Agreement.

Based on its evaluation of the information and the conclusions with respect thereto at its meetings on November 16, 2006 and August 30, 2007, the Board unanimously concluded that: (a) the terms of the New Investment Advisory Agreement were fair and reasonable; (b) the approval of the New Investment Advisory Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Investment Advisory Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

Consideration of Current Investment Advisory Agreement

At a meeting held on November 12, 2007, the Board considered the continuation of the Current Investment Advisory Agreement and simultaneously conducted its annual review of the services provided to the Fund by the Adviser (the “2007 Annual Review”). Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2007 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for

30

Renewal of Investment Advisory Agreements (unaudited)

each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2007. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 4 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series and Global Fixed Income Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

31

Renewal of Investment Advisory Agreements (unaudited)

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the 1940 Act, concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

32

Proxy Voting Results (unaudited)

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

	Number of Shares voted for	Number of Shares withheld
B. Reuben Auspitz	215,932,354.541	15,898,685.154
Stephen B. Ashley	215,960,751.214	15,870,288.481
Peter L. Faber	217,504,725.208	14,326,314.487
Harris H. Rusitzky	215,924,013.609	15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

Number of shares voted
For	21,452,752.490
Against	0
Abstain (includes broker non-votes)	0

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

Number of shares voted
For	21,452,752.490
Against	0
Abstain (includes broker non-votes)	0

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

Number of shares voted
For	21,452,752.490
Against	0
Abstain (includes broker non-votes)	0

33

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	60
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	The Ashley Group
Fannie Mae
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

34

Directors’ and Officers’ Information (unaudited)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Capital International MPM Bio-equities GMP Companies HoustonPharma
OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

35

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36

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37

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

38

Manning & Napier Fund, Inc.

DIVERSIFIED TAX EXEMPT SERIES	|	Annual Report - December 31, 2007

Management Discussion and Analysis (unaudited)

Dear Shareholders:

It would be a bit of an understatement to describe 2007 as an “eventful” year; it was a wild ride during which fixed income investors, including municipal bond investors, were buffeted by a number of factors, some totally new, others quite familiar. “Subprime”, a relatively obscure term, entered the everyday vernacular. Some of these securities that were thought to be “AAA” turned out not to be. There were high profile disasters, as well as conservative investments that turned out to be stellar investments. And, as always seems to be the case, the Federal Reserve (the “Fed”) once again played a prominent role.

In the end, interest rates generally fell across the board. However, in some instances, yields actually finished the year at levels higher than where they started. Unfortunately, this was the case for longer-term municipal bonds. For instance, the market weighted yield for the Merrill Lynch Broad Market 12-22 Year Index increased 12 basis points (0.12%) in 2007 from 4.64% to 4.76%. Yields on longer-term issues increased even more; the Merrill Lynch Broad Market 22+ Year Index started the year yielding 4.81% and finished the year 26 basis points (0.26%) higher at 5.07%. Short-term municipal bond yields on the other hand moved materially lower; the yield on the Merrill Lynch Broad Market 1-3 Year Index dropped 46 basis points (0.46%) from 3.66% to 3.20%.

While not explicitly tied to the U.S. Treasury markets, municipal bonds generally take their cue from what happens there. In 2007, short-term U.S. Treasury interest rates moved sharply lower; longer-term rates also moved lower but to a lesser degree. Those moves reflected the changing state of the economic environment.

The first quarter of the year was relatively quiet since the economic releases were relatively mixed. On the good side, unemployment was down to 4.4% in March, payroll growth was still relatively robust, and the 4-week average of initial claims for unemployment insurance was drifting lower. Unfortunately, the good news in the labor markets was offset by the bad news in the housing sector; it remained under duress, and it started to become apparent that the hoped for bottom of the housing market was still quite a ways off.

During the second quarter of the year, rates on short- and long-term bonds moved in opposite directions, reflecting two distinct factors. For shorter-term bonds, a significant change in the market’s supply/demand dynamics pushed interest rates lower. A shrinking Federal deficit mitigates the Treasury’s borrowing needs, which in turn shrinks the supply of U.S. Treasury Bills, while foreign central banks began paring back their longer-term U.S. Treasury purchases, focusing instead on U.S. Treasury Bills. The combination of a shrinking supply and increased demand pushed short-term U.S. Treasury rates lower. For intermediate-to-longer-term bonds, rates rose due to a marked change in the market’s expectations about monetary policy and the rate of economic growth. As we moved into the summer, a number of the economic releases suggested that the rate of economic growth was picking back up. At the same time, the Fed started to hedge when it came to defining what it considered to be an acceptable rate of inflation. The markets responded by re-adjusting intermediate-to-longer term interest rates higher.

Market psychology definitely changed during the third quarter of the year and a precipitous drop in interest rates began, triggered by a flight to quality and a reassessment of the trajectory of Fed policy. While the problems in the market for subprime mortgage loans were well known prior to the third quarter, the collapse of two high profile hedge funds at Bear Stearns along with a couple of European bank announcements revealed the first set of identifiable victims. That caused investors to exit and/or avoid anything remotely tied to the subprime sector. The proceeds were parked in the perceived safest, most liquid alternative, specifically short-term U.S. Treasury instruments. Given the financial dislocations caused by this flight to quality, both the Fed and European central banks responded by injecting liquidity into the financial system. The Fed began by cutting the discount rate (the rate charged to banks to borrow reserves directly from the Fed), and followed that initial move with its first cut in the Fed Funds target (the rate charged by banks to borrow reserves from each other). Cutting the targeted Fed Funds rate was not only a response to the liquidity concerns associated with a flight to quality, but also a response to a weakening labor market, with the average gains down more than one-third from the gains reported over the prior 12 to 18 months.

1

Management Discussion and Analysis (unaudited)

During the fourth quarter there were two additional policy moves enacted by the Fed. It followed up its 50 basis point (0.50%) cut in September with 25 basis point (0.25%) cuts in October and again in December. The Fed and the markets were both responding to the headwinds that continued to buffet the U.S. economy. The housing sector continued to sink, with new home sales dropping 50% from their highs, existing home sales down one-third, and home prices posting year-over-year declines, a decidedly rare occurrence. What was more troubling was the fact that the problems in the housing sector appeared to have spilled over into other sectors of the economy. Job growth had slowed and the unemployment rate had risen to 5.0%, a level not seen since the end of 2005. At some point that should affect personal income growth, which had been remarkably robust.

While municipal bonds may take their cue from the U.S. Treasury markets, their movements also depend on factors specific to the municipal market. In 2007, short-term municipal yields moved lower along with U.S. Treasuries, but the magnitude of the move was not as great. Longer-term municipal yields ignored the U.S. Treasury market and those yields actually moved higher. The deviations can be traced to two factors: deteriorating credit quality within the municipal market and the subprime/collateralized debt obligation (CDO) issues that arose in the monoline insurer industry. In terms of credit quality, the debacle in the housing market (affecting property tax revenues), the smallest rise in retail sales since 2002 (affecting sales tax revenues), and modest increases in the equity markets (affecting capital gains tax revenues) put pressure on tax receipts. At the same time, worries about the economy suggest that spending on social services is likely to increase. As for the monoline insurers, their forays into the CDO marketplace caused the ratings agencies to re-examine their AAA credit ratings, which in turn caused municipal investors to look through the insurance overlays to the underlying credit rating of the issuer.

As for the performance of the Diversified Tax Exempt Series in 2007, its total return was 3.20%. That lagged the total return of the Merrill Lynch 1-12 Year Municipal Bond Index which was 4.98%, but it compares favorably with the Lipper average which was 3.04% in 2007. The Series holds a number of longer-term bonds, which the Index does not. Those longer-term holdings did not perform well in 2007, which explains the underperformance versus the Index. However, those longer-term holdings generated attractive coupons in 2007, and we continue to view them as attractive investments.

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2007 (unaudited)

	Average Annual Total Returns As of December 31, 2007
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Diversified Tax Exempt Series[2]	3.20%	3.64%	4.40%	4.68%
Merrill Lynch 1-12 Year Municipal Bond Index[3]	4.98%	3.77%	5.00%	5.20%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Diversified Tax Exempt Series for the ten years ended December 31, 2007 to the Merrill Lynch 1-12 Year Municipal Bond Index.

1Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2007, this net expense ratio was 0.62%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.62% for the year ended December 31, 2007.

3The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged, market weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07-12/31/07
Actual	$1,000.00	$1,038.80	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,022.03	$3.21

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.63%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Portfolio Composition as of December 31, 2007 (unaudited)

Bond Types1

1As a percentage of net assets.

Credit Quality Ratings2,3

Aaa	85.5%
Aa	9.2%
A	1.4%
Unrated investments, such as cash, short-term investments, and other assets, less liabilities	3.9%

2As a percentage of net assets.

3Based on ratings from Moody’s, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series’ investment policies.

Top Ten States4

Texas	5.8%
Michigan	5.3%
California	5.3%
Washington	4.3%
Ohio	4.2%
New Jersey	4.1%
Illinois	3.8%
Nevada	3.7%
New York	3.5%
Florida	3.5%

4 As a percentage of total investments.

5

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL SECURITIES - 96.1%

Alabama - 1.6%
Bessemer Governmental Utility Services Corp., Water Supply, Revenue Bond, MBIA	5.200%	6/1/2024	Aaa	$500,000	$512,940
Birmingham, Capital Impt., Prerefunded Balance, Series B, G.O. Bond, AMBAC	5.000%	12/1/2032	Aaa	1,005,000	1,084,294
Fort Payne Waterworks Board, Revenue Bond, AMBAC	3.500%	7/1/2015	Aaa	665,000	657,519
Hoover Board of Education, Capital Outlay Warrants, Special Tax Warrants, MBIA	5.250%	2/15/2017	Aaa	500,000	528,075
Mobile County Board of School Commissioners, Capital Outlay Warrants, Prerefunded Balance, Series B, G.O. Bond, AMBAC	5.000%	3/1/2018	Aaa	500,000	527,650
Odenville Utilities Board Water, Revenue Bond, MBIA	4.300%	8/1/2028	Aaa	500,000	492,595

					3,803,073

Alaska - 0.2%
Alaska Municipal Banking Authority, Revenue Bond, MBIA	4.100%	6/1/2017	Aaa	455,000	465,451

Arizona - 3.0%
Goodyear, G.O. Bond, MBIA	4.375%	7/1/2020	Aaa	680,000	697,823
Mesa, G.O. Bond, FGIC	4.125%	7/1/2027	Aaa	2,215,000	2,094,703
Phoenix, Series B, G.O. Bond	4.200%	7/1/2021	Aa1	1,500,000	1,508,445
Salt River Project, Agricultural Impt. & Power District, Certificate of Participation, MBIA	5.000%	12/1/2011	Aaa	1,500,000	1,591,800
Yuma County Library District, Series A, G.O. Bond, AMBAC	4.500%	7/1/2035	Aaa	1,200,000	1,186,920

					7,079,691

California - 5.2%
California State, G.O. Bond	4.750%	12/1/2028	A1	795,000	783,568
California State, G.O. Bond	5.250%	2/1/2023	A1	500,000	552,300
California State, Unrefunded Balance, G.O. Bond, MBIA	5.000%	6/1/2012	Aaa	1,300,000	1,368,328
California State, Various Purposes, G.O. Bond, AMBAC	4.250%	12/1/2035	Aaa	1,140,000	1,045,391
California State, G.O. Bond	4.250%	11/1/2014	A1	1,975,000	2,050,860
Campbell Union School District, G.O. Bond, FSA	4.375%	8/1/2027	Aaa	1,810,000	1,779,067
Chula Vista Elementary School District, Series F, G.O. Bond, MBIA	4.800%	8/1/2024	Aaa	435,000	447,541
Chula Vista Elementary School District, Series F, G.O. Bond, MBIA	4.875%	8/1/2025	Aaa	425,000	438,128

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL SECURITIES (continued)

California (continued)
Los Angeles Unified School District, Series B, G.O. Bond, AMBAC	4.500%	7/1/2027	Aaa		$840,000	$826,073
Oak Valley Hospital District, G.O. Bond, FGIC	4.500%	7/1/2025	Aaa		1,395,000	1,383,324
Richmond Joint Powers Financing Authority, Series A, Tax Allocation, MBIA	5.250%	9/1/2025	Aaa		1,570,000	1,630,602

						12,305,182

Colorado - 1.8%
Broomfield Water Activity, Enterprise Water, Revenue Bond, MBIA	5.000%	12/1/2015	Aaa		700,000	747,684
Colorado Water Resources & Power Development Authority, Water Resource, Series D, Revenue Bond, FSA	4.375%	8/1/2035	Aaa		1,420,000	1,362,163
Commerce City, Certificate of Participation, AMBAC	4.750%	12/15/2032	AAA	[2]	1,000,000	999,980
Denver City & County School District No. 1, Prerefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2023	Aaa		895,000	936,358
Denver City & County School District No. 1, Unrefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2023	Aaa		105,000	108,341

						4,154,526

Connecticut - 0.7%
Stamford, G.O. Bond	4.400%	2/15/2026	Aaa		1,545,000	1,548,940

Delaware - 1.6%
Delaware Transportation Authority, Revenue Bond, MBIA	5.000%	7/1/2011	Aaa		1,000,000	1,061,880
New Castle County, Series A, G.O. Bond	4.250%	7/15/2025	Aaa		1,500,000	1,483,515
New Castle County, Series A, G.O. Bond	4.250%	7/15/2026	Aaa		1,265,000	1,240,940

						3,786,335

Florida - 3.4%
Cape Coral Utility Impt. Assessment, Special Assessment, MBIA	4.500%	7/1/2021	Aaa		2,000,000	2,021,580
Florida State Department of Transportation, G.O. Bond	5.000%	7/1/2027	Aa1		1,000,000	1,031,560
Florida State Board of Education, Capital Outlay, Public Education, Series A, G.O. Bond, FSA	4.500%	6/1/2025	Aaa		1,280,000	1,278,426
Florida State Board of Education, Capital Outlay, Public Education, Series C, G.O. Bond, AMBAC	5.000%	6/1/2011	Aaa		425,000	449,025
Florida Sate Board of Education, Capital Outlay, Public Education, Series D, G.O. Bond	5.000%	6/1/2016	Aa1		2,000,000	2,188,200

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL SECURITIES (continued)

Florida (continued)
Miami-Dade County, Educational Facilities Authority, Prerefunded Balance, Series A, Revenue Bond, AMBAC	5.000%	4/1/2015	Aaa	$510,000	$553,182
Tohopekaliga Water Authority, Utility System, Series A, Revenue Bond, FSA	5.000%	10/1/2028	Aaa	510,000	525,305

					8,047,278

Georgia - 2.0%
Atlanta, Prerefunded Balance, G.O. Bond	5.600%	12/1/2018	Aa3	350,000	354,175
Atlanta, Water & Wastewater, Series A, Revenue Bond, MBIA	5.000%	11/1/2033	Aaa	310,000	316,144
Atlanta, Water & Wastewater, Revenue Bond, FSA	5.000%	11/1/2043	Aaa	1,500,000	1,536,510
Georgia State, Series B, G.O. Bond	4.000%	3/1/2022	Aaa	1,270,000	1,252,372
Georgia State, Series B, G.O. Bond	5.650%	3/1/2012	Aaa	5,000	5,468
Georgia State, Unrefunded Balance, Series B, G.O. Bond	5.650%	3/1/2012	Aaa	195,000	213,591
Madison Water & Sewer, Revenue Bond, AMBAC	4.625%	7/1/2030	Aaa	1,000,000	1,000,990

					4,679,250

Illinois - 3.7%
Chicago Neighborhoods Alive 21 Program, Prerefunded Balance, G.O. Bond, FGIC	5.375%	1/1/2026	Aaa	500,000	531,905
Chicago, Prerefunded Balance, G.O. Bond, FGIC	5.250%	1/1/2027	Aaa	250,000	255,000
Chicago, Series A, G.O. Bond, MBIA	5.000%	1/1/2034	Aaa	830,000	851,007
Chicago, Series A, G.O. Bond, AMBAC	5.000%	1/1/2018	Aaa	2,255,000	2,445,322
Chicago, Series A, G.O. Bond, FSA	4.750%	1/1/2038	Aaa	1,500,000	1,509,930
Cook County, Series A, G.O. Bond, FGIC	5.000%	11/15/2022	Aaa	750,000	765,067
Illinois State, G.O. Bond	5.000%	12/1/2027	Aa3	600,000	616,008
Illinois State, Series 1995 A, Certificate of Participation, MBIA	5.600%	7/1/2010	Aaa	100,000	101,197
Madison & St. Clair Counties School District No. 010 Collinsville, School Building, Prerefunded Balance, G.O. Bond, FGIC	5.125%	2/1/2019	Aaa	500,000	528,785
Rock Island County School District No. 041 Rock Island, G.O. Bond, FSA	5.125%	12/1/2015	Aaa	200,000	203,572
Springfield Electric, Revenue Bond, MBIA	5.000%	3/1/2035	Aaa	1,000,000	1,037,950

					8,845,743

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL SECURITIES (continued)

Indiana - 2.3%
Avon Community School Building Corp., Revenue Bond, AMBAC	4.250%	7/15/2018	Aaa	$1,450,000	$1,488,338
Avon Community School Building Corp., Revenue Bond, AMBAC	4.750%	1/15/2032	Aaa	1,015,000	1,023,506
Frankfort High School Elementary School Building Corp., Revenue Bond, FSA	4.750%	7/15/2025	Aaa	1,500,000	1,532,715
La Porte County, G.O. Bond, FGIC	5.200%	1/15/2018	Aaa	300,000	318,651
Noblesville Sewage Works, Revenue Bond, AMBAC	5.000%	1/1/2024	Aaa	550,000	570,927
North Lawrence Indiana Community Schools Building Corp., Revenue Bond, FSA	5.000%	7/15/2020	Aaa	450,000	474,417

					5,408,554

Iowa - 1.8%
Indianola Community School District, G.O. Bond, FGIC	5.200%	6/1/2021	Aaa	425,000	455,069
Iowa City Community School District, G.O. Bond, FSA	4.000%	6/1/2018	Aaa	425,000	427,788
Iowa City, Sewer, Revenue Bond, MBIA	5.750%	7/1/2021	Aaa	250,000	250,482
Polk County, Series C, G.O. Bond	4.000%	6/1/2017	Aa1	995,000	1,013,706
Polk County, Series C, G.O. Bond	4.125%	6/1/2025	Aa1	2,075,000	2,022,046

					4,169,091

Kansas - 2.8%
Johnson & Miami Counties Unified School District No. 230, G.O. Bond, FGIC	4.000%	9/1/2022	Aaa	1,000,000	981,760
Johnson County Unified School District No. 231, Prerefunded Balance, Series A, G.O. Bond, FGIC	5.750%	10/1/2016	Aaa	500,000	523,160
Miami County Unified School District No. 416 Louisburg, G.O. Bond, MBIA	5.000%	9/1/2018	Aaa	2,000,000	2,170,020
Sedgwick County Unified School District No. 265, G.O. Bond, FSA	5.000%	10/1/2025	Aaa	1,090,000	1,145,634
Shawnee County Unified School District No. 450, Shawnee Heights, G.O. Bond, FSA	4.200%	9/1/2020	Aaa	700,000	704,627
Shawnee County Unified School District No. 450, Shawnee Heights, G.O. Bond, FSA	4.250%	9/1/2021	Aaa	580,000	582,610
Wyandotte County School District No. 204 Bonner Springs, Prerefunded Balance, Series A, G.O. Bond, FSA	5.375%	9/1/2015	Aaa	290,000	306,597
Wyandotte County School District No. 204 Bonner Springs, Unrefunded Balance, Series A, G.O. Bond, FSA	5.375%	9/1/2015	Aaa	110,000	115,890

					6,530,298

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL SECURITIES (continued)

Kentucky - 0.8%
Kentucky State Turnpike Authority, Economic Development, Revenue Bond, AMBAC	6.500%	7/1/2008	Aaa	$250,000	$254,298
Lexington-Fayette Urban County Government, Public Facilities Corp., Revenue Bond, MBIA	4.000%	10/1/2018	Aaa	1,655,000	1,668,687

					1,922,985

Louisiana - 1.3%
Caddo Parish Parishwide School District, G.O. Bond, MBIA	4.350%	3/1/2026	Aaa	660,000	643,526
Caddo Parish Parishwide School District, G.O. Bond, MBIA	4.375%	3/1/2027	Aaa	1,090,000	1,066,674
Lafayette Public Power Authority, Series A, Revenue Bond, AMBAC	5.000%	11/1/2012	Aaa	730,000	775,829
New Orleans Sewage Service, Revenue Bond, FGIC	5.250%	6/1/2012	Aaa	300,000	303,321
Orleans Parish Parishwide School District, Series A, G.O. Bond, FGIC	5.125%	9/1/2016	Aaa	400,000	400,576

					3,189,926

Maine - 0.3%
Kennebec Water District, Revenue Bond, FSA	5.125%	12/1/2021	Aaa	750,000	761,423

Maryland - 1.7%
Anne Arundel County, Water & Sewer, G.O. Bond	4.200%	3/1/2025	Aa1	1,770,000	1,739,291
Anne Arundel County, Water & Sewer, G.O. Bond	4.125%	3/1/2024	Aa1	345,000	339,183
Baltimore County, Metropolitan District, G.O. Bond	4.250%	9/1/2029	Aaa	1,000,000	968,400
Baltimore, Water Project, Series A, Revenue Bond, FGIC	5.550%	7/1/2009	Aaa	260,000	269,693
Maryland State, State & Local Facilities, G.O. Bond	4.250%	8/1/2021	Aaa	750,000	759,675

					4,076,242

Massachusetts - 2.4%
Boston, Series A, G.O. Bond, MBIA	4.125%	1/1/2021	Aaa	1,000,000	999,500
Boston, Series A, G.O. Bond, MBIA	4.125%	1/1/2022	Aaa	410,000	406,343
Cambridge, Series A, G.O. Bond	4.000%	2/1/2026	Aaa	850,000	810,942
Cambridge, Series A, G.O. Bond	4.000%	2/1/2027	Aaa	850,000	805,010
Lowell, State Qualified, G.O. Bond, AMBAC	5.000%	2/1/2020	Aaa	500,000	527,955
Massachusetts State, Series C, G.O. Bond, AMBAC	5.750%	8/1/2010	Aaa	400,000	426,316
Massachusetts State, Series D, G.O. Bond	5.250%	10/1/2014	Aa2	1,000,000	1,104,030

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL SECURITIES (continued)

Massachusetts (continued)
Plymouth, G.O. Bond, MBIA	5.250%	10/15/2020	Aaa	$100,000	$105,514
Richmond, G.O. Bond, MBIA	5.000%	4/15/2021	Aaa	400,000	421,780

					5,607,390

Michigan - 5.2%
Bendle Public School District, School Building & Site, G.O. Bond, FGIC	4.500%	5/1/2028	Aaa	640,000	629,907
Detroit City School District, School Building & Site Impt., Series B, G.O. Bond, FGIC	5.000%	5/1/2033	Aaa	750,000	767,917
Detroit Sewer Disposal System, Series B, Revenue Bond, FGIC	4.625%	7/1/2034	Aaa	1,500,000	1,465,275
Detroit Water Supply System, Revenue Bond, MBIA	5.250%	7/1/2023	Aaa	2,000,000	2,137,020
Grand Rapids Public Schools, G.O. Bond, MBIA	4.125%	5/1/2023	Aaa	1,200,000	1,166,292
Holly Area School District, G.O. Bond, FGIC	5.000%	5/1/2022	Aaa	500,000	507,900
Hudsonville Public Schools, Prerefunded Balance, G.O. Bond, FGIC	5.150%	5/1/2027	Aaa	185,000	186,321
Hudsonville Public Schools, Unrefunded Balance, G.O. Bond, FGIC	5.150%	5/1/2027	Aaa	40,000	40,180
Lincoln Park School District, Prerefunded Balance, G.O. Bond, FGIC	5.000%	5/1/2026	Aaa	125,000	125,831
Lincoln Park School District, Prerefunded Balance, G.O. Bond, FGIC	5.000%	5/1/2026	Aaa	355,000	356,306
Muskegon Public Schools, G.O. Bond, FSA	5.000%	5/1/2020	Aaa	1,000,000	1,064,430
Muskegon Water, Revenue Bond, FSA	4.750%	5/1/2019	Aaa	565,000	573,876
Oakland County, George W. Kuhn Drain District, Prerefunded Balance, Series B, G.O. Bond	5.375%	4/1/2021	Aaa	475,000	488,656
Saginaw City School District, School Building & Site, G.O. Bond, FSA	4.500%	5/1/2031	Aaa	1,695,000	1,682,796
St. Joseph County, Sewer Disposal Systems - Constantine, G.O. Bond, FSA	5.000%	4/1/2012	Aaa	100,000	100,454
Warren Woods Public Schools, School Building & Site, G.O. Bond, FSA	4.500%	5/1/2026	Aaa	1,015,000	1,016,340

					12,309,501

Minnesota - 2.3%
Brooklyn Center Independent School District No. 286, School Building, Series A, G.O. Bond, MBIA	4.375%	2/1/2026	Aaa	1,105,000	1,086,657
Hennepin County, Series A, G.O. Bond	4.500%	12/1/2025	Aaa	1,500,000	1,514,160
Minnesota State, G.O. Bond	5.000%	8/1/2013	Aa1	2,000,000	2,172,880

The accompanying notes are an integral part of the financial statements.	11

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL SECURITIES (continued)

Minnesota (continued)
Pine County, Series A, G.O. Bond, FGIC	4.400%	2/1/2028	Aaa	$555,000	$540,531
Western Minnesota Municipal Power Agency, Revenue Bond	6.625%	1/1/2016	Aaa	175,000	202,501

					5,516,729

Mississippi - 0.7%
Biloxi Public School District, Revenue Bond, MBIA	5.000%	4/1/2017	Aaa	500,000	516,840
De Soto County School District, G.O. Bond, FSA	5.000%	2/1/2013	Aaa	1,000,000	1,063,160

					1,580,000

Missouri - 1.3%
Metropolitan St. Louis Sewer District Wastewater System, Series A, Revenue Bond, MBIA	3.600%	5/1/2013	Aaa	600,000	606,168
Missouri State Water Pollution Control, Series A, G.O. Bond	4.500%	12/1/2030	Aaa	2,375,000	2,368,184

					2,974,352

Nebraska - 1.1%
Omaha Metropolitan Utilities District Water, Series A, Revenue Bond, FSA	4.375%	12/1/2031	Aaa	2,640,000	2,524,025

Nevada - 3.7%
Clark County Public Facilities, Prerefunded Balance, Series C, G.O. Bond, FGIC	5.000%	6/1/2024	Aaa	315,000	323,622
Clark County Public Facilities, Unrefunded Balance, Series C, G.O. Bond, FGIC	5.000%	6/1/2024	Aaa	110,000	111,846
Clark County Transportation, Series A, G.O. Bond, FGIC	4.500%	12/1/2019	Aaa	500,000	503,910
Clark County, G.O. Bond, FSA	4.750%	6/1/2027	Aaa	3,000,000	3,051,960
Las Vegas Valley Water District, Water Impt., Series A, G.O. Bond, FSA	4.750%	6/1/2033	Aaa	1,500,000	1,515,495
Nevada State, Project Nos. 66 & 67, Prerefunded Balance, Series A, G.O. Bond, FGIC	5.000%	5/15/2028	Aaa	625,000	629,650
Nevada State, Project Nos. 66 & 67, Unrefunded Balance, Series A, G.O. Bond, FGIC	5.000%	5/15/2028	Aaa	125,000	125,516
North Las Vegas, G.O. Bond, MBIA	5.000%	5/1/2024	Aaa	1,500,000	1,578,165
Truckee Meadows, Water Authority, Prerefunded Balance, Series A, Revenue Bond, FSA	5.000%	7/1/2025	Aaa	750,000	795,645

					8,635,809

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL SECURITIES (continued)

New Jersey - 4.1%
East Brunswick Township Board of Education, G.O. Bond, FSA	4.500%	11/1/2028	Aaa		$835,000	$831,602
East Brunswick Township Board of Education, G.O. Bond, FSA	4.500%	11/1/2029	Aaa		1,000,000	995,810
Essex County, Prerefunded Balance, Series A, G.O. Bond, MBIA	4.500%	5/1/2031	Aaa		500,000	533,070
Hudson County, G.O. Bond, CIFG	4.250%	9/1/2021	Aaa		930,000	928,047
Morris County Impt. Authority, School District, Morris Hills Regional District, Revenue Bond	3.700%	10/1/2018	Aaa		540,000	532,337
New Jersey Transportation Trust Fund Authority, Transportation System, Unrefunded Balance Series C, Revenue Bond, FSA	5.500%	12/15/2013	Aaa		1,400,000	1,558,956
New Jersey Transportation Trust Fund Authority, Transportation System, Series A, Revenue Bond, FSA	4.250%	12/15/2022	Aaa		2,000,000	1,986,840
South Brunswick Township Board of Education, G.O. Bond, MBIA	4.125%	8/1/2012	Aaa		1,200,000	1,246,428
Sparta Township School District, G.O. Bond, FSA	4.300%	2/15/2030	Aaa		1,000,000	968,030

						9,581,120

New Mexico - 0.3%
New Mexico Finance Authority, Public Project Revolving Fund, Series A, Revenue Bond, MBIA	3.250%	6/1/2013	Aaa		795,000	782,789

New York - 3.5%
Erie County, Public Impt., Series A, G.O. Bond, FGIC	5.000%	9/1/2014	Aaa		380,000	405,338
Hampton Bays Union Free School District, G.O. Bond, FSA	4.375%	9/15/2029	Aaa		2,225,000	2,204,864
Mount Morris Central School District, G.O. Bond, FGIC	4.125%	6/15/2014	Aaa		1,290,000	1,352,320
New York City Municipal Water Finance Authority, Series E, Revenue Bond, FGIC	5.000%	6/15/2026	Aaa		750,000	775,680
New York State Urban Development Corp., Series B, Revenue Bond, MBIA	5.000%	1/1/2019	AAA	[2]	1,000,000	1,075,690
Sachem Central School District of Holbrook, G.O. Bond, FGIC	4.375%	10/15/2030	Aaa		2,000,000	1,964,480
Spencerport Central School District, G.O. Bond, FSA	5.000%	11/15/2012	Aaa		350,000	356,394

The accompanying notes are an integral part of the financial statements.	13

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL SECURITIES (continued)

New York (continued)
Westchester County, Unrefunded Balance, G.O. Bond	4.750%	11/15/2016	Aaa	$120,000	$120,719

					8,255,485

North Carolina - 1.9%
Cary, G.O. Bond	5.000%	3/1/2018	Aaa	700,000	742,637
Mecklenburg County, Public Impt., Series A, G.O. Bond	4.125%	2/1/2022	Aaa	1,455,000	1,446,503
North Carolina State, Grant Anticipation, Revenue Bond, MBIA	4.000%	3/1/2018	Aaa	1,355,000	1,372,398
Raleigh, G.O. Bond	4.400%	6/1/2017	Aaa	250,000	255,725
Union County, Prerefunded Balance, Series B, G.O. Bond, FGIC	5.300%	3/1/2013	Aaa	250,000	261,392
Wilson, G.O. Bond, AMBAC	5.100%	6/1/2019	Aaa	400,000	421,956

					4,500,611

North Dakota - 0.8%
Fargo, Series A, G.O. Bond, MBIA	4.700%	5/1/2030	Aaa	1,840,000	1,847,599

Ohio - 4.1%
Brookville Local School District, School Impt., G.O. Bond, FSA	4.125%	12/1/2026	Aaa	660,000	624,730
Cleveland, Various Purposes, G.O. Bond, MBIA	5.000%	12/1/2012	Aaa	1,140,000	1,227,905
Columbus, Limited Tax, Series 2, G.O. Bond	5.000%	7/1/2017	Aaa	1,000,000	1,085,620
Columbus City School District, Facilities Construction & Impt., G.O. Bond, FSA	4.375%	12/1/2032	Aaa	1,000,000	966,800
Licking Heights Local School District, School Facilities Construction & Impt., Series A, G.O. Bond, MBIA	5.000%	12/1/2022	Aaa	1,450,000	1,534,579
Newark City School District, School Impt., G.O. Bond, FGIC	4.250%	12/1/2027	Aaa	500,000	479,585
Ohio State Conservation Project, Series A, G.O. Bond	5.000%	3/1/2015	Aa1	1,000,000	1,083,260
Pickerington Local School District, School Facilities Construction & Impt., G.O. Bond, MBIA	4.250%	12/1/2034	Aaa	2,500,000	2,373,025
Springfield City School District, Prerefunded Balance, G.O. Bond, FGIC	5.200%	12/1/2023	Aaa	325,000	355,111

					9,730,615

14	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL SECURITIES (continued)

Oklahoma - 1.2%
Oklahoma City, G.O. Bond, MBIA	4.250%	3/1/2023	Aaa		$2,000,000	$1,988,840
Oklahoma State Turnpike Authority, Prerefunded Balance, Series A, Revenue Bond, FGIC	5.000%	1/1/2023	Aaa		750,000	764,595

						2,753,435

Oregon - 3.1%
Josephine County Unit School District Three Rivers, Prerefunded Balance, G.O. Bond, FSA	5.250%	6/15/2017	Aaa		825,000	881,851
Metro, G.O. Bond	5.000%	6/1/2022	Aaa		3,000,000	3,238,260
Oregon State Board of Higher Education, Prerefunded Balance, Series B, G.O. Bond	5.000%	8/1/2033	Aa2		1,500,000	1,546,245
Salem Water & Sewer , Revenue Bond, FSA	5.000%	5/1/2014	Aaa		1,120,000	1,221,752
Washington County School District No. 015 Forest Grove, Prerefunded Balance, G.O. Bond, FSA	5.500%	6/15/2017	Aaa		500,000	538,520

						7,426,628

Pennsylvania - 2.9%
Jenkintown School District, Series A, G.O. Bond, FGIC	4.500%	5/15/2032	Aaa		1,000,000	976,650
Lancaster School District, G.O. Bond, FSA	5.000%	6/1/2019	Aaa		1,200,000	1,305,132
Pennsylvania State, G.O. Bond, MBIA	5.000%	1/1/2011	Aaa		1,500,000	1,578,405
Pennsylvania State Turnpike Commission, Prerefunded Balance, Revenue Bond, AMBAC	5.375%	7/15/2019	Aaa		530,000	573,937
Philadelphia, Water & Wastewater, Revenue Bond, MBIA	5.600%	8/1/2018	Aaa		20,000	21,995
Plum Boro School District, Series A, G.O. Bond, FGIC	4.500%	9/15/2030	AAA	[2]	855,000	838,251
Uniontown Area School District, G.O. Bond, FSA	4.350%	10/1/2034	Aaa		1,500,000	1,435,860

						6,730,230

Rhode Island - 0.4%
Rhode Island Clean Water Finance Agency, Series A, Revenue Bond, MBIA	5.000%	10/1/2035	Aaa		1,000,000	1,020,950

South Carolina - 3.4%
Beaufort County School District, Prerefunded Balance, Series A, G.O. Bond	5.000%	3/1/2020	Aa1		500,000	527,650
Beaufort County, G.O. Bond, MBIA	4.250%	3/1/2024	Aaa		790,000	780,860
Charleston County, Transportation Sales Tax, G.O. Bond	5.000%	11/1/2017	Aa1		1,000,000	1,093,490

The accompanying notes are an integral part of the financial statements.	15

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL SECURITIES (continued)

South Carolina (continued)
Orangeburg County Consolidated School District 5, Prerefunded Balance, G.O. Bond	5.625%	3/1/2019	Aa1		$800,000	$841,632
South Carolina, State Institutional - South Carolina State University, Series D, G.O. Bond	4.250%	10/1/2026	Aaa		1,250,000	1,225,838
South Carolina, Transportation Infrastructure Bank, Prerefunded Balance, Series A, Revenue Bond, AMBAC	5.250%	10/1/2021	Aaa		1,500,000	1,571,025
South Carolina, Transportation Infrastructure Bank, Series B, Revenue Bond, AMBAC	4.250%	10/1/2027	Aaa		2,000,000	1,901,200

						7,941,695

South Dakota - 0.3%
Rapid City Area School District No. 51-4, Capital Outlay Certificates, G.O. Bond, FSA	4.750%	1/1/2018	Aaa		650,000	650,000

Tennessee - 1.3%
Rhea County, Prerefunded Balance, G.O. Bond, MBIA	5.000%	4/1/2018	Aaa		950,000	1,003,846
Shelby County, Series A, G.O. Bond	5.500%	3/1/2010	Aa2		2,000,000	2,102,020

						3,105,866

Texas - 5.7%
Alamo Community College District, Series A, G.O. Bond, MBIA	5.000%	8/15/2024	Aaa		1,020,000	1,072,438
Alvin Independent School District, G.O. Bond	4.375%	2/15/2024	Aaa		750,000	744,053
Brazoria County, G.O. Bond, FGIC	4.750%	9/1/2011	Aaa		445,000	449,357
Brazos River Authority, Series B, Revenue Bond, FGIC	4.250%	12/1/2017	Aaa		1,125,000	1,146,623
Canyon Independent School District, School Building, G.O. Bond	4.700%	2/15/2025	AAA	[2]	1,440,000	1,469,275
Del Valle Independent School District, School Building, G.O. Bond	5.000%	6/15/2019	AAA	[2]	1,845,000	1,984,445
Fort Bend County, G.O. Bond, MBIA	4.750%	3/1/2031	Aaa		1,000,000	1,007,330
Huntsville Independent School District, G.O. Bond	4.500%	2/15/2029	Aaa		1,220,000	1,205,189
McKinney Waterworks & Sewer, Revenue Bond, FGIC	4.750%	3/15/2024	Aaa		1,000,000	1,013,400
San Antonio Water, Revenue Bond, FGIC	4.375%	5/15/2029	Aaa		1,400,000	1,331,736
San Patricio Municipal Water District, Prerefunded Balance, Revenue Bond, FSA	5.200%	7/10/2028	Aaa		490,000	505,798
University of Texas, Financing System, Series F, Revenue Bond	4.750%	8/15/2028	Aaa		1,000,000	1,019,240

16	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL SECURITIES (continued)

Texas (continued)
Waller Consolidated Independent School District, G.O. Bond	4.750%	2/15/2023	Aaa	$500,000	$506,925

					13,455,809

Utah - 1.5%
Mountain Regional Water Special Service District, Revenue Bond, MBIA	5.000%	12/15/2030	Aaa	1,240,000	1,270,095
Provo City School District, Series B, G.O. Bond	4.000%	6/15/2014	Aaa	1,100,000	1,139,369
St. George, Parks and Recreation, G.O. Bond, AMBAC	4.000%	8/1/2019	Aaa	795,000	791,335
Utah State Building Ownership Authority, Series C, Revenue Bond, FSA	5.500%	5/15/2011	Aaa	300,000	321,384

					3,522,183

Vermont - 0.4%
Vermont State, Series D, G.O. Bond	4.500%	7/15/2025	Aaa	1,000,000	1,012,370

Virginia - 3.0%
Fairfax County, Public Impt., Series A, G.O. Bond	4.000%	4/1/2017	Aaa	2,000,000	2,046,060
Fairfax County, Public Impt., Series A, G.O. Bond	4.250%	4/1/2027	Aaa	1,500,000	1,462,335
Norfolk, Capital Impt., G.O. Bond, MBIA	4.375%	3/1/2024	Aaa	685,000	685,171
Norfolk, Capital Impt., G.O. Bond, FGIC	4.250%	10/1/2024	Aaa	2,500,000	2,469,175
Richmond, Series B, G.O. Bond, FSA	4.750%	7/15/2023	Aaa	400,000	411,560

					7,074,301

Washington - 4.3%
Franklin County, G.O. Bond, FGIC	5.125%	12/1/2022	Aaa	1,000,000	1,053,840
King County, Series B, G.O. Bond, MBIA	5.000%	1/1/2030	Aaa	400,000	404,344
King County School District No. 411 Issaquah, Series A, G.O. Bond, FSA	5.250%	12/1/2018	Aaa	2,420,000	2,630,056
King County, Sewer, Series A, Revenue Bond, MBIA	4.500%	1/1/2032	Aaa	1,070,000	1,053,019
King County Sewer, Revenue Bond, FSA	5.000%	1/1/2024	Aaa	1,460,000	1,544,855
Seattle, Drain & Wastewater, Revenue Bond, MBIA	4.375%	2/1/2026	Aaa	2,000,000	1,971,660
Washington State, Prerefunded Balance, Series A, G.O. Bond	5.000%	1/1/2023	Aa1	410,000	410,000
Washington State, Motor Vehicle Fuel Tax, G.O. Bond, AMBAC	5.000%	1/1/2025	Aaa	1,000,000	1,050,260

					10,118,034

The accompanying notes are an integral part of the financial statements.	17

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount/ Shares	Value (Note 2)

MUNICIPAL SECURITIES (continued)

West Virginia - 0.3%
West Virginia State Water Development Authority, Series A, Revenue Bond, FGIC	4.250%	11/1/2026	Aaa	$820,000	$774,761

Wisconsin - 2.7%
Central Brown County Water Authority, Water Systems, Revenue Bond, AMBAC	5.000%	12/1/2035	Aaa	1,500,000	1,544,400
Eau Claire, Series B, G.O. Bond, MBIA	4.000%	4/1/2015	Aaa	1,195,000	1,229,822
Kenosha, Series B, G.O. Bond, FSA	5.000%	9/1/2011	Aaa	765,000	812,881
Oshkosh, Corporate Purposes, Series A, G.O. Bond, FGIC	5.050%	12/1/2021	Aaa	450,000	473,459
Stoughton Area School District, G.O. Bond, FGIC	4.875%	4/1/2016	Aaa	500,000	522,800
Two Rivers Public School District, Prerefunded Balance, G.O. Bond, FSA	5.625%	3/1/2019	Aaa	415,000	436,597
West De Pere School District, Prerefunded Balance, Series A, G.O. Bond, FSA	5.250%	10/1/2017	Aaa	500,000	527,835
Wisconsin State Transportation, Series A, Revenue Bond, FSA	5.000%	7/1/2025	Aaa	700,000	732,046

					6,279,840

TOTAL MUNICIPAL SECURITIES (Identified Cost $224,247,070)					226,486,115

SHORT-TERM INVESTMENTS - 2.7%
Dreyfus Municipal Reserves - Class R (Identified Cost $6,450,133)				6,450,133	6,450,133

TOTAL INVESTMENTS - 98.8% (Identified Cost $230,697,203)					232,936,248

OTHER ASSETS, LESS LIABILITIES - 1.2%					2,772,303

NET ASSETS - 100%					$235,708,551

Key:

G.O. Bond - General Obligation Bond

Impt. - Improvement

No. - Number

Scheduled principal and interest payments are guaranteed by:

AMBAC (AMBAC Assurance Corp.)

CIFG (CIFG North America, Inc.)

FGIC (Financial Guaranty Insurance Co.)

FSA (Financial Security Assurance)

MBIA (MBIA, Inc.)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: MBIA - 23.9%; FSA - 22.1%; FGIC - 14.2%; AMBAC - 10.1%.

18	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2007

ASSETS:

Investments, at value (identified cost $230,697,203) (Note 2)	$232,936,248
Interest receivable	2,889,287
Receivable for fund shares sold	498,733
Dividends receivable	23,004

TOTAL ASSETS	236,347,272

LIABILITIES:

Accrued management fees (Note 3)	99,060
Accrued fund accounting and transfer agent fees (Note 3)	14,567
Accrued Chief Compliance Officer service fees (Note 3)	714
Payable for fund shares repurchased	481,118
Audit fees payable	28,964
Other payables and accrued expenses	14,298

TOTAL LIABILITIES	638,721

TOTAL NET ASSETS	$235,708,551

NET ASSETS CONSIST OF:

Capital stock	$215,819
Additional paid-in-capital	231,862,186
Undistributed net investment income	1,366,837
Accumulated net realized gain on investments	24,664
Net unrealized appreciation on investments	2,239,045

TOTAL NET ASSETS	$235,708,551

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($235,708,551/21,581,894 shares)	$10.92

The accompanying notes are an integral part of the financial statements.	19

Statement of Operations

For the Year Ended December 31, 2007

INVESTMENT INCOME:

Interest	$8,532,500
Dividends	283,350

Total Investment Income	8,815,850

EXPENSES:

Management fees (Note 3)	1,031,152
Fund accounting and transfer agent fees (Note 3)	159,743
Directors’ fees (Note 3)	7,809
Chief Compliance Officer service fees (Note 3)	6,100
Custodian fees	11,924
Miscellaneous	72,103

Total Expenses	1,288,831

NET INVESTMENT INCOME	7,527,019

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	90,824
Net change in unrealized appreciation on investments	(603,383)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(512,559)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,014,460

20	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$7,527,019	$5,054,876
Net realized gain on investments	90,824	162,857
Net change in unrealized appreciation on investments	(603,383)	319,437

Net increase from operations	7,014,460	5,537,170

DISTRIBUTIONS TO SHAREHOLDERS (Note 7):

From net investment income	(7,219,804)	(4,612,559)
From net realized gain on investments	(66,160)	(134,415)

Total distributions to shareholders	(7,285,964)	(4,746,974)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	68,291,443	53,933,864

Net increase in net assets	68,019,939	54,724,060

NET ASSETS:

Beginning of year	167,688,612	112,964,552

End of year (including undistributed net investment income of $1,366,837 and $1,059,622, respectively)	$235,708,551	$167,688,612

The accompanying notes are an integral part of the financial statements.	21

Financial Highlights

	For the Years Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.95	$10.90	$10.99	$11.04	$11.00

Income (loss) from investment operations:
Net investment income	0.36	0.37	0.37	0.37	0.41
Net realized and unrealized gain (loss) on investments	(0.02)	0.05	(0.09)	0.04	0.10

Total from investment operations	0.34	0.42	0.28	0.41	0.51

Less distributions to shareholders:
From net investment income	(0.37)	(0.36)	(0.36)	(0.45)	(0.41)
From net realized gain on investments	—[2]	(0.01)	(0.01)	(0.01)	(0.06)

Total distributions to shareholders	(0.37)	(0.37)	(0.37)	(0.46)	(0.47)

Net asset value - End of year	$10.92	$10.95	$10.90	$10.99	$11.04

Total return[1]	3.20%	3.94%	2.60%	3.80%	4.65%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.62%	0.66%	0.71%	0.77%	0.78%
Net investment income	3.65%	3.71%	3.58%	3.63%	3.83%
Portfolio turnover	3%	5%	2%	5%	7%
Net assets - End of year (000’s omitted)	$235,709	$167,689	$112,965	$86,441	$63,754

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions.

2Less than $0.01 per share.

22	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Diversified Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2007, 3.33 billion shares have been designated in total among 27 series, of which 100 million have been designated as Diversified Tax Exempt Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily. Dividend income is recorded on an accrual basis on ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

23

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2004 through December 31, 2007.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of

24

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2009, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. For the year ended December 31, 2007, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, the Fund pays the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) (formerly BISYS Fund Services Ohio, Inc.) under which Citi serves as sub-accountant services and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2007, purchases and sales of securities, other than United States Government securities and short-term securities, were $72,976,121 and $6,329,700, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Diversified Tax Exempt Series were:

	For the Year Ended 12/31/07		For the Year Ended 12/31/06

	Shares	Amount	Shares	Amount

Sold	8,230,257	$89,579,593	5,535,132	$60,276,533
Reinvested	626,954	6,788,154	414,795	4,509,605
Repurchased	(2,593,583)	(28,076,304)	(1,000,001)	(10,852,274)

Total	6,263,628	$68,291,443	4,949,926	$53,933,864

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

25

Notes to Financial Statements

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2007.

7.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Ordinary income	$103,002	$32,274
Tax exempt income	7,116,802	4,580,724
Long-term capital gains	66,160	133,976

At December 31, 2007, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$230,655,667

Unrealized appreciation	$3,312,978
Unrealized depreciation	(1,032,397)

Net unrealized appreciation	$2,280,581
Undistributed ordinary income	241
Undistributed tax exempt income	1,325,060
Undistributed long-term capital gains	24,664

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Diversified Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

February 20, 2008

27

Supplemental Tax Information (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $66,160 as capital gains for its taxable year ended December 31, 2007. In addition, the Series hereby designates $7,116,802 as tax exempt dividends for the year ended December 31, 2007.

28

Renewal of Investment Advisory Agreements (unaudited)

During the period covered by this shareholder report, the Board of Directors (the “Board”) of Manning & Napier Fund, Inc. (the “Fund”) considered approval of two separate investment advisory agreements with Manning & Napier Advisors, Inc. (the “Advisor”):

•

At a meeting held on August 30, 2007, the Board approved a new investment advisory agreement between the Fund and the Advisor (the “New Investment Advisory Agreement”) and recommended that the New Investment Advisory Agreement be submitted to shareholders for approval. Shareholders approved the New Investment Advisory Agreement at a meeting held on December 17, 2007.

•

At a meeting held on November 12, 2007, the Board approved the continuation of the then-current investment advisory agreement between the Fund and the Advisor (the “Current Investment Advisory Agreement”), which was to be superseded by the New Investment Advisory Agreement upon its approval by the Fund’s shareholders. The continuation of the Current Investment Advisory Agreement was necessary as a result of the delay in obtaining the number of votes necessary to convene the shareholder meeting and approve the New Investment Advisory Agreement with respect to all investment portfolios of the Fund (the “Series”).

Consideration of New Investment Advisory Agreement:

In response to recent regulatory and compliance initiatives promulgated by the SEC over the past year, the Fund engaged in a comprehensive review of all material aspects of the Fund’s operations, including the Fund’s Current Investment Advisory Agreement. As a result of its review, the Board determined that the Current Investment Advisory Agreement should be amended for the purpose of modernizing the form of the agreement and to include additional provisions in the agreement that are customarily included in investment advisory agreements between registered investment companies and their investment advisors, but which are not included in the Current Investment Advisory Agreement. Accordingly, at the Board meeting on November 16, 2006, representatives of the Advisor presented to the Board proposed changes to the Current Investment Advisory Agreement in order to address the Board’s request to update and modernize the Current Investment Advisory Agreement. As a result of the discussions between the Board and representatives of the Advisor at the November 2006 Board meeting, the Board determined to formally consider the approval of a new investment advisory agreement between the Fund and the Advisor, which would incorporate the changes proposed at the November 2006 Board meeting, at its in-person Board meeting in August 2007.

At an in-person meeting held on August 30, 2007, the Board considered the approval of the New Investment Advisory Agreement between the Fund and the Advisor. Based on the information it received at the meeting and the November 16, 2006 Board meeting, the Board approved the New Investment Advisory Agreement subject to its further approval by the Fund’s shareholders. Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. At the meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Investment Advisory Agreement (the “2006 Annual Review”), which occurred at the November 16, 2006 in-person Board meeting, as part of its considerations to approve the New Investment Advisory Agreement. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2006 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement for an additional one-year period.

29

Renewal of Investment Advisory Agreements (unaudited)

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2006. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•	The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the

30

Renewal of Investment Advisory Agreements (unaudited)

advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940 (the “1940 Act”), concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

As stated above, at the August 30, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions set forth above when determining whether to approve the New Investment Advisory Agreement. The Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement is identical to the Current Investment Advisory Agreement except for certain provisions of the Agreement which have been updated and modernized in response to the Board’s specific request. Further, the Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement does not change either the investment advisory fees payable by the Fund to the Advisor or the day-to-day investment management services the Advisor provides to the Fund.

In addition to the conclusions formed with respect to the 2006 Annual Review, the Directors considered specific information at the August 30, 2007 Board meeting concerning the additional provisions included in the New Investment Advisory Agreement. The Directors considered the fact that these additional provisions are designed to (i) address and memorialize certain standard practices and regulatory requirements of mutual funds and their investment advisors; (ii) further

31

Renewal of Investment Advisory Agreements (unaudited)

delineate the duties and obligations of the Fund and the Advisor; (iii) modernize the agreement to reflect current industry practice and applicable law; and (iv) generally improve the overall quality of the agreement. The Board further considered the fact that the New Investment Advisory Agreement does not alter the actual day-to-day investment management services provided by the Advisor to each Series of the Fund, and the investment advisory fee rate paid to the Advisor under the New Investment Advisory Agreement for a Series is the same as the fee rate paid by the Series under the Current Investment Advisory Agreement.

Based on its evaluation of the information and the conclusions with respect thereto at its meetings on November 16, 2006 and August 30, 2007, the Board unanimously concluded that: (a) the terms of the New Investment Advisory Agreement were fair and reasonable; (b) the approval of the New Investment Advisory Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Investment Advisory Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

Consideration of Current Investment Advisory Agreement

At a meeting held on November 12, 2007, the Board considered the continuation of the Current Investment Advisory Agreement and simultaneously conducted its annual review of the services provided to the Fund by the Adviser (the “2007 Annual Review”). Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2007 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for

32

Renewal of Investment Advisory Agreements (unaudited)

each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2007. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 4 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series and Global Fixed Income Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

33

Renewal of Investment Advisory Agreements (unaudited)

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the 1940 Act, concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

34

Proxy Voting Results (unaudited)

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

	Number of Shares voted for	Number of Shares withheld
B. Reuben Auspitz	215,932,354.541	15,898,685.154
Stephen B. Ashley	215,960,751.214	15,870,288.481
Peter L. Faber	217,504,725.208	14,326,314.487
Harris H. Rusitzky	215,924,013.609	15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

Number of shares voted
For	17,150,451.809
Against	0
Abstain (includes broker non-votes)	15,449.000

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

Number of shares voted
For	17,150,451.809
Against	0
Abstain (includes broker non-votes)	15,449.000

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

Number of shares voted
For	17,150,451.809
Against	0
Abstain (includes broker non-votes)	15,449.000

Proposal 3.A.iii. To approve changes to the fundamental policy regarding loans.

Number of shares voted
For	17,150,451.809
Against	0
Abstain (includes broker non-votes)	15,449.000

35

Proxy Voting Results (unaudited)

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

Number of shares voted
For	17,150,451.809
Against	0
Abstain (includes broker non-votes)	15,449.000

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

Number of shares voted
For	17,150,451.809
Against	0
Abstain (includes broker non-votes)	15,449.000

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

Number of shares voted
For	17,150,451.809
Against	0
Abstain (includes broker non-votes)	15,449.000

Proposal 3.A.vii. To approve changes to the fundamental policy regarding diversification.

Number of shares voted
For	17,150,451.809
Against	0
Abstain (includes broker non-votes)	15,449.000

Proposal 3.B.i. To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.

Number of shares voted
For	17,150,451.809
Against	0
Abstain (includes broker non-votes)	15,449.000

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

Number of shares voted
For	17,150,451.809
Against	0
Abstain (includes broker non-votes)	15,449.000

36

Proxy Voting Results (unaudited)

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

Number of shares voted
For	17,150,451.809
Against	0
Abstain (includes broker non-votes)	15,449.000

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

Number of shares voted
For	17,150,451.809
Against	0
Abstain (includes broker non-votes)	15,449.000

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

Number of shares voted
For	17,150,451.809
Against	0
Abstain (includes broker non-votes)	15,449.000

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

Number of shares voted
For	17,150,451.809
Against	0
Abstain (includes broker non-votes)	15,449.000

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

Number of shares voted
For	17,150,451.809
Against	0
Abstain (includes broker non-votes)	15,449.000

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

Number of shares voted
For	17,150,451.809
Against	0
Abstain (includes broker non-votes)	15,449.000

37

Proxy Voting Results (unaudited)

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

Number of shares voted
For	17,150,451.809
Against	0
Abstain (includes broker non-votes)	15,449.000

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

Number of shares voted
For	17,150,451.809
Against	0
Abstain (includes broker non-votes)	15,449.000

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

Number of shares voted
For	17,150,451.809
Against	0
Abstain (includes broker non-votes)	15,449.000

Proposal 3.C.vii. To approve changes to the policy/restriction regarding investing in any company with less than three years continuous operation.

Number of shares voted
For	17,150,451.809
Against	0
Abstain (includes broker non-votes)	15,449.000

38

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	60
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	The Ashley Group Fannie Mae
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

39

Directors’ and Officers’ Information (unaudited)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Capital International MPM Bio-equities GMP Companies HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

40

(THIS PAGE INTENTIONALLY LEFT BLANK)

41

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

42

Manning & Napier Fund, Inc.

NEW YORK TAX EXEMPT SERIES	|	Annual Report - December 31, 2007

Management Discussion and Analysis (unaudited)

Dear Shareholders:

It would be a bit of an understatement to describe 2007 as an “eventful” year; it was a wild ride during which fixed income investors, including municipal bond investors, were buffeted by a number of factors, some totally new, others quite familiar. “Subprime”, a relatively obscure term, entered the everyday vernacular. Some of these securities that were thought to be “AAA” turned out not to be. There were high profile disasters, as well as conservative investments that turned out to be stellar investments. And, as always seems to be the case, the Federal Reserve (the “Fed”) once again played a prominent role.

In the end, interest rates generally fell across the board. However, in some instances, yields actually finished the year at levels higher than where they started. Unfortunately, this was the case for longer-term municipal bonds. For instance, the market weighted yield for the Merrill Lynch Broad Market 12-22 Year Index increased 12 basis points (0.12%) in 2007 from 4.64% to 4.76%. Yields on longer-term issues increased even more; the Merrill Lynch Broad Market 22+ Year Index started the year yielding 4.81% and finished the year 26 basis points (0.26%) higher at 5.07%. Short-term municipal bond yields on the other hand moved materially lower; the yield on the Merrill Lynch Broad Market 1-3 Year Index dropped 46 basis points (0.46%) from 3.66% to 3.20%.

While not explicitly tied to the U.S. Treasury markets, municipal bonds generally take their cue from what happens there. In 2007, short-term U.S. Treasury interest rates moved sharply lower; longer-term rates also moved lower but to a lesser degree. Those moves reflected the changing state of the economic environment.

The first quarter of the year was relatively quiet since the economic releases were relatively mixed. On the good side, unemployment was down to 4.4% in March, payroll growth was still relatively robust, and the 4-week average of initial claims for unemployment insurance was drifting lower. Unfortunately, the good news in the labor markets was offset by the bad news in the housing sector; it remained under duress, and it started to become apparent that the hoped for bottom of the housing market was still quite a ways off.

During the second quarter of the year, rates on short- and long-term bonds moved in opposite directions, reflecting two distinct factors. For shorter-term bonds, a significant change in the market’s supply/demand dynamics pushed interest rates lower. A shrinking Federal deficit mitigates the Treasury’s borrowing needs, which in turn shrinks the supply of U.S. Treasury Bills, while foreign central banks began paring back their longer-term U.S. Treasury purchases, focusing instead on U.S. Treasury Bills. The combination of a shrinking supply and increased demand pushed short-term U.S. Treasury rates lower. For intermediate-to-longer-term bonds, rates rose due to a marked change in the market’s expectations about monetary policy and the rate of economic growth. As we moved into the summer, a number of the economic releases suggested that the rate of economic growth was picking back up. At the same time, the Fed started to hedge when it came to defining what it considered to be an acceptable rate of inflation. The markets responded by re-adjusting intermediate-to-longer term interest rates higher.

Market psychology definitely changed during the third quarter of the year and a precipitous drop in interest rates began, triggered by a flight to quality and a reassessment of the trajectory of Fed policy. While the problems in the market for subprime mortgage loans were well known prior to the third quarter, the collapse of two high profile hedge funds at Bear Stearns along with a couple of European bank announcements revealed the first set of identifiable victims. That caused investors to exit and/or avoid anything remotely tied to the subprime sector. The proceeds were parked in the perceived safest, most liquid alternative, specifically short-term U.S. Treasury instruments. Given the financial dislocations caused by this flight to quality, both the Fed and European central banks responded by injecting liquidity into the financial system. The Fed began by cutting the discount rate (the rate charged to banks to borrow reserves directly from the Fed), and followed that initial move with its first cut in the Fed Funds target (the rate charged by banks to borrow reserves from each other). Cutting the targeted Fed Funds rate was not only a response to the liquidity concerns associated with a flight to quality, but also a response to a weakening labor market, with the average gains down more than one-third from the gains reported over the prior 12 to 18 months.

1

Management Discussion and Analysis (unaudited)

During the fourth quarter there were two additional policy moves enacted by the Fed. It followed up its 50 basis point (0.50%) cut in September with 25 basis point (0.25%) cuts in October and again in December. The Fed and the markets were both responding to the headwinds that continued to buffet the U.S. economy. The housing sector continued to sink, with new home sales dropping 50% from their highs, existing home sales down one-third, and home prices posting year-over-year declines, a decidedly rare occurrence. What was more troubling was the fact that the problems in the housing sector appeared to have spilled over into other sectors of the economy. Job growth had slowed and the unemployment rate had risen to 5.0%, a level not seen since the end of 2005. At some point that should affect personal income growth, which had been remarkably robust.

While municipal bonds may take their cue from the U.S. Treasury markets, their movements also depend on factors specific to the municipal market. In 2007, short-term municipal yields moved lower along with U.S. Treasuries, but the magnitude of the move was not as great. Longer-term municipal yields ignored the U.S. Treasury market and those yields actually moved higher. The deviations can be traced to two factors: deteriorating credit quality within the municipal market and the subprime/collateralized debt obligation (CDO) issues that arose in the monoline insurer industry. In terms of credit quality, the debacle in the housing market (affecting property tax revenues), the smallest rise in retail sales since 2002 (affecting sales tax revenues), and modest increases in the equity markets (affecting capital gains tax revenues) put pressure on tax receipts. At the same time, worries about the economy suggest that spending on social services is likely to increase. As for the monoline insurers, their forays into the CDO marketplace caused the ratings agencies to re-examine their AAA credit ratings, which in turn caused municipal investors to look through the insurance overlays to the underlying credit rating of the issuer.

As for the performance of the New York Tax Exempt Series in 2007, its total return was 3.44%. That lagged the total return of the Merrill Lynch 1-12 Year Municipal Bond Index which was 4.98%, but it compares quite favorably with the Lipper average, which was 1.49% in 2007. The Series holds a number of longer-term bonds, which the Index does not. Those longer-term holdings did not perform well in 2007, which explains the underperformance versus the Index. However, those longer-term holdings generated attractive coupons in 2007, and we continue to view them as attractive investments.

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2007 (unaudited)

	Average Annual Total Returns As of December 31, 2007
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - New York Tax Exempt Series[2]	3.44%	3.20%	4.28%	4.51%
Merrill Lynch 1-12 Year Municipal Bond Index[3]	4.98%	3.77%	5.00%	5.17%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - New York Tax Exempt Series for the ten years ended December 31, 2007 to the Merrill Lynch 1-12 Year Municipal Bond Index.

1Performance numbers for the Series and Index are calculated from January 17, 1994, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2007, this net expense ratio was 0.65%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.65% for the year ended December 31, 2007.

3The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged, market weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07-12/31/07
Actual	$1,000.00	$1,035.40	$3.39
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.36

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.66%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Portfolio Composition as of December 31, 2007 (unaudited)

Bond Types1

1As a percentage of net assets.

Credit Quality Ratings2,3

2As a percentage of net assets.

3Based on ratings from Moody’s, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series’ investment policies.

5

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL SECURITIES - 94.4%
Arlington Central School District, G.O. Bond, MBIA	4.625%	12/15/2024	Aaa	$845,000	$861,951
Arlington Central School District, G.O. Bond, MBIA	4.625%	12/15/2025	Aaa	365,000	371,552
Beacon City School District, G.O. Bond, MBIA	5.600%	7/15/2019	Aaa	500,000	524,875
Brookhaven, Public Impt., G.O. Bond, FGIC	4.000%	5/1/2023	Aaa	900,000	881,757
Brookhaven, Public Impt., G.O. Bond, FGIC	4.000%	5/1/2024	Aaa	815,000	790,020
Buffalo Fiscal Stability Authority, Sales Tax & State Aid, Series B, Revenue Bond, MBIA	5.000%	9/1/2016	Aaa	525,000	573,358
Buffalo Municipal Water Finance Authority, Water Systems, Prerefunded Balance, Series A, Revenue Bond, FGIC	5.000%	7/1/2028	Aaa	750,000	765,307
Chautauqua County, Public Impt., Series B, G.O. Bond, MBIA	4.500%	12/15/2018	Aaa	485,000	510,521
Clyde-Savannah Central School District, G.O. Bond, FGIC	5.000%	6/1/2013	Aaa	500,000	540,855
Colonie, G.O. Bond, MBIA	5.200%	8/15/2008	Aaa	40,000	40,101
Dryden Central School District, G.O. Bond, FSA	5.500%	6/15/2011	Aaa	200,000	202,022
Dutchess County, Public Impt., Prerefunded Balance, G.O. Bond, MBIA	4.000%	12/15/2016	Aaa	315,000	327,011
Dutchess County, Public Impt., Unrefunded Balance, G.O. Bond, MBIA	4.000%	12/15/2016	Aaa	360,000	371,495
Eastchester, Public Impt., Series B, G.O. Bond, FSA	4.900%	10/15/2011	Aaa	385,000	386,906
Ellenville Central School District, G.O. Bond, FSA	5.375%	5/1/2009	Aaa	210,000	211,556
Ellenville Central School District, G.O. Bond, AMBAC	5.700%	5/1/2011	Aaa	700,000	712,852
Erie County, Public Impt., Series A, G.O. Bond, FGIC	4.750%	10/1/2016	Aaa	550,000	571,681
Erie County, Public Impt., Series A, G.O. Bond, FGIC	5.000%	9/1/2014	Aaa	500,000	533,340
Fairport Central School District, G.O. Bond, FSA	5.000%	6/1/2019	Aaa	500,000	526,775
Franklin Square Union Free School District, G.O. Bond, FGIC	5.000%	1/15/2021	Aaa	520,000	539,859
Freeport, Series A, G.O. Bond, FGIC	4.000%	1/15/2014	Aaa	540,000	554,326
Greece Central School District, G.O. Bond, FSA	4.600%	6/15/2018	Aaa	180,000	188,177
Greece Central School District, G.O. Bond, FSA	4.000%	6/15/2019	Aaa	2,675,000	2,701,215
Hampton Bays Union Free School District, G.O. Bond, FSA	4.250%	9/15/2026	Aaa	1,140,000	1,128,326
Haverstraw-Stony Point Central School District, G.O. Bond, FSA	4.500%	10/15/2032	Aaa	2,000,000	1,999,880
Hempstead Town, Unrefunded Balance, Series B, G.O. Bond, FGIC	5.625%	2/1/2010	Aaa	165,000	165,337
Huntington, G.O. Bond, MBIA	5.875%	9/1/2009	Aaa	45,000	45,202

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL SECURITIES (continued)
Islip, Public Impt., G.O. Bond, FGIC	5.375%	6/15/2015	Aaa	$1,555,000	$1,647,476
Jamesville-Dewitt Central School District, G.O. Bond, AMBAC	5.750%	6/15/2009	Aaa	420,000	436,871
Johnson City Central School District, G.O. Bond, FGIC	4.250%	6/15/2024	Aaa	500,000	493,465
Johnson City Central School District, G.O. Bond, FGIC	4.375%	6/15/2028	Aaa	1,000,000	976,060
Johnson City Central School District, G.O. Bond, FGIC	4.375%	6/15/2030	Aaa	985,000	954,150
Le Roy Central School District, G.O. Bond, FGIC	0.100%	6/15/2008	Aaa	350,000	345,159
Long Island Power Authority, Electric Systems, Series F, Revenue Bond, MBIA	4.500%	5/1/2028	Aaa	1,880,000	1,855,240
Long Island Power Authority, Electric Systems, Series A, Revenue Bond, FGIC	5.000%	12/1/2019	Aaa	1,000,000	1,076,830
Long Island Power Authority, Electric Systems, Series A, Revenue Bond, FGIC	5.000%	12/1/2025	Aaa	1,690,000	1,776,393
Longwood Central School District at Middle Island, G.O. Bond, FSA	5.000%	6/15/2017	Aaa	250,000	257,335
Longwood Central School District at Middle Island, G.O. Bond, FSA	5.000%	6/15/2018	Aaa	250,000	257,335
Metropolitan Transportation Authority, Transportation Facilities, Prerefunded Balance, Series B, Revenue Bond, AMBAC	5.000%	7/1/2018	Aaa	1,500,000	1,600,620
Metropolitan Transportation Authority, Dedicated Tax Fund, Series A, Revenue Bond, MBIA	5.000%	11/15/2030	Aaa	750,000	771,157
Metropolitan Transportation Authority, Series A, Revenue Bond, FGIC	5.000%	11/15/2025	Aaa	1,500,000	1,555,770
Metropolitan Transportation Authority, Series A, Revenue Bond, FSA	5.000%	11/15/2030	Aaa	500,000	514,105
Metropolitan Transportation Authority, Series B, Revenue Bond, FSA	4.500%	11/15/2032	Aaa	500,000	493,345
Monroe County, Water Impt., G.O. Bond	5.250%	2/1/2017	Baa2	240,000	242,618
Monroe County, Public Impt., G.O. Bond, AMBAC	4.125%	6/1/2020	Aaa	1,000,000	1,008,890
Monroe County Water Authority, Revenue Bond	5.000%	8/1/2019	Aa3	1,700,000	1,732,402
Mount Morris Central School District, G.O. Bond, FGIC	4.125%	6/15/2013	Aaa	790,000	824,333
Nassau County, Combined Sewer Districts, Series F, G.O. Bond, MBIA	5.350%	7/1/2008	Aaa	1,500,000	1,517,445
Nassau County, General Impt., Series C, G.O. Bond, FSA	5.125%	1/1/2014	Aaa	500,000	527,490
Nassau County Interim Finance Authority, Sales Tax Secured, Series A, Revenue Bond, AMBAC	4.750%	11/15/2023	Aaa	1,000,000	1,025,170
New Hyde Park Garden City Park, Union Free School District, G.O. Bond, FSA	4.125%	6/15/2023	Aaa	200,000	198,034

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL SECURITIES (continued)
New Hyde Park Garden City Park, Union Free School District, G.O. Bond, FSA	4.125%	6/15/2024	Aaa		$250,000	$245,480
New York City, Series K, G.O. Bond, FSA	5.375%	8/1/2020	Aaa		1,000,000	1,040,590
New York City, Series A, G.O. Bond, CIFG	5.000%	8/1/2024	Aaa		1,000,000	1,040,910
New York City, G.O. Bond, XLCA	5.000%	9/1/2019	Aaa		500,000	533,150
New York City, Prerefunded Balance, Series I, G.O. Bond, MBIA	5.000%	5/15/2028	AAA	[2]	175,000	178,099
New York City, Unrefunded Balance, Series I, G.O. Bond, MBIA	5.000%	5/15/2028	AAA	[2]	1,725,000	1,749,650
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond, AMBAC	5.000%	6/15/2035	Aaa		750,000	769,260
New York City Transitional Finance Authority, Future Tax Secured, Prerefunded Balance, Series A, Revenue Bond	5.500%	2/15/2011	Aa1		1,000,000	1,059,320
New York City Municipal Water Finance Authority, Series E, Revenue Bond, FGIC	5.000%	6/15/2026	Aaa		750,000	775,680
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series D, Revenue Bond, AMBAC	4.500%	6/15/2036	Aaa		500,000	486,680
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond	4.500%	6/15/2037	Aa2		1,000,000	969,810
New York State, Series C, G.O. Bond, FSA	5.000%	4/15/2012	Aa3		700,000	750,904
New York State, Prerefunded Balance, Series B, G.O. Bond	5.125%	3/1/2018	Aa3		1,000,000	1,013,630
New York State, Series A, G.O. Bond	4.500%	3/15/2019	Aa3		500,000	517,010
New York State, Prerefunded Balance, Series D, G.O. Bond, AMBAC	5.000%	7/15/2015	Aaa		500,000	510,600
New York State, Series A, G.O. Bond	4.600%	3/15/2013	Aa3		475,000	497,391
New York State Dormitory Authority, Columbia University, Series A, Revenue Bond	5.000%	7/1/2025	Aaa		500,000	519,580
New York State Environmental Facilities Corp., Pollution Control, Unrefunded Balance, Series B, Revenue Bond	5.200%	5/15/2014	Aaa		440,000	470,338
New York State Environmental Facilities Corp., Pollution Control, Series A, Revenue Bond	5.200%	6/15/2015	Aaa		25,000	25,235
New York State Environmental Facilities Corp., Clean Water & Drinking, Series B, Revenue Bond	5.000%	6/15/2027	Aaa		1,000,000	1,028,500
New York State Environmental Facilities Corp., Clean Water & Drinking, Revenue Bond	4.500%	6/15/2022	Aaa		300,000	304,488
New York State Environmental Facilities Corp., Clean Water & Drinking, Revenue Bond, MBIA	5.000%	6/15/2021	Aaa		600,000	633,018

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL SECURITIES (continued)
New York State Environmental Facilities Corp., Personal Income Tax, Series A, Revenue Bond	5.000%	12/15/2019	AAA	[2]	$750,000	$805,927
New York State Housing Finance Agency, State University Construction, Series A, Revenue Bond	8.000%	5/1/2011	A1		200,000	216,992
New York State Environmental Facilities Corp., Clean Water & Drinking, Series A, Revenue Bond	4.500%	6/15/2036	Aaa		1,000,000	976,440
New York State Environmental Facilities Corp., Clean Water & Drinking, Series B, Revenue Bond	4.500%	6/15/2036	Aa1		1,500,000	1,457,745
New York State Thruway Authority, Series F, Revenue Bond, AMBAC	5.000%	1/1/2026	Aaa		340,000	354,256
New York State Thruway Authority, Highway & Bridge, Series C, Revenue Bond, MBIA	5.250%	4/1/2011	Aaa		1,000,000	1,063,860
New York State Thruway Authority, Highway & Bridge, Series C, Revenue Bond, AMBAC	5.000%	4/1/2020	Aaa		750,000	788,880
New York State Thruway Authority, Highway & Bridge, Series B, Revenue Bond, AMBAC	5.000%	4/1/2021	Aaa		1,500,000	1,594,200
New York State Thruway Authority, Highway & Bridge, Prerefunded Balance, Series A, Revenue Bond, FGIC	5.500%	4/1/2015	Aaa		320,000	346,554
New York State Thruway Authority, Highway & Bridge, Prerefunded Balance, Series B, Revenue Bond, MBIA	5.250%	4/1/2016	Aaa		300,000	322,764
New York State Thruway Authority, Personal Income Tax, Prerefunded Balance, Series A, Revenue Bond, FSA	5.000%	3/15/2014	Aaa		500,000	541,470
New York State Thruway Authority, Personal Income Tax, Prerefunded Balance, Series A, Revenue Bond, MBIA	5.000%	3/15/2016	Aaa		300,000	324,882
New York State Urban Development Corp., Prerefunded Balance, Revenue Bond	5.375%	7/1/2022	Aaa		195,000	197,418
New York State Urban Development Corp., Prerefunded Balance, Revenue Bond	5.375%	7/1/2022	Aaa		180,000	182,232
New York State Urban Development Corp., Unrefunded Balance, Revenue Bond	5.375%	7/1/2022	Aaa		25,000	25,251
New York State Urban Development Corp., Correctional Capital Facilities, Series A, Revenue Bond, FSA	5.250%	1/1/2014	Aaa		500,000	537,190
New York State Urban Development Corp., Personal Income Tax, Series C, Revenue Bond, MBIA	4.250%	3/15/2024	Aaa		1,000,000	988,400
Niagara County, Series B, G.O. Bond, MBIA	5.200%	1/15/2011	Aaa		400,000	404,448
Niagara Falls City School District, G.O. Bond, FSA	4.375%	9/15/2029	AAA	[2]	885,000	869,725

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL SECURITIES (continued)
Niagara-Wheatfield Central School District, G.O. Bond, FGIC	4.125%	2/15/2019	Aaa	$610,000	$621,322
Niagara-Wheatfield Central School District, G.O. Bond, FGIC	4.125%	2/15/2020	Aaa	850,000	858,993
North Hempstead, Series A, G.O. Bond, FGIC	4.750%	1/15/2023	Aaa	1,000,000	1,010,700
Norwich City School District, G.O. Bond, FSA	5.000%	6/15/2010	Aaa	250,000	261,270
Panama Central School District, G.O. Bond, FGIC	5.000%	6/15/2019	Aaa	595,000	627,743
Patchogue-Medford Union Free School District, Series A, G.O. Bond, FGIC	3.500%	7/1/2012	Aaa	805,000	816,737
Pavilion Central School District, G.O. Bond, FSA	5.625%	6/15/2018	Aaa	880,000	916,837
Phelps-Clifton Springs Central School District, Series B, G.O. Bond, MBIA	5.000%	6/15/2021	Aaa	850,000	905,182
Phelps-Clifton Springs Central School District, Series B, G.O. Bond, MBIA	5.000%	6/15/2022	Aaa	450,000	477,801
Pulaski Central School District, Series A, G.O. Bond, FGIC	4.500%	6/15/2026	Aaa	425,000	430,963
Ramapo, Public Impt., Series B, G.O. Bond, MBIA	4.375%	5/1/2031	Aaa	435,000	428,901
Ramapo, Public Impt., Series B, G.O. Bond, MBIA	4.375%	5/1/2032	Aaa	510,000	502,161
Ramapo, Public Impt., Series B, G.O. Bond, MBIA	4.500%	5/1/2033	Aaa	410,000	411,390
Ravena Coeymans Selkirk Central School District, G.O. Bond, FSA	4.250%	6/15/2014	Aaa	1,180,000	1,237,124
Rochester, Series A, G.O. Bond, AMBAC	5.000%	8/15/2020	Aaa	250,000	275,360
Rochester, Series A, G.O. Bond, AMBAC	5.000%	8/15/2022	Aaa	95,000	104,439
Rondout Valley Central School District, G.O. Bond, FSA	5.375%	3/1/2020	Aaa	500,000	528,745
Sachem Central School District of Holbrook, G.O. Bond, FGIC	4.250%	10/15/2028	Aaa	330,000	321,747
Sachem Central School District of Holbrook, G.O. Bond, FGIC	4.375%	10/15/2030	Aaa	1,000,000	982,240
Sachem Central School District of Holbrook, Series B, G.O. Bond, FGIC	4.250%	10/15/2026	Aaa	1,200,000	1,172,580
St. Lawrence County, Public Impt., G.O. Bond, FGIC	4.500%	5/15/2031	Aaa	1,185,000	1,185,758
St. Lawrence County, Public Impt., G.O. Bond, FGIC	4.500%	5/15/2032	Aaa	1,000,000	999,950
Schenectady, G.O. Bond, MBIA	5.300%	2/1/2011	Aaa	250,000	252,937
Scotia Glenville Central School District, G.O. Bond, FGIC	5.500%	6/15/2020	Aaa	1,025,000	1,072,376
South Glens Falls Central School District, G.O. Bond, FGIC	5.375%	6/15/2018	Aaa	605,000	631,892
South Glens Falls Central School District, Unrefunded Balance, G.O. Bond, FGIC	5.375%	6/15/2018	Aaa	95,000	98,656
South Huntington Union Free School District, G.O. Bond, FGIC	5.000%	9/15/2016	Aaa	325,000	335,621

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL SECURITIES (continued)
South Huntington Union Free School District, G.O. Bond, FGIC	5.100%	9/15/2017	Aaa	$100,000	$103,338
Suffolk County, Series A, G.O. Bond, FGIC	4.750%	8/1/2019	Aaa	895,000	913,500
Suffolk County, Public Impt., Series A, G.O. Bond, MBIA	4.250%	5/1/2024	Aaa	1,000,000	999,480
Suffolk County Water Authority, Revenue Bond, MBIA	4.500%	6/1/2027	Aaa	1,160,000	1,158,469
Suffolk County Water Authority, Revenue Bond, MBIA	5.100%	6/1/2009	Aaa	55,000	56,658
Suffolk County Water Authority, Unrefunded Balance, Revenue Bond, MBIA	5.100%	6/1/2009	Aaa	195,000	200,552
Syracuse, Public Impt., Series C, G.O. Bond, AMBAC	5.400%	8/1/2017	Aaa	700,000	746,844
Syracuse, Public Impt., Series C, G.O. Bond, AMBAC	5.500%	8/1/2018	Aaa	850,000	908,973
Syracuse, Public Impt., Series A, G.O. Bond, MBIA	4.250%	6/15/2023	Aaa	690,000	691,449
Syracuse, Public Impt., Series A, G.O. Bond, MBIA	4.375%	6/15/2025	Aaa	990,000	993,109
Syracuse, Public Impt., Series A, G.O. Bond, FGIC	4.250%	12/1/2028	Aaa	600,000	579,000
Syracuse, Public Impt., Series A, G.O. Bond, FGIC	4.250%	12/1/2029	Aaa	600,000	575,178
Tarrytown Union Free School District, G.O. Bond, AMBAC	4.375%	1/15/2032	Aaa	1,090,000	1,062,270
Triborough Bridge & Tunnel Authority, General Purposes, Series B, Revenue Bond	5.000%	11/15/2020	Aa2	750,000	793,418
Triborough Bridge & Tunnel Authority, General Purposes, Prerefunded Balance, Series A, Revenue Bond, MBIA	4.750%	1/1/2019	Aaa	300,000	323,955
Triborough Bridge & Tunnel Authority, Subordinate Bonds, Revenue Bond, FGIC	5.000%	11/15/2032	Aaa	1,000,000	1,024,400
Triborough Bridge & Tunnel Authority, General Purposes, Prerefunded Balance, Series A, Revenue Bond, MBIA	5.000%	1/1/2032	Aaa	1,695,000	1,808,701
Triborough Bridge & Tunnel Authority, General Purposes, Unrefunded Balance, Series A, Revenue Bond, MBIA	5.000%	1/1/2032	Aaa	305,000	313,198
Ulster County, Public Impt., G.O. Bond, XLCA	4.500%	11/15/2026	Aaa	560,000	561,288
Union Endicott Central School District, G.O. Bond, FGIC	4.125%	6/15/2014	Aaa	605,000	634,228
Union Endicott Central School District, G.O. Bond, FGIC	4.125%	6/15/2015	Aaa	865,000	907,843
Warwick Valley Central School District, G.O. Bond, FSA	5.600%	1/15/2018	Aaa	575,000	609,052
Warwick Valley Central School District, G.O. Bond, FSA	5.625%	1/15/2022	Aaa	380,000	402,690
Wayne County, Public Impt., G.O. Bond, MBIA	4.125%	6/1/2024	Aaa	500,000	493,640

The accompanying notes are an integral part of the financial statements.	11

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount/ Shares	Value (Note 2)

NEW YORK MUNICIPAL SECURITIES (continued)
West Seneca Central School District, G.O. Bond, FSA	5.000%	5/1/2011	Aaa	$300,000	$317,547
Westchester County, Series B, G.O. Bond	4.300%	12/15/2011	Aaa	15,000	15,682
Westchester County, Series B, G.O. Bond	3.700%	12/15/2015	Aaa	1,000,000	1,014,850
Westchester County, Unrefunded Balance, Series A, G.O. Bond	4.750%	12/15/2008	Aaa	5,000	5,038
Westchester County, Unrefunded Balance, Series A, G.O. Bond	4.750%	12/15/2009	Aaa	5,000	5,037
Westhampton Beach Union Free School District, G.O. Bond, MBIA	4.000%	7/15/2018	Aaa	726,000	737,101
Williamsville Central School District, G.O. Bond, MBIA	5.000%	6/15/2012	Aaa	490,000	524,917
Yonkers, Series B, G.O. Bond, MBIA	5.000%	8/1/2023	Aaa	1,125,000	1,182,150
Yonkers, Series B, G.O. Bond, MBIA	5.000%	8/1/2030	Aaa	1,095,000	1,134,081

TOTAL NEW YORK MUNICIPAL SECURITIES (Identified Cost $103,712,483)					105,498,968

SHORT-TERM INVESTMENTS - 4.7%
Dreyfus BASIC New York Municipal Money Market Fund (Identified Cost $5,219,107)				5,219,107	5,219,107

TOTAL INVESTMENTS - 99.1% (Identified Cost $108,931,590)					110,718,075

OTHER ASSETS, LESS LIABILITIES - 0.9%					985,763

NET ASSETS - 100%					$111,703,838

Key:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AMBAC (AMBAC Assurance Corp.)

CIFG (CIFG North America, Inc.)

FGIC (Financial Guaranty Insurance Co.)

FSA (Financial Security Assurance)

MBIA (MBIA, Inc.)

XLCA (XL Capital Assurance)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: FGIC - 28.7%; MBIA - 24.2%; FSA - 16.0%; AMBAC - 11.1%.

12	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2007

ASSETS:

Investments, at value (identified cost $108,931,590) (Note 2)	$110,718,075
Interest receivable	1,130,618
Receivable for fund shares sold	173,658
Dividends receivable	11,921

TOTAL ASSETS	112,034,272

LIABILITIES:

Accrued management fees (Note 3)	47,304
Accrued fund accounting and transfer agent fees (Note 3)	7,723
Accrued Chief Compliance Officer service fees (Note 3)	714
Payable for fund shares repurchased	238,424
Audit fees payable	28,417
Other payables and accrued expenses	7,852

TOTAL LIABILITIES	330,434

TOTAL NET ASSETS	$111,703,838

NET ASSETS CONSIST OF:

Capital stock	$107,333
Additional paid-in-capital	109,114,341
Undistributed net investment income	695,679
Net unrealized appreciation on investments	1,786,485

TOTAL NET ASSETS	$111,703,838

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($111,703,838/10,733,322 shares)	$10.41

The accompanying notes are an integral part of the financial statements.	13

Statement of Operations

For the Year Ended December 31, 2007

INVESTMENT INCOME:

Interest	$4,334,012
Dividends	120,180

Total Investment Income	4,454,192

EXPENSES:

Management fees (Note 3)	516,566
Fund accounting and transfer agent fees (Note 3)	86,703
Directors’ fees (Note 3)	7,809
Chief Compliance Officer service fees (Note 3)	6,100
Custodian fees	5,801
Miscellaneous	52,024

Total Expenses	675,003

NET INVESTMENT INCOME	3,779,189

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	146,043
Net change in unrealized appreciation on investments	(353,504)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(207,461)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,571,728

14	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,779,189	$3,249,762
Net realized gain on investments	146,043	47,602
Net change in unrealized appreciation on investments	(353,504)	(158,257)

Net increase from operations	3,571,728	3,139,107

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(3,663,096)	(3,059,006)
From net realized gain on investments	(170,028)	(48,419)

Total distributions to shareholders	(3,833,124)	(3,107,425)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	19,054,978	10,473,150

Net increase in net assets	18,793,582	10,504,832

NET ASSETS:

Beginning of year	92,910,256	82,405,424

End of year (including undistributed net investment income of $695,679 and $579,880, respectively)	$111,703,838	$92,910,256

The accompanying notes are an integral part of the financial statements.	15

Financial Highlights

	For the Years Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.44	$10.45	$10.58	$10.77	$10.89

Income (loss) from investment operations:
Net investment income	0.37	0.38	0.37	0.36	0.42
Net realized and unrealized gain (loss) on investments	(0.01)	(0.02)	(0.13)	(0.07)	—[2]

Total from investment operations	0.36	0.36	0.24	0.29	0.42

Less distributions to shareholders:
From net investment income	(0.37)	(0.36)	(0.36)	(0.45)	(0.41)
From net realized gain on investments	(0.02)	(0.01)	(0.01)	(0.03)	(0.13)

Total distributions to shareholders	(0.39)	(0.37)	(0.37)	(0.48)	(0.54)

Net asset value - End of year	$10.41	$10.44	$10.45	$10.58	$10.77

Total return[1]	3.44%	3.48%	2.33%	2.83%	3.90%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.65%	0.68%	0.72%	0.75%	0.75%*
Net investment income	3.66%	3.68%	3.55%	3.57%	3.80%
Portfolio turnover	7%	8%	6%	7%	17%
Net assets - End of year (000’s omitted)	$111,704	$92,910	$82,405	$75,820	$64,193

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) for the year ended 12/31/03 would have been increased by 0.00%[3].

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year ended 12/31/03.

2Less than $0.01 per share.

3Less than 0.01%.

16	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

New York Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2007, 3.33 billion shares have been designated in total among 27 series, of which 100 million have been designated as New York Tax Exempt Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily. Dividend income is recorded on an accrual basis on ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

17

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2004 through December 31, 2007.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of

18

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2009, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. For the year ended December 31, 2007, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, the Fund pays the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) (formerly BISYS Fund Services Ohio, Inc.) under which Citi serves as sub-accountant and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2007, purchases and sales of securities, other than United States Government securities and short-term securities, were $23,261,509 and $7,012,762, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of New York Tax Exempt Series were:

	For the Year Ended 12/31/07		For the Year Ended 12/31/06
	Shares	Amount	Shares	Amount
Sold	2,874,855	$29,845,326	1,332,286	$13,874,257
Reinvested	358,700	3,706,760	283,436	2,944,568
Repurchased	(1,397,205)	(14,497,108)	(608,138)	(6,345,675)

Total	1,836,350	$19,054,978	1,007,584	$10,473,150

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

19

Notes to Financial Statements

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2007.

7.	CONCENTRATION OF CREDIT

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Ordinary income	$—	$10,775
Tax exempt income	3,663,391	3,048,231
Long-term capital gains	169,733	48,419

At December 31, 2007, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$108,892,895

Unrealized appreciation	$2,112,020
Unrealized depreciation	(286,840)

Net unrealized appreciation	$1,825,180
Undistributed tax exempt income	656,984

20

Notes to Financial Statements

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of New York Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New York Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

February 20, 2008

22

Supplemental Tax Information (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $169,733 as capital gains for its taxable year ended December 31, 2007. In addition, the Series hereby designates $3,663,391 as tax exempt dividends for the year ended December 31, 2007.

23

Renewal of Investment Advisory Agreements (unaudited)

During the period covered by this shareholder report, the Board of Directors (the “Board”) of Manning & Napier Fund, Inc. (the “Fund”) considered approval of two separate investment advisory agreements with Manning & Napier Advisors, Inc. (the “Advisor”):

•

At a meeting held on August 30, 2007, the Board approved a new investment advisory agreement between the Fund and the Advisor (the “New Investment Advisory Agreement”) and recommended that the New Investment Advisory Agreement be submitted to shareholders for approval. Shareholders approved the New Investment Advisory Agreement at a meeting held on December 17, 2007.

•

At a meeting held on November 12, 2007, the Board approved the continuation of the then-current investment advisory agreement between the Fund and the Advisor (the “Current Investment Advisory Agreement”), which was to be superseded by the New Investment Advisory Agreement upon its approval by the Fund’s shareholders. The continuation of the Current Investment Advisory Agreement was necessary as a result of the delay in obtaining the number of votes necessary to convene the shareholder meeting and approve the New Investment Advisory Agreement with respect to all investment portfolios of the Fund (the “Series”).

Consideration of New Investment Advisory Agreement:

In response to recent regulatory and compliance initiatives promulgated by the SEC over the past year, the Fund engaged in a comprehensive review of all material aspects of the Fund’s operations, including the Fund’s Current Investment Advisory Agreement. As a result of its review, the Board determined that the Current Investment Advisory Agreement should be amended for the purpose of modernizing the form of the agreement and to include additional provisions in the agreement that are customarily included in investment advisory agreements between registered investment companies and their investment advisors, but which are not included in the Current Investment Advisory Agreement. Accordingly, at the Board meeting on November 16, 2006, representatives of the Advisor presented to the Board proposed changes to the Current Investment Advisory Agreement in order to address the Board’s request to update and modernize the Current Investment Advisory Agreement. As a result of the discussions between the Board and representatives of the Advisor at the November 2006 Board meeting, the Board determined to formally consider the approval of a new investment advisory agreement between the Fund and the Advisor, which would incorporate the changes proposed at the November 2006 Board meeting, at its in-person Board meeting in August 2007.

At an in-person meeting held on August 30, 2007, the Board considered the approval of the New Investment Advisory Agreement between the Fund and the Advisor. Based on the information it received at the meeting and the November 16, 2006 Board meeting, the Board approved the New Investment Advisory Agreement subject to its further approval by the Fund’s shareholders. Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. At the meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Investment Advisory Agreement (the “2006 Annual Review”), which occurred at the November 16, 2006 in-person Board meeting, as part of its considerations to approve the New Investment Advisory Agreement. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2006 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement for an additional one-year period.

24

Renewal of Investment Advisory Agreements (unaudited)

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2006. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•	The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the

25

Renewal of Investment Advisory Agreements (unaudited)

advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940 (the “1940 Act”), concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

As stated above, at the August 30, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions set forth above when determining whether to approve the New Investment Advisory Agreement. The Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement is identical to the Current Investment Advisory Agreement except for certain provisions of the Agreement which have been updated and modernized in response to the Board’s specific request. Further, the Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement does not change either the investment advisory fees payable by the Fund to the Advisor or the day-to-day investment management services the Advisor provides to the Fund.

In addition to the conclusions formed with respect to the 2006 Annual Review, the Directors considered specific information at the August 30, 2007 Board meeting concerning the additional provisions included in the New Investment Advisory Agreement. The Directors considered the fact that these additional provisions are designed to (i) address and memorialize certain standard practices and regulatory requirements of mutual funds and their investment advisors; (ii) further

26

Renewal of Investment Advisory Agreements (unaudited)

delineate the duties and obligations of the Fund and the Advisor; (iii) modernize the agreement to reflect current industry practice and applicable law; and (iv) generally improve the overall quality of the agreement. The Board further considered the fact that the New Investment Advisory Agreement does not alter the actual day-to-day investment management services provided by the Advisor to each Series of the Fund, and the investment advisory fee rate paid to the Advisor under the New Investment Advisory Agreement for a Series is the same as the fee rate paid by the Series under the Current Investment Advisory Agreement.

Based on its evaluation of the information and the conclusions with respect thereto at its meetings on November 16, 2006 and August 30, 2007, the Board unanimously concluded that: (a) the terms of the New Investment Advisory Agreement were fair and reasonable; (b) the approval of the New Investment Advisory Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Investment Advisory Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

Consideration of Current Investment Advisory Agreement

At a meeting held on November 12, 2007, the Board considered the continuation of the Current Investment Advisory Agreement and simultaneously conducted its annual review of the services provided to the Fund by the Adviser (the “2007 Annual Review”). Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2007 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for

27

Renewal of Investment Advisory Agreements (unaudited)

each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2007. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 4 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series and Global Fixed Income Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

28

Renewal of Investment Advisory Agreements (unaudited)

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the 1940 Act, concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

29

Proxy Voting Results (unaudited)

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

	Number of Shares voted for	Number of Shares withheld
B. Reuben Auspitz	215,932,354.541	15,898,685.154
Stephen B. Ashley	215,960,751.214	15,870,288.481
Peter L. Faber	217,504,725.208	14,326,314.487
Harris H. Rusitzky	215,924,013.609	15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

Number of shares voted
For	7,358,042.565
Against	0
Abstain (includes broker non-votes)	1,920.000

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

Number of shares voted
For	7,354,320.991
Against	688.971
Abstain (includes broker non-votes)	4,952.603

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

Number of shares voted
For	7,354,320.991
Against	688.971
Abstain (includes broker non-votes)	4,952.603

30

Proxy Voting Results (unaudited)

Proposal 3.A.iii. To approve changes to the fundamental policy regarding loans.

Number of shares voted
For	7,354,320.991
Against	688.971
Abstain (includes broker non-votes)	4,952.603

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

Number of shares voted
For	7,354,320.991
Against	688.971
Abstain (includes broker non-votes)	4,952.603

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

Number of shares voted
For	7,355,009.962
Against	0
Abstain (includes broker non-votes)	4,952.603

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

Number of shares voted
For	7,354,320.991
Against	688.971
Abstain (includes broker non-votes)	4,952.603

Proposal 3.A.vii. To approve changes to the fundamental policy regarding diversification.

Number of shares voted
For	7,354,320.991
Against	688.971
Abstain (includes broker non-votes)	4,952.603

Proposal 3.B.i. To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.

Number of shares voted
For	7,354,320.991
Against	688.971
Abstain (includes broker non-votes)	4,952.603

31

Proxy Voting Results (unaudited)

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

Number of shares voted
For	7,354,320.991
Against	688.971
Abstain (includes broker non-votes)	4,952.603

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

Number of shares voted
For	7,355,009.962
Against	0
Abstain (includes broker non-votes)	4,952.603

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

Number of shares voted
For	7,354,320.991
Against	688.971
Abstain (includes broker non-votes)	4,952.603

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

Number of shares voted
For	7,355,009.962
Against	0
Abstain (includes broker non-votes)	4,952.603

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

Number of shares voted
For	7,355,009.962
Against	0
Abstain (includes broker non-votes)	4,952.603

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

Number of shares voted
For	7,354,320.991
Against	688.971
Abstain (includes broker non-votes)	4,952.603

32

Proxy Voting Results (unaudited)

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

Number of shares voted
For	7,355,009.962
Against	0
Abstain (includes broker non-votes)	4,952.603

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

Number of shares voted
For	7,355,009.962
Against	0
Abstain (includes broker non-votes)	4,952.603

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

Number of shares voted
For	7,354,320.991
Against	688.971
Abstain (includes broker non-votes)	4,952.603

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

Number of shares voted
For	7,354,320.991
Against	688.971
Abstain (includes broker non-votes)	4,952.603

Proposal 3.C.vii. To approve changes to the policy/restriction regarding investing in any company with less than three years continuous operation.

Number of shares voted
For	7,354,320.991
Against	688.971
Abstain (includes broker non-votes)	4,952.603

33

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	60
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	The Ashley Group Fannie Mae
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

34

Directors’ and Officers’ Information (unaudited)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Capital International MPM Bio-equities GMP Companies HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

35

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36

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37

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

38

Manning & Napier Fund, Inc.

OHIO TAX EXEMPT SERIES	|	Annual Report - December 31, 2007

Management Discussion and Analysis (unaudited)

Dear Shareholders:

It would be a bit of an understatement to describe 2007 as an “eventful” year; it was a wild ride during which fixed income investors, including municipal bond investors, were buffeted by a number of factors, some totally new, others quite familiar. “Subprime”, a relatively obscure term, entered the everyday vernacular. Some of these securities that were thought to be “AAA” turned out not to be. There were high profile disasters, as well as conservative investments that turned out to be stellar investments. And, as always seems to be the case, the Federal Reserve (the “Fed”) once again played a prominent role.

In the end, interest rates generally fell across the board. However, in some instances, yields actually finished the year at levels higher than where they started. Unfortunately, this was the case for longer-term municipal bonds. For instance, the market weighted yield for the Merrill Lynch Broad Market 12-22 Year Index increased 12 basis points (0.12%) in 2007 from 4.64% to 4.76%. Yields on longer-term issues increased even more; the Merrill Lynch Broad Market 22+ Year Index started the year yielding 4.81% and finished the year 26 basis points (0.26%) higher at 5.07%. Short-term municipal bond yields on the other hand moved materially lower; the yield on the Merrill Lynch Broad Market 1-3 Year Index dropped 46 basis points (0.46%) from 3.66% to 3.20%.

While not explicitly tied to the U.S. Treasury markets, municipal bonds generally take their cue from what happens there. In 2007, short-term U.S. Treasury interest rates moved sharply lower; longer-term rates also moved lower but to a lesser degree. Those moves reflected the changing state of the economic environment.

The first quarter of the year was relatively quiet since the economic releases were relatively mixed. On the good side, unemployment was down to 4.4% in March, payroll growth was still relatively robust, and the 4-week average of initial claims for unemployment insurance was drifting lower. Unfortunately, the good news in the labor markets was offset by the bad news in the housing sector; it remained under duress, and it started to become apparent that the hoped for bottom of the housing market was still quite a ways off.

During the second quarter of the year, rates on short- and long-term bonds moved in opposite directions, reflecting two distinct factors. For shorter-term bonds, a significant change in the market’s supply/demand dynamics pushed interest rates lower. A shrinking Federal deficit mitigates the Treasury’s borrowing needs, which in turn shrinks the supply of U.S. Treasury Bills, while foreign central banks began paring back their longer-term U.S. Treasury purchases, focusing instead on U.S. Treasury Bills. The combination of a shrinking supply and increased demand pushed short-term U.S. Treasury rates lower. For intermediate-to-longer-term bonds, rates rose due to a marked change in the market’s expectations about monetary policy and the rate of economic growth. As we moved into the summer, a number of the economic releases suggested that the rate of economic growth was picking back up. At the same time, the Fed started to hedge when it came to defining what it considered to be an acceptable rate of inflation. The markets responded by re-adjusting intermediate-to-longer term interest rates higher.

Market psychology definitely changed during the third quarter of the year and a precipitous drop in interest rates began, triggered by a flight to quality and a reassessment of the trajectory of Fed policy. While the problems in the market for subprime mortgage loans were well known prior to the third quarter, the collapse of two high profile hedge funds at Bear Stearns along with a couple of European bank announcements revealed the first set of identifiable victims. That caused investors to exit and/or avoid anything remotely tied to the subprime sector. The proceeds were parked in the perceived safest, most liquid alternative, specifically short-term U.S. Treasury instruments. Given the financial dislocations caused by this flight to quality, both the Fed and European central banks responded by injecting liquidity into the financial system. The Fed began by cutting the discount rate (the rate charged to banks to borrow reserves directly from the Fed), and followed that initial move with its first cut in the Fed Funds target (the rate charged by banks to borrow reserves from each other). Cutting the targeted Fed Funds rate was not only a response to the liquidity concerns associated with a flight to quality, but also a response to a weakening labor market, with the average gains down more than one-third from the gains reported over the prior 12 to 18 months.

1

Management Discussion and Analysis (unaudited)

During the fourth quarter there were two additional policy moves enacted by the Fed. It followed up its 50 basis point (0.50%) cut in September with 25 basis point (0.25%) cuts in October and again in December. The Fed and the markets were both responding to the headwinds that continued to buffet the U.S. economy. The housing sector continued to sink, with new home sales dropping 50% from their highs, existing home sales down one-third, and home prices posting year-over-year declines, a decidedly rare occurrence. What was more troubling was the fact that the problems in the housing sector appeared to have spilled over into other sectors of the economy. Job growth had slowed and the unemployment rate had risen to 5.0%, a level not seen since the end of 2005. At some point that should affect personal income growth, which had been remarkably robust.

While municipal bonds may take their cue from the U.S. Treasury markets, their movements also depend on factors specific to the municipal market. In 2007, short-term municipal yields moved lower along with U.S. Treasuries, but the magnitude of the move was not as great. Longer-term municipal yields ignored the U.S. Treasury market and those yields actually moved higher. The deviations can be traced to two factors: deteriorating credit quality within the municipal market and the subprime/collateralized debt obligation (CDO) issues that arose in the monoline insurer industry. In terms of credit quality, the debacle in the housing market (affecting property tax revenues), the smallest rise in retail sales since 2002 (affecting sales tax revenues), and modest increases in the equity markets (affecting capital gains tax revenues) put pressure on tax receipts. At the same time, worries about the economy suggest that spending on social services is likely to increase. As for the monoline insurers, their forays into the CDO marketplace caused the ratings agencies to re-examine their AAA credit ratings, which in turn caused municipal investors to look through the insurance overlays to the underlying credit rating of the issuer.

As for the performance of the Ohio Tax Exempt Series in 2007, its total return was 3.28%. That lagged the total return of the Merrill Lynch 1-12 Year Municipal Bond Index which was 4.98%, but it compares quite favorably with the Lipper average, which was 1.90% in 2007. The Series holds a number of longer-term bonds, which the Index does not. Those longer-term holdings did not perform well in 2007, which explains the underperformance versus the Index. However, those longer-term holdings generated attractive coupons in 2007, and we continue to view them as attractive investments.

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2007 (unaudited)

	Average Annual Total Returns As of December 31, 2007
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Ohio Tax Exempt Series[2]	3.28%	3.36%	4.09%	4.43%
Merrill Lynch 1-12 Year Municipal Bond Index[3]	4.98%	3.77%	5.00%	5.20%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Ohio Tax Exempt Series for the ten years ended December 31, 2007 to the Merrill Lynch 1-12 Year Municipal Bond Index.

1Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2007, this net expense ratio was 0.85%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.85% for the year ended December 31, 2007.

3The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged, market weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07-12/31/07
Actual	$1,000.00	$1,035.80	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Portfolio Composition as of December 31, 2007 (unaudited)

Bond Types1

1As a percentage of net assets.

Credit Quality Ratings2,3

2As a percentage of net assets.

3Based on ratings from Moody’s, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series’ investment policies.

5

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

OHIO MUNICIPAL SECURITIES - 97.9%
Amherst Exempt Village School District, G.O. Bond, FGIC	4.750%	12/1/2010	Aaa	$200,000	$209,148
Avon Lake City School District, Prerefunded Balance, G.O. Bond, FGIC	5.750%	12/1/2014	Aaa	500,000	534,760
Bedford Heights, Series A, G.O. Bond, AMBAC	5.650%	12/1/2014	Aaa	40,000	42,658
Big Walnut Local School District, Delaware County, School Facilities Construction & Impt., G.O. Bond, FSA	4.500%	12/1/2029	Aaa	200,000	199,440
Canal Winchester Local School District, Prerefunded Balance, G.O. Bond, MBIA	5.000%	12/1/2025	Aaa	355,000	389,510
Canal Winchester Local School District, G.O. Bond, FSA	4.250%	12/1/2027	Aaa	500,000	481,235
Chillicothe Water System, Revenue Bond, MBIA	4.000%	12/1/2009	Aaa	125,000	127,262
Cincinnati, Prerefunded Balance, G.O. Bond	5.000%	12/1/2015	Aa1	300,000	320,292
Cincinnati, Various Purposes, Series A, G.O. Bond	5.000%	12/1/2011	Aa1	200,000	213,604
Cincinnati, Water Systems, Series B, Revenue Bond, MBIA	5.000%	12/1/2023	Aaa	600,000	637,956
Cleveland Heights & University Heights County School District, Library Impt., G.O. Bond	5.125%	12/1/2026	Aa3	200,000	208,404
Cleveland Waterworks, Prerefunded Balance, Series I, Revenue Bond, FSA	5.000%	1/1/2028	Aaa	110,000	111,100
Cleveland Waterworks, Unrefunded Balance, Series I, Revenue Bond, FSA	5.000%	1/1/2028	Aaa	155,000	156,550
Columbus, Limited Tax, Series 2, G.O. Bond	5.000%	7/1/2017	Aaa	250,000	271,405
Columbus City School District, School Facilities Construction & Impt., G.O. Bond, FSA	4.250%	12/1/2032	Aaa	500,000	476,330
Cuyahoga Falls, G.O. Bond, MBIA	5.000%	12/1/2021	Aaa	750,000	797,242
Delaware City School District, Prerefunded Balance, G.O. Bond, FSA	5.000%	12/1/2025	Aaa	200,000	205,604
Delaware City School District, Prerefunded Balance, G.O. Bond, FSA	5.000%	12/1/2025	Aaa	100,000	102,802
Dublin City School District, School Facilities Construction & Impt., Prerefunded Balance, G.O. Bond	5.375%	12/1/2017	Aa1	350,000	383,533
Eaton City School District, Prerefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2029	Aaa	200,000	217,488
Eaton Community City Schools, School Impt., G.O. Bond, FGIC	4.125%	12/1/2026	Aaa	500,000	468,390
Erie County, G.O. Bond, FGIC	4.750%	10/1/2019	Aaa	175,000	176,505
Euclid, G.O. Bond, MBIA	4.250%	12/1/2023	Aaa	465,000	463,386

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

OHIO MUNICIPAL SECURITIES (continued)
Fairbanks Local School District, School Facilities Construction & Impt., G.O. Bond, FSA	4.500%	12/1/2028	Aaa	$400,000	$398,912
Fairfield County, Building Impt., G.O. Bond	5.000%	12/1/2018	Aa3	250,000	262,580
Fairview Park City School District, School Impt., G.O. Bond, MBIA	5.000%	12/1/2029	Aaa	315,000	327,849
Field Local School District, School Facilities Construction & Impt., G.O. Bond, AMBAC	5.000%	12/1/2026	Aaa	200,000	208,158
Garfield Heights City School District, School Impt., Prerefunded Balance, G.O. Bond, MBIA	5.000%	12/15/2026	Aaa	250,000	267,070
Genoa Area Local School District, Prerefunded Balance, G.O. Bond, FGIC	5.400%	12/1/2027	Aaa	150,000	161,004
Granville Exempt Village School District, G.O. Bond, FSA	4.375%	12/1/2031	Aaa	500,000	484,475
Greater Cleveland Regional Transit Authority, Capital Impts., G.O. Bond, FGIC	4.125%	12/1/2023	Aaa	450,000	435,330
Greene County Sewer System, Governmental Enterprise, Prerefunded Balance, Revenue Bond, AMBAC	5.625%	12/1/2025	Aaa	235,000	253,431
Hamilton City School District, School Impt., G.O. Bond, FSA	4.250%	12/1/2030	Aaa	500,000	474,675
Hancock County, Various Purposes, G.O. Bond, MBIA	4.000%	12/1/2016	Aaa	200,000	205,492
Highland Local School District, School Impt., G.O. Bond, FSA	5.000%	12/1/2009	Aaa	190,000	196,914
Indian Hill Exempt Village School District, Hamilton County, School Impt., G.O. Bond	4.375%	12/1/2022	Aaa	250,000	253,033
Ironton City School District, G.O. Bond, MBIA	4.250%	12/1/2028	Aaa	500,000	483,815
Jackson Local School District, Stark & Summit Counties, Construction & Impt., Prerefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2030	Aaa	200,000	218,062
Jackson Local School District, Stark & Summit Counties, G.O. Bond, FGIC	3.500%	12/1/2011	Aaa	210,000	212,453
Kettering City School District, School Impt., G.O. Bond, FSA	4.250%	12/1/2025	Aaa	750,000	727,890
Lakewood, Water System, Revenue Bond, AMBAC	4.500%	7/1/2028	Aaa	500,000	494,065
Licking Heights Local School District, School Facilities Construction & Impt., Series A, G.O. Bond, MBIA	5.000%	12/1/2022	Aaa	250,000	264,582

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

OHIO MUNICIPAL SECURITIES (continued)
Lorain City School District, Classroom Facilities Impt., Prerefunded Balance, G.O. Bond, MBIA	4.750%	12/1/2025	Aaa		$65,000	$69,950
Lorain City School District, Classroom Facilities Impt., Unrefunded Balance, G.O. Bond, MBIA	4.750%	12/1/2025	Aaa		335,000	343,120
Loveland City School District, Prerefunded Balance, Series A, G.O. Bond, MBIA	5.000%	12/1/2024	Aaa		200,000	209,242
Mansfield City School District, Various Purposes, Prerefunded Balance, G.O. Bond, MBIA	5.750%	12/1/2022	Aaa		250,000	265,185
Marysville Exempt Village School District, G.O. Bond, FSA	5.000%	12/1/2023	Aaa		500,000	529,105
Maumee, G.O. Bond, MBIA	4.125%	12/1/2018	Aaa		375,000	382,507
Maumee City School District, School Facilities Construction & Impt., G.O. Bond, FSA	4.600%	12/1/2031	Aaa		260,000	260,445
Medina City School District, G.O. Bond, FGIC	5.000%	12/1/2018	Aaa		150,000	152,117
Minster Local School District, G.O. Bond, FSA	4.250%	12/1/2018	AAA	[2]	250,000	256,245
Mississinawa Valley Local School District, Classroom Facilities, Prerefunded Balance, G.O. Bond, FSA	5.750%	12/1/2022	Aaa		205,000	221,203
New Albany Plain Local School District, Prerefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2025	Aaa		45,000	48,214
New Albany Plain Local School District, Prerefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2029	Aaa		95,000	101,786
New Albany Plain Local School District, Unrefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2029	Aaa		130,000	133,496
New Albany Plain Local School District, Prerefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2025	Aaa		85,000	91,072
New Albany Plain Local School District, Unrefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2025	Aaa		185,000	191,891
Ohio State, Common Schools Capital Facilities, Prerefunded Balance, Series A, G.O. Bond	4.750%	6/15/2020	Aa1		250,000	259,557
Ohio State, Infrastructure Impt., Series A, G.O. Bond	5.000%	3/1/2017	Aa1		250,000	273,397
Ohio State Water Development Authority, Pure Water, Series I, Revenue Bond, AMBAC	6.000%	12/1/2016	Aaa		40,000	44,643
Ohio State Water Development Authority, Fresh Water, Prerefunded Balance, Revenue Bond, FSA	5.125%	12/1/2023	Aaa		300,000	305,622
Ohio State Water Development Authority, Pollution Control, Revenue Bond	5.250%	12/1/2015	Aaa		200,000	224,454
Ohio State Water Development Authority, Water Quality, Revenue Bond	5.000%	12/1/2012	Aaa		350,000	377,650

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

OHIO MUNICIPAL SECURITIES (continued)
Olentangy Local School District, Series A, G.O. Bond, FSA	4.500%	12/1/2032	Aaa		$800,000	$793,576
Ontario Local School District, Prerefunded Balance, G.O. Bond, FSA	5.000%	12/1/2023	Aaa		350,000	359,807
Orange City School District, Prerefunded Balance, G.O. Bond	5.000%	12/1/2023	Aaa		305,000	316,273
Orange City School District, G.O. Bond	4.500%	12/1/2023	Aaa		500,000	505,340
Painesville City School District, School Impt., G.O. Bond, FGIC	4.500%	12/1/2025	Aaa		170,000	171,100
Pickerington Local School District, G.O. Bond, MBIA	4.300%	12/1/2024	Aaa		300,000	296,613
Plain Local School District, G.O. Bond, FGIC	5.000%	12/1/2030	Aaa		140,000	143,664
Sidney City School District, School Impt., Prerefunded Balance, Series B, G.O. Bond, FGIC	5.100%	12/1/2019	Aaa		150,000	162,310
South-Western City School District, Franklin & Pickway County, Prerefunded Balance, G.O. Bond, AMBAC	4.750%	12/1/2026	Aaa		175,000	180,526
South-Western City School District, Franklin & Pickway County, G.O. Bond, FSA	4.250%	12/1/2026	Aaa		600,000	578,712
Springboro Community City School District, School Impt., Prerefunded Balance, G.O. Bond, MBIA	5.000%	12/1/2025	Aaa		280,000	305,287
Sugarcreek Local School District, School Impt., G.O. Bond, FSA	4.250%	12/1/2031	Aaa		750,000	706,740
Tallmadge City School District, School Facilities, G.O. Bond, FSA	5.000%	12/1/2031	AAA	[2]	200,000	208,030
Tecumseh Local School District, School Impt., G.O. Bond, FGIC	4.750%	12/1/2027	Aaa		195,000	198,676
Trotwood-Madison City School District, School Impt., G.O. Bond, FSA	4.250%	12/1/2022	Aaa		250,000	250,178
Troy City School District, School Impt., G.O. Bond, FSA	4.000%	12/1/2014	Aaa		250,000	258,733
Van Buren Local School District, School Facilities Construction & Impt., G.O. Bond, FSA	5.250%	12/1/2016	Aaa		300,000	320,979
Van Wert City School District, School Impt., Prerefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2020	Aaa		500,000	539,450
Vandalia, G.O. Bond, AMBAC	5.000%	12/1/2015	Aaa		235,000	256,362
Washington Court House City School District, School Impt., G.O. Bond, FGIC	5.000%	12/1/2029	Aaa		500,000	521,550
Westerville City School District, Prerefunded Balance, G.O. Bond, MBIA	5.000%	12/1/2027	Aaa		200,000	211,892
Wood County, G.O. Bond	5.400%	12/1/2013	Aa3		30,000	30,044

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - December 31, 2007

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount/ Shares	Value (Note 2)

OHIO MUNICIPAL SECURITIES (continued)
Wyoming City School District, Prerefunded Balance, Series B, G.O. Bond, FGIC	5.150%	12/1/2027	Aaa	$300,000	$308,811

TOTAL OHIO MUNICIPAL SECURITIES (Identified Cost $25,525,735)					25,889,948

SHORT-TERM INVESTMENTS - 1.8%
Dreyfus Municipal Reserves - Class R (Identified Cost $463,507)				463,507	463,507

TOTAL INVESTMENTS - 99.7% (Identified Cost $25,989,242)					26,353,455
OTHER ASSETS, LESS LIABILITIES - 0.3%					79,038

NET ASSETS - 100%					$26,432,493

Key:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AMBAC (AMBAC Assurance Corp.)

FGIC (Financial Guaranty Insurance Co.)

FSA (Financial Security Assurance)

MBIA (MBIA, Inc.)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: FSA - 34.3%; MBIA - 22.9%; FGIC - 20.4%.

10	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2007

ASSETS:

Investments, at value (identified cost $25,989,242) (Note 2)	$26,353,455
Interest receivable	123,242
Receivable for fund shares sold	39,202
Dividends receivable	2,656

TOTAL ASSETS	26,518,555

LIABILITIES:

Accrued management fees (Note 3)	11,816
Accrued fund accounting and transfer agent fees (Note 3)	2,645
Accrued Chief Compliance Officer service fees (Note 3)	714
Payable for fund shares repurchased	39,201
Audit fees payable	27,861
Other payables and accrued expenses	3,825

TOTAL LIABILITIES	86,062

TOTAL NET ASSETS	$26,432,493

NET ASSETS CONSIST OF:

Capital stock	$25,335
Additional paid-in-capital	25,949,436
Undistributed net investment income	93,573
Accumulated net realized loss on investments	(64)
Net unrealized appreciation on investments	364,213

TOTAL NET ASSETS	$26,432,493

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($26,432,493/2,533,541 shares)	$10.43

The accompanying notes are an integral part of the financial statements.	11

Statement of Operations

For the Year Ended December 31, 2007

INVESTMENT INCOME:

Interest	$978,830
Dividends	28,663

Total Investment Income	1,007,493

EXPENSES:

Management fees (Note 3)	116,405
Fund accounting and transfer agent fees (Note 3)	28,026
Directors’ fees (Note 3)	7,809
Chief Compliance Officer service fees (Note 3)	6,100
Audit fees	27,901
Custodian fees	1,426
Miscellaneous	11,145

Total Expenses	198,812
Less reduction of expenses (Note 3)	(788)

Net Expenses	198,024

NET INVESTMENT INCOME	809,469

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	978
Net change in unrealized appreciation on investments	(1,877)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(899)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$808,570

12	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$809,469	$683,416
Net realized gain (loss) on investments	978	(1,042)
Net change in unrealized appreciation on investments	(1,877)	(117,339)

Net increase from operations	808,570	565,035

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(832,869)	(666,971)
From net realized gain on investments	—	(10,640)

Total distributions to shareholders	(832,869)	(677,611)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	5,845,120	4,735,810

Net increase in net assets	5,820,821	4,623,234

NET ASSETS:

Beginning of year	20,611,672	15,988,438

End of year (including undistributed net investment income of $93,573 and $116,973, respectively)	$26,432,493	$20,611,672

The accompanying notes are an integral part of the financial statements.	13

Financial Highlights

	For the Years Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.46	$10.52	$10.59	$10.75	$10.74

Income (loss) from investment operations:
Net investment income	0.34	0.38	0.38	0.38	0.42
Net realized and unrealized gain (loss) on investments	—[2]	(0.05)	(0.08)	(0.04)	0.03

Total from investment operations	0.34	0.33	0.30	0.34	0.45

Less distributions to shareholders:
From net investment income	(0.37)	(0.38)	(0.36)	(0.49)	(0.39)
From net realized gain on investments	—	(0.01)	(0.01)	(0.01)	(0.05)

Total distributions to shareholders	(0.37)	(0.39)	(0.37)	(0.50)	(0.44)

Net asset value - End of year	$10.43	$10.46	$10.52	$10.59	$10.75

Total return[1]	3.28%	3.19%	2.85%	3.28%	4.23%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	3.47%	3.81%	3.65%	3.64%	3.91%
Portfolio turnover	3%	9%	9%	7%	14%
Net assets - End of year (000’s omitted)	$26,432	$20,612	$15,988	$14,120	$12,092

*The investment advisor did not impose all or a portion of its management fee and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would

have been increased as follows:	0.00%[3]	0.07%	0.15%	0.20%	0.59%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the year.

2Less than $0.01 per share.

3Less than 0.01%.

14	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Ohio Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2007, 3.33 billion shares have been designated in total among 27 series, of which 100 million have been designated as Ohio Tax Exempt Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily. Dividend income is recorded on an accrual basis on ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

15

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2004 through December 31, 2007.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of

16

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2009, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. Accordingly, the Advisor waived fees of $788 for the year ended December 31, 2007, which is reflected as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, the Fund pays the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) (formerly BISYS Fund Services Ohio, Inc.) under which Citi serves as sub-accountant services and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2007, purchases and sales of securities, other than United States Government securities and short-term securities, were $6,573,996 and $587,750, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Ohio Tax Exempt Series were:

	For the Year Ended 12/31/07		For the Year Ended 12/31/06
	Shares	Amount	Shares	Amount

Sold	696,089	$7,222,235	537,520	$5,640,792
Reinvested	79,805	825,938	64,255	671,426
Repurchased	(212,265)	(2,203,053)	(151,462)	(1,576,408)

Total	563,629	$5,845,120	450,313	$4,735,810

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

17

Notes to Financial Statements

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31 2007.

7.	CONCENTRATION OF CREDIT

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Ordinary income	$83	$43,306
Tax exempt income	832,786	623,690
Long-term capital gains	—	10,615

At December 31, 2007, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$25,957,571

Unrealized appreciation	$568,835
Unrealized depreciation	(172,951)

Net unrealized appreciation	$395,884
Undistributed tax exempt income	61,902
Capital loss carryover	64

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on December 31, 2014.

18

Notes to Financial Statements

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Ohio Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ohio Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

February 20, 2008

20

Supplemental Tax Information (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $832,786 as tax exempt dividends for the year ended December 31, 2007.

21

Renewal of Investment Advisory Agreements (unaudited)

During the period covered by this shareholder report, the Board of Directors (the “Board”) of Manning & Napier Fund, Inc. (the “Fund”) considered approval of two separate investment advisory agreements with Manning & Napier Advisors, Inc. (the “Advisor”):

•

At a meeting held on August 30, 2007, the Board approved a new investment advisory agreement between the Fund and the Advisor (the “New Investment Advisory Agreement”) and recommended that the New Investment Advisory Agreement be submitted to shareholders for approval. Shareholders approved the New Investment Advisory Agreement at a meeting held on December 17, 2007.

•

At a meeting held on November 12, 2007, the Board approved the continuation of the then-current investment advisory agreement between the Fund and the Advisor (the “Current Investment Advisory Agreement”), which was to be superseded by the New Investment Advisory Agreement upon its approval by the Fund’s shareholders. The continuation of the Current Investment Advisory Agreement was necessary as a result of the delay in obtaining the number of votes necessary to convene the shareholder meeting and approve the New Investment Advisory Agreement with respect to all investment portfolios of the Fund (the “Series”).

Consideration of New Investment Advisory Agreement:

In response to recent regulatory and compliance initiatives promulgated by the SEC over the past year, the Fund engaged in a comprehensive review of all material aspects of the Fund’s operations, including the Fund’s Current Investment Advisory Agreement. As a result of its review, the Board determined that the Current Investment Advisory Agreement should be amended for the purpose of modernizing the form of the agreement and to include additional provisions in the agreement that are customarily included in investment advisory agreements between registered investment companies and their investment advisors, but which are not included in the Current Investment Advisory Agreement. Accordingly, at the Board meeting on November 16, 2006, representatives of the Advisor presented to the Board proposed changes to the Current Investment Advisory Agreement in order to address the Board’s request to update and modernize the Current Investment Advisory Agreement. As a result of the discussions between the Board and representatives of the Advisor at the November 2006 Board meeting, the Board determined to formally consider the approval of a new investment advisory agreement between the Fund and the Advisor, which would incorporate the changes proposed at the November 2006 Board meeting, at its in-person Board meeting in August 2007.

At an in-person meeting held on August 30, 2007, the Board considered the approval of the New Investment Advisory Agreement between the Fund and the Advisor. Based on the information it received at the meeting and the November 16, 2006 Board meeting, the Board approved the New Investment Advisory Agreement subject to its further approval by the Fund’s shareholders. Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. At the meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Investment Advisory Agreement (the “2006 Annual Review”), which occurred at the November 16, 2006 in-person Board meeting, as part of its considerations to approve the New Investment Advisory Agreement. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2006 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement for an additional one-year period.

22

Renewal of Investment Advisory Agreements (unaudited)

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2006. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•	The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the

23

Renewal of Investment Advisory Agreements (unaudited)

advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940 (the “1940 Act”), concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

As stated above, at the August 30, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions set forth above when determining whether to approve the New Investment Advisory Agreement. The Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement is identical to the Current Investment Advisory Agreement except for certain provisions of the Agreement which have been updated and modernized in response to the Board’s specific request. Further, the Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement does not change either the investment advisory fees payable by the Fund to the Advisor or the day-to-day investment management services the Advisor provides to the Fund.

In addition to the conclusions formed with respect to the 2006 Annual Review, the Directors considered specific information at the August 30, 2007 Board meeting concerning the additional provisions included in the New Investment Advisory Agreement. The Directors considered the fact that these additional provisions are designed to (i) address and memorialize certain standard practices and regulatory requirements of mutual funds and their investment advisors; (ii) further

24

Renewal of Investment Advisory Agreements (unaudited)

delineate the duties and obligations of the Fund and the Advisor; (iii) modernize the agreement to reflect current industry practice and applicable law; and (iv) generally improve the overall quality of the agreement. The Board further considered the fact that the New Investment Advisory Agreement does not alter the actual day-to-day investment management services provided by the Advisor to each Series of the Fund, and the investment advisory fee rate paid to the Advisor under the New Investment Advisory Agreement for a Series is the same as the fee rate paid by the Series under the Current Investment Advisory Agreement.

Based on its evaluation of the information and the conclusions with respect thereto at its meetings on November 16, 2006 and August 30, 2007, the Board unanimously concluded that: (a) the terms of the New Investment Advisory Agreement were fair and reasonable; (b) the approval of the New Investment Advisory Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Investment Advisory Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

Consideration of Current Investment Advisory Agreement

At a meeting held on November 12, 2007, the Board considered the continuation of the Current Investment Advisory Agreement and simultaneously conducted its annual review of the services provided to the Fund by the Adviser (the “2007 Annual Review”). Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2007 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for

25

Renewal of Investment Advisory Agreements (unaudited)

each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2007. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 4 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series and Global Fixed Income Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

26

Renewal of Investment Advisory Agreements (unaudited)

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the 1940 Act, concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

27

Proxy Voting Results (unaudited)

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

	Number of Shares voted for	Number of Shares withheld
B. Reuben Auspitz	215,932,354.541	15,898,685.154
Stephen B. Ashley	215,960,751.214	15,870,288.481
Peter L. Faber	217,504,725.208	14,326,314.487
Harris H. Rusitzky	215,924,013.609	15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

Number of shares voted
For	1,907,262.000
Against	0
Abstain (includes broker non-votes)	0

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

Number of shares voted
For	1,907,262.000
Against	0
Abstain (includes broker non-votes)	0

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

Number of shares voted
For	1,907,262.000
Against	0
Abstain (includes broker non-votes)	0

Proposal 3.A.iii. To approve changes to the fundamental policy regarding loans.

Number of shares voted
For	1,907,262.000
Against	0
Abstain (includes broker non-votes)	0

28

Proxy Voting Results (unaudited)

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

Number of shares voted
For	1,907,262.000
Against	0
Abstain (includes broker non-votes)	0

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

Number of shares voted
For	1,907,262.000
Against	0
Abstain (includes broker non-votes)	0

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

Number of shares voted
For	1,907,262.000
Against	0
Abstain (includes broker non-votes)	0

Proposal 3.A.vii. To approve changes to the fundamental policy regarding diversification.

Number of shares voted
For	1,907,262.000
Against	0
Abstain (includes broker non-votes)	0

Proposal 3.B.i. To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.

Number of shares voted
For	1,907,262.000
Against	0
Abstain (includes broker non-votes)	0

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

Number of shares voted
For	1,907,262.000
Against	0
Abstain (includes broker non-votes)	0

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

Number of shares voted
For	1,907,262.000
Against	0
Abstain (includes broker non-votes)	0

29

Proxy Voting Results (unaudited)

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

Number of shares voted
For	1,907,262.000
Against	0
Abstain (includes broker non-votes)	0

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

Number of shares voted
For	1,907,262.000
Against	0
Abstain (includes broker non-votes)	0

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

Number of shares voted
For	1,907,262.000
Against	0
Abstain (includes broker non-votes)	0

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

Number of shares voted
For	1,907,262.000
Against	0
Abstain (includes broker non-votes)	0

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

Number of shares voted
For	1,907,262.000
Against	0
Abstain (includes broker non-votes)	0

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

Number of shares voted
For	1,907,262.000
Against	0
Abstain (includes broker non-votes)	0

30

Proxy Voting Results (unaudited)

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

Number of shares voted
For	1,907,262.000
Against	0
Abstain (includes broker non-votes)	0

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

Number of shares voted
For	1,907,262.000
Against	0
Abstain (includes broker non-votes)	0

Proposal 3.C.vii. To approve changes to the policy/restriction regarding investing in any company with less than three years continuous operation.

Number of shares voted
For	1,907,262.000
Against	0
Abstain (includes broker non-votes)	0

31

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	60
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite -Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	The Ashley Group Fannie Mae
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

32

Directors’ and Officers’ Information (unaudited)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Capital International MPM Bio-equities GMP Companies HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

33

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

34

Manning & Napier Fund, Inc.

LIFE SCIENCES SERIES	|	Annual Report - December 31, 2007

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Market conditions in 2007 were challenging; however, the Life Sciences Series achieved a return that exceeded the return of the Standard & Poor’s (“S&P”) 500 Health Care Index for the eighth year in a row. The Series also outperformed the S&P 500 Total Return Index for the sixth time in the last eight years. Over the calendar year 2007, the Life Sciences Series generated a total return of 10.62%, versus the 7.33% return of the S&P 500 Health Care Index and the 5.51% return of the S&P 500 Total Return Index. Performance over the full market cycle (since 4/1/00) is even stronger, both on an absolute basis and as compared to the benchmarks.

The relative performance versus the S&P 500 Health Care Index in 2007 was due in large part to the Series’ sector weightings. The Series benefited from its investments in diagnostic, vascular and orthopedic device companies. Through our investments in these companies, which we believe have lower than average risk of government intervention, the Series was able outperform the broader Health Care sector.

The main sector that drove the Series’ outperformance relative to the benchmarks was health care diagnostics. Diagnostics improve health care efficiency by quickly and accurately diagnosing medical conditions. Rapid diagnosis of a medical condition is important to allow treatment before a patient’s health deteriorates and additional spending is required. As a continuation of our 2006 theme, we further increased the Series’ position in diagnostics over the course of the year. Also, the Series benefited from our veterinary diagnostic holdings. Two attractive features of this industry are its cash-pay nature and lack of material government oversight.

The Series also benefited from several acquisitions, which were generally part of our broader health care themes. More specifically, one acquired holding was a sleep equipment manufacturer and part of our sleep industry theme. There are roughly 40 million Americans that suffer from snoring and sleep apnea related problems, with sleep assisting devices having a low market penetration. The other holding was part of our minimally invasive surgery (“MIS”) theme in orthopedics. We believe MIS is a high-value proposition for patients and physicians as well as payers. Yet another acquired holding was in our investment basket of peripheral artery disease (“PAD”) holdings. We believe there are large and unmet medical needs in PAD that are being addressed by emerging companies with novel and disruptive technologies. Finally, an eye surgery equipment manufacturer in our ophthalmology basket holdings was also acquired.

We reduced the Series’ weighting in the health care providers & services industry on the heels of strong returns in prior years. We believe that providers & services, on average, are more cyclical in nature than other health care industries. Therefore, it is critical to be cognizant of the pivotal turns in the industry’s cycle. However, we started increasing our investments in health care information technology (“HCIT”) towards the end of the year. Our long-term thesis remains intact, as significant investments are being made to improve the efficiency and effectiveness of the health care system through information technology.

Lastly, we moderately increased the Series’ weighting in the biotechnology industry when valuations became attractive. The biotechnology industry performed poorly in 2007 due to pipeline failures and valuation concerns. Also, in order to fill out gaps in their product portfolio and counter patent expiration problems, large pharmaceutical companies have become interested in developing biologics. This trend is supported by several acquisitions in the area in 2006 and 2007. There are very few acquisition candidates left, making our holdings highly desirable assets.

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2007 (unaudited)

	Average Annual Total Returns As of December 31, 2007
	One Year	Five Year	Since Inception[1]
Manning & Napier Fund, Inc. - Life Sciences Series[2]	10.62%	13.63%	16.66%
Standard & Poor’s (S&P) 500 Total Return Index[3]	5.51%	12.84%	2.52%
Standard & Poor’s (S&P) 500 Health Care Index[3]	7.33%	7.52%	2.92%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Life Sciences Series from its current activation1 (11/5/99) to present (12/31/07) to the S&P 500 Total Return Index and the S&P 500 Health Care Index.

1Performance numbers for the Series and Indices are calculated from November 5, 1999, the Series’ current activation date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2007, this net expense ratio was 1.12%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.12% for the year ended December 31, 2007.

3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Health Care Index, a sub-index of the S&P 500 Total Return Index, includes the stocks of companies involved in the business of health care related products and services. Both Indices’ returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07-12/31/07
Actual	$1,000.00	$1,070.60	$5.85
Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.70

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.12%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

3

Portfolio Composition as of December 31, 2007 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Top Ten Stock Holdings2

ev3, Inc.	7.9%	Luminex Corp.	3.2%
Caliper Life Sciences, Inc.	3.9%	Covidien Ltd. (Bermuda)	3.2%
Barr Pharmaceuticals, Inc.	3.6%	OraSure Technologies, Inc.	3.2%
Applera Corp. - Celera Group	3.4%	Synthes, Inc. (Switzerland)	3.1%
Valeant Pharmaceuticals International	3.3%	Tenet Healthcare Corp.	2.9%

2As a percentage of total investments.

4

Investment Portfolio - December 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS - 95.6%

Health Care - 95.6%
Biotechnology - 11.3%
Amgen, Inc.*	102,000	$4,736,880
Applera Corp. - Celera Group*	645,000	10,236,150
Crucell NV - ADR* (Netherlands) (Note 7)	253,000	4,184,620
Medarex, Inc.*	517,000	5,387,140
Monogram Biosciences, Inc.*	3,353,000	4,861,850
Theratechnologies, Inc.* (Canada) (Note 7)	408,000	4,498,875

		33,905,515

Health Care Equipment & Supplies - 49.3%
Abaxis, Inc.*	180,000	6,454,800
Alsius Corp.*[7]	490,000	1,813,000
AtriCure, Inc.*	197,340	2,587,127
Beckman Coulter, Inc.	121,000	8,808,800
Boston Scientific Corp.*	631,000	7,338,530
Carl Zeiss Meditec AG (Germany) (Note 7)	419,743	7,314,392
The Cooper Companies, Inc.	149,830	5,693,540
Covidien Ltd. (Bermuda) (Note 7)	220,000	9,743,800
C.R. Bard, Inc.	55,000	5,214,000
Dexcom, Inc.*	678,242	5,988,877
Edwards Lifesciences Corp.*	72,000	3,311,280
ev3, Inc.*	1,897,000	24,110,870
Gen-Probe, Inc.*	77,000	4,845,610
Hansen Medical, Inc.*	90,678	2,714,899
IDEXX Laboratories, Inc.*	50,000	2,931,500
Inverness Medical Innovations, Inc.* [1,2]	122,000	6,853,960
Micrus Endovascular Corp.*	324,723	6,390,549
Nobel Biocare Holding AG (Switzerland) (Note 7)	9,800	2,623,377
OraSure Technologies, Inc.*	1,088,100	9,673,209
ResMed, Inc.*	62,000	3,256,860
SonoSite, Inc.*	151,000	5,084,170
STAAR Surgical Co.*	1,116,000	2,946,240
Straumann Holding AG (Switzerland) (Note 7)	10,000	2,758,636
Synthes, Inc. (Switzerland) (Note 7)	75,000	9,316,194

		147,774,220

Health Care Providers & Services - 6.6%
Patterson Companies, Inc.*	97,330	3,304,353
Quest Diagnostics, Inc.	53,000	2,803,700
Sonic Healthcare Ltd. (Australia) (Note 7)	321,000	4,711,265
Tenet Healthcare Corp.*	1,750,000	8,890,000

		19,709,318

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - December 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Technology - 6.2%
Allscripts Healthcare Solutions, Inc*	313,000	$6,078,460
AMICAS, Inc.*	522,862	1,390,813
Cerner Corp.*	62,500	3,525,000
Eclipsys Corp.*	302,000	7,643,620

		18,637,893

Life Sciences Tools & Services - 10.0%
Caliper Life Sciences, Inc.*	2,159,153	11,940,116
Exelixis, Inc.*	647,000	5,583,610
Luminex Corp.*	600,350	9,749,684
PerkinElmer, Inc.	102,000	2,654,040

		29,927,450

Pharmaceuticals - 12.2%
Barr Pharmaceuticals, Inc.*	208,000	11,044,800
Par Pharmaceutical Companies, Inc.*	327,000	7,848,000
Roche Holding AG (Switzerland) (Note 7)	46,000	7,949,112
Valeant Pharmaceuticals International*	825,000	9,875,250

		36,717,162

TOTAL COMMON STOCKS (Identified Cost $273,639,558)		286,671,558

PREFERRED STOCKS - 0.8%
Financials - 0.8%
Insurance - 0.8%
Avalon HealthCare Holdings, Inc. - Series D*[1,3,4,5] (Identified Cost $2,312,500)	925,000	2,312,500

WARRANTS - 0.6%
Health Care - 0.6%
Health Care Equipment & Supplies - 0.4%
Alsius Corp., 8/3/2009[7]	1,770,000	1,062,000

Life Sciences Tools & Services - 0.2%
Caliper Life Sciences, Inc., 8/15/2010[1,3,6]	285,000	244,522
Caliper Life Sciences, Inc., 8/10/2011	401,109	461,275

		705,797

TOTAL WARRANTS (Identified Cost $1,476,157)		1,767,797

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Shares/ Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENTS - 4.2%
Dreyfus Treasury Cash Management - Institutional Shares	7,551,072	$7,551,072
Fannie Mae Discount Note, 1/7/2008	$5,000,000	4,995,868

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $12,547,530)		12,546,940

TOTAL INVESTMENTS - 101.2% (Identified Cost $289,975,745)		303,298,795

LIABILITIES, LESS OTHER ASSETS - (1.2%)		(3,629,660)

NET ASSETS - 100%		$299,669,135

*Non-income producing security

ADR - American Depository Receipt

1Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities amount to $9,410,982, or 3.1%, of the Series’ net assets as of December 31, 2007 (see Note 2 to the financial statements).

2This security was acquired on February 3, 2006 at a cost of $2,978,020 ($24.41 per share) and has been determined to be liquid under guidelines established by the Board of Directors (see Note 2 to the financial statements).

3Security has been valued at fair value (see Note 2 to the financial statements).

4This security was acquired June 22, 2007 at a cost of $2,312,500 ($2.50 per share) and has been determined to be illiquid under guidelines established by the Board of Directors (see Note 2 to the financial statements).

5See Note 2 to the financial statements regarding affiliated companies.

6This security was acquired on August 11, 2005 at a cost of $365,484 ($1.28 per warrant) and has been determined to be illiquid under guidelines established by the Board of Directors (see Note 2 to the financial statements).

7The Chairman and CEO of the company serves as a director of the Fund (see Note 2 to the financial statements).

The accompanying notes are an integral part of the financial statements.	7

Statement of Assets and Liabilities

December 31, 2007

ASSETS:

Investments, at value (identified cost $289,975,745) (Note 2)	$303,298,795
Foreign currency, at value (cost $1)	1
Receivable for fund shares sold	760,798
Dividends receivable	45,112

TOTAL ASSETS	304,104,706

LIABILITIES:

Accrued management fees (Note 3)	252,800
Accrued fund accounting and transfer agent fees (Note 3)	16,577
Accrued Chief Compliance Officer service fees (Note 3)	714
Payable for securities purchased	3,770,022
Payable for fund shares repurchased	342,124
Audit fees payable	30,962
Other payables and accrued expenses	22,372

TOTAL LIABILITIES	4,435,571

TOTAL NET ASSETS	$299,669,135

NET ASSETS CONSIST OF:

Capital stock	$259,622
Additional paid-in-capital	284,116,661
Accumulated net realized gain on investments, foreign currency and other assets and liabilities	1,969,802
Net unrealized appreciation on investments and foreign currency	13,323,050

TOTAL NET ASSETS	$299,669,135

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($299,669,135/25,962,237 shares)	$11.54

8	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $6,876)	$767,105
Interest	212,376

Total Investment Income	979,481

EXPENSES:

Management fees (Note 3)	2,681,525
Fund accounting and transfer agent fees (Note 3)	174,379
Directors’ fees (Note 3)	7,809
Chief Compliance Officer service fees (Note 3)	6,100
Custodian fees	21,901
Miscellaneous	101,863

Total Expenses	2,993,577

NET INVESTMENT LOSS	(2,014,096)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on -
Investments	26,451,415
Foreign currency and other assets and liabilities	13,859

26,465,274

Net change in unrealized appreciation on -
Investments	2,630,145
Foreign currency and other assets and liabilities	(3,835)

2,626,310

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	29,091,584

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,077,488

The accompanying notes are an integral part of the financial statements.	9

Statements of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss	$(2,014,096)	$(1,103,063)
Net realized gain on investments and foreign currency	26,465,274	34,026,075
Net change in unrealized appreciation on investments and foreign currency	2,626,310	(6,084,837)

Net increase from operations	27,077,488	26,838,175

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net realized gain on investments	(24,823,184)	(37,835,088)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	64,342,733	22,766,996

Net increase in net assets	66,597,037	11,770,083

NET ASSETS:

Beginning of year	233,072,098	221,302,015

End of year (including undistributed net investment loss of $0 and $0, respectively)	$299,669,135	$233,072,098

10	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Years Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.41	$12.10	$11.89	$11.96	$9.35

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.05)	(0.04)	(0.07)	(0.02)
Net realized and unrealized gain on investments	1.25	1.56	1.71	0.43	2.76

Total from investment operations	1.17	1.51	1.67	0.36	2.74

Less distributions to shareholders:
From net realized gain on investments	(1.04)	(2.20)	(1.46)	(0.43)	(0.13)

Net asset value - End of year	$11.54	$11.41	$12.10	$11.89	$11.96

Total return[1]	10.62%	12.52%	14.16%	3.03%	29.39%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.12%	1.14%	1.17%	1.18%	1.18%
Net investment loss	(0.75%)	(0.51%)	(0.32%)	(0.62%)	(0.19%)
Portfolio turnover	95%	93%	110%	109%	86%
Net assets - End of year (000’s omitted)	$299,669	$233,072	$221,302	$185,487	$164,990

*The investment advisor did not impose all of its management fee in some years and is not eligible to recoup any expenses that have been waived or reimbursed in prior years. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:

	N/A	N/A	N/A	0.04%	0.01%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

The accompanying notes are an integral part of the financial statements.	11

Notes to Financial Statements

1.	ORGANIZATION

Life Sciences Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in the life sciences industry.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). On November 5, 1999, the Series resumed sales of shares to advisory clients and employees of the Advisor and its affiliates. On May 1, 2001, the Series began offering shares directly to investors. Previously, the Series was available from time to time to advisory clients and employees of the Advisor.

The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2007, 3.33 billion shares have been designated in total among 27 series, of which 100 million have been designated as Life Sciences Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, exchange-traded funds, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds, which are valued at the closing price on the exchange.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

12

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. As of December 31, 2007, the aggregate value of securities deemed illiquid was $2,557,022, representing 0.9% of the Series’ net assets.

Affiliated Companies

The 1940 Act defines “affiliated companies” to include securities in which a series owns 5% or more of the outstanding voting securities of the issuer. The following transactions were effected in shares of Avalon Healthcare Holdings, Inc. for the year ended December 31, 2007:

Name of Issuer	Number of Shares Held as of 12/31/06	Gross Additions	Gross Reductions	Number of Shares Held as of 12/31/07	Value as of 12/31/07	Investment Income	Realized Gain
Avalon Healthcare Holdings, Inc.	—	925,000	—	925,000	$2,312,500	$—	$—

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Affiliated Companies (continued)

The Chairman and CEO of Alsius Corp. serves as a director of the Fund. Therefore, Alsius Corp. (formerly Ithaka Acquisition Corp.) is considered an “affiliated company” as defined in the 1940 Act. The following transactions were effected in shares of Alsius Corp. for the year ended December 31, 2007:

Name of Issuer	Number of Shares Held as of 12/31/06	Gross Additions	Gross Reductions	Number of Shares Held as of 12/31/07	Value as of 12/31/07	Investment Income	Realized Gain
Alsius Corp.	—	490,000	—	490,000	$1,813,000	$—	$—
Alsius Corp., 8/3/2009 Warrants	—	1,770,000	—	1,770,000	1,062,000	—	—

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2004 through December 31, 2007.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, the Fund pays the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) (formerly BISYS Fund Services Ohio, Inc.) under which Citi serves as sub-accountant and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2007, purchases and sales of securities, other than United States Government securities and short-term securities, were $279,947,660 and $244,635,098, respectively. There were no purchases or sales of United States Government securities.

15

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Life Sciences Series were:

	For the Year Ended 12/31/07		For the Year Ended 12/31/06
	Shares	Amount	Shares	Amount

Sold	4,659,826	$55,397,353	2,965,428	$36,398,370
Reinvested	2,186,128	24,561,918	3,177,635	37,129,391
Repurchased	(1,306,611)	(15,616,538)	(4,007,781)	(50,760,765)

Total	5,539,343	$64,342,733	2,135,282	$22,766,996

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2007.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	LIFE SCIENCES SECURITIES

The Series may focus its investments in certain related life sciences industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses, foreign currency gains and losses and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

16

Notes to Financial Statements

9.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Ordinary income	$10,394,257	$12,093,520
Long-term capital gains	14,428,927	25,741,568

At December 31, 2007, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$290,897,584

Unrealized appreciation	$29,765,044
Unrealized depreciation	(17,363,833)

Net unrealized appreciation	$12,401,211
Undistributed ordinary income	1,967,145
Undistributed long-term capital gains	924,496

10.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Life Sciences Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Life Sciences Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

February 20, 2008

18

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $418,241 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $14,428,927 as capital gains for its taxable year ended December 31, 2007.

19

Renewal of Investment Advisory Agreements (unaudited)

During the period covered by this shareholder report, the Board of Directors (the “Board”) of Manning & Napier Fund, Inc. (the “Fund”) considered approval of two separate investment advisory agreements with Manning & Napier Advisors, Inc. (the “Advisor”):

•

At a meeting held on August 30, 2007, the Board approved a new investment advisory agreement between the Fund and the Advisor (the “New Investment Advisory Agreement”) and recommended that the New Investment Advisory Agreement be submitted to shareholders for approval. Shareholders approved the New Investment Advisory Agreement at a meeting held on December 17, 2007.

•

At a meeting held on November 12, 2007, the Board approved the continuation of the then-current investment advisory agreement between the Fund and the Advisor (the “Current Investment Advisory Agreement”), which was to be superseded by the New Investment Advisory Agreement upon its approval by the Fund’s shareholders. The continuation of the Current Investment Advisory Agreement was necessary as a result of the delay in obtaining the number of votes necessary to convene the shareholder meeting and approve the New Investment Advisory Agreement with respect to all investment portfolios of the Fund (the “Series”).

Consideration of New Investment Advisory Agreement:

In response to recent regulatory and compliance initiatives promulgated by the SEC over the past year, the Fund engaged in a comprehensive review of all material aspects of the Fund’s operations, including the Fund’s Current Investment Advisory Agreement. As a result of its review, the Board determined that the Current Investment Advisory Agreement should be amended for the purpose of modernizing the form of the agreement and to include additional provisions in the agreement that are customarily included in investment advisory agreements between registered investment companies and their investment advisors, but which are not included in the Current Investment Advisory Agreement. Accordingly, at the Board meeting on November 16, 2006, representatives of the Advisor presented to the Board proposed changes to the Current Investment Advisory Agreement in order to address the Board’s request to update and modernize the Current Investment Advisory Agreement. As a result of the discussions between the Board and representatives of the Advisor at the November 2006 Board meeting, the Board determined to formally consider the approval of a new investment advisory agreement between the Fund and the Advisor, which would incorporate the changes proposed at the November 2006 Board meeting, at its in-person Board meeting in August 2007.

At an in-person meeting held on August 30, 2007, the Board considered the approval of the New Investment Advisory Agreement between the Fund and the Advisor. Based on the information it received at the meeting and the November 16, 2006 Board meeting, the Board approved the New Investment Advisory Agreement subject to its further approval by the Fund’s shareholders. Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. At the meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Investment Advisory Agreement (the “2006 Annual Review”), which occurred at the November 16, 2006 in-person Board meeting, as part of its considerations to approve the New Investment Advisory Agreement. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2006 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement for an additional one-year period.

20

Renewal of Investment Advisory Agreements (unaudited)

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2006. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•	The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the

21

Renewal of Investment Advisory Agreements (unaudited)

advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940 (the “1940 Act”), concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

As stated above, at the August 30, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions set forth above when determining whether to approve the New Investment Advisory Agreement. The Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement is identical to the Current Investment Advisory Agreement except for certain provisions of the Agreement which have been updated and modernized in response to the Board’s specific request. Further, the Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement does not change either the investment advisory fees payable by the Fund to the Advisor or the day-to-day investment management services the Advisor provides to the Fund.

In addition to the conclusions formed with respect to the 2006 Annual Review, the Directors considered specific information at the August 30, 2007 Board meeting concerning the additional provisions included in the New Investment Advisory Agreement. The Directors considered the fact that these additional provisions are designed to (i) address and memorialize certain standard practices and regulatory requirements of mutual funds and their investment advisors; (ii) further

22

Renewal of Investment Advisory Agreements (unaudited)

delineate the duties and obligations of the Fund and the Advisor; (iii) modernize the agreement to reflect current industry practice and applicable law; and (iv) generally improve the overall quality of the agreement. The Board further considered the fact that the New Investment Advisory Agreement does not alter the actual day-to-day investment management services provided by the Advisor to each Series of the Fund, and the investment advisory fee rate paid to the Advisor under the New Investment Advisory Agreement for a Series is the same as the fee rate paid by the Series under the Current Investment Advisory Agreement.

Based on its evaluation of the information and the conclusions with respect thereto at its meetings on November 16, 2006 and August 30, 2007, the Board unanimously concluded that: (a) the terms of the New Investment Advisory Agreement were fair and reasonable; (b) the approval of the New Investment Advisory Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Investment Advisory Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

Consideration of Current Investment Advisory Agreement

At a meeting held on November 12, 2007, the Board considered the continuation of the Current Investment Advisory Agreement and simultaneously conducted its annual review of the services provided to the Fund by the Adviser (the “2007 Annual Review”). Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2007 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for

23

Renewal of Investment Advisory Agreements (unaudited)

each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2007. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 4 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series and Global Fixed Income Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

24

Renewal of Investment Advisory Agreements (unaudited)

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the 1940 Act, concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

25

Proxy Voting Results (unaudited)

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

	Number of Shares voted for	Number of Shares withheld
B. Reuben Auspitz	215,932,354.541	15,898,685.154
Stephen B. Ashley	215,960,751.214	15,870,288.481
Peter L. Faber	217,504,725.208	14,326,314.487
Harris H. Rusitzky	215,924,013.609	15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

Number of shares voted
For	17,352,339.461
Against	256.876
Abstain (includes broker non-votes)	125,087.000

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

Number of shares voted
For	17,350,997.724
Against	1,598.613
Abstain (includes broker non-votes)	125,087.000

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

Number of shares voted
For	17,351,829.495
Against	766.842
Abstain (includes broker non-votes)	125,087.000

26

Proxy Voting Results (unaudited)

Proposal 3.A.iii. To approve changes to the fundamental policy regarding loans.

Number of shares voted
For	17,351,829.495
Against	766.842
Abstain (includes broker non-votes)	125,087.000

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

Number of shares voted
For	17,350,997.724
Against	1,598.613
Abstain (includes broker non-votes)	125,087.000

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

Number of shares voted
For	17,351,829.495
Against	766.842
Abstain (includes broker non-votes)	125,087.000

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

Number of shares voted
For	17,351,829.495
Against	766.842
Abstain (includes broker non-votes)	125,087.000

Proposal 3.B.i. To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.

Number of shares voted
For	16,135,647.268
Against	1,216,949.069
Abstain (includes broker non-votes)	125,087.000

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

Number of shares voted
For	16,135,647.268
Against	1,216,949.069
Abstain (includes broker non-votes)	125,087.000

27

Proxy Voting Results (unaudited)

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

Number of shares voted
For	16,135,487.517
Against	1,217,108.820
Abstain (includes broker non-votes)	125,087.000

Proposal 3.B.iv. To approve changes to the policy/restriction regarding warrants.

Number of shares voted
For	16,134,975.248
Against	1,217,621.089
Abstain (includes broker non-votes)	125,087.000

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

Number of shares voted
For	16,135,487.517
Against	1,217,108.820
Abstain (includes broker non-votes)	125,087.000

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

Number of shares voted
For	16,134,975.248
Against	1,217,621.089
Abstain (includes broker non-votes)	125,087.000

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

Number of shares voted
For	16,135,647.268
Against	1,216,949.069
Abstain (includes broker non-votes)	125,087.000

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

Number of shares voted
For	17,350,997.724
Against	1,598.613
Abstain (includes broker non-votes)	125,087.000

28

Proxy Voting Results (unaudited)

Proposal 3.C.ii. To approve changes to the policy/restriction regarding the maximum percentage of securities the Series may purchase of any one issuer.

Number of shares voted
For	17,350,997.724
Against	1,598.613
Abstain (includes broker non-votes)	125,087.000

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

Number of shares voted
For	17,350,997.724
Against	1,598.613
Abstain (includes broker non-votes)	125,087.000

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

Number of shares voted
For	17,351,157.475
Against	1,438.862
Abstain (includes broker non-votes)	125,087.000

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

Number of shares voted
For	17,351,669.744
Against	926.593
Abstain (includes broker non-votes)	125,087.000

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

Number of shares voted
For	17,350,997.724
Against	1,598.613
Abstain (includes broker non-votes)	125,087.000

Proposal 3.C.vii. To approve changes to the policy/restriction regarding investing in any company with less than three years continuous operation.

Number of shares voted
For	17,351,157.475
Against	1,438.862
Abstain (includes broker non-votes)	125,087.000

29

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	60
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	The Ashley Group Fannie Mae
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

30

Directors’ and Officers’ Information (unaudited)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Capital International MPM Bio-equities GMP Companies HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

31

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32

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33

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

34

Manning & Napier Fund, Inc.

WORLD OPPORTUNITIES SERIES	|	Annual Report - December 31, 2007

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The World Opportunities Series produced strong absolute returns during 2007, beating the return of the Morgan Stanley Capital International (MSCI) World Index while slightly trailing the return of the MSCI All Country World Index ex U.S. The Series invests entirely in stocks of companies outside the U.S., in contrast to the MSCI World Index, which includes U.S. stocks. The MSCI All Country World Index ex U.S. measures performance of non-U.S. stocks in both developed and emerging markets.

Another year of a weakening U.S. Dollar versus the Euro and British Pound helped international stock markets achieve positive gains. Over the current market cycle for international stocks (since January 1, 2000), the World Opportunities Series has substantially outperformed both benchmarks.

Our team of analysts uses time-tested strategies to choose stocks for the portfolio. These strategies include the Profile Strategy, the Hurdle Rate Strategy, and the Bankable Deal Strategy. Our investment process also follows strict pricing disciplines in order to avoid buying stocks that are not attractively valued.

The Series currently has an overweight position relative to both benchmarks in the Health Care sector. A majority of the stocks in this sector were bought under our Profile Strategy. In this strategy our analysts seek to identify companies that we believe can grow their earnings faster than global economic growth, but also have some sustainable competitive advantage that keeps competitors from entering their markets. We become interested in Profile stocks when we feel market valuations do not adequately reflect the growth prospects for a particular company. Our exposure to the Health Care sector is spread among large pharmaceutical companies, specialty health care companies, diagnostic companies, and firms that supply products to the drug discovery market. The global Health Care sector as a whole had a poor year compared to the benchmarks, but our large position in the sector contributed to relative performance due to successful stock selection.

The Series has also maintained a larger position than the benchmarks in the Information Technology sector. Interestingly, we purchased many of these companies under the Hurdle Rate Strategy. In this strategy we seek to identify industries in a downturn where profits are temporarily depressed and future expectations are low. We want to own companies that are in the strongest position as capacity is being taken out of the industry and the supply/demand situation is coming into balance, as these companies will be in the best position to increase profits and market share as the industry recovers. Under this strategy, we currently own manufacturers of flat panel displays, which were positive contributors to performance.

The Series is currently underweight in the Financials sector. We have largely shied away from companies with direct exposure to the subprime mortgage market and positioned the portfolio in companies that earn most of their revenues from fee-based business. These include many large diversified banks in developed European countries.

The Series continues to be relatively underweight in Japanese stocks; this benefited performance on an absolute and relative basis versus the benchmark as the Japanese market was weak throughout the year. The emerging markets region was the best-performing region over the year and the Series was underweight, which impacted returns compared to the benchmark. Currently, the Series is maintaining a large allocation to developed European countries as valuations in certain emerging markets look stretched.

As always, we adhere to our stock selection strategies, a unique investment process, and our strict pricing disciplines in positioning the portfolio.

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2007 (unaudited)

	Average Annual Total Returns As of December 31, 2007
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - World Opportunities Series[2]	15.13%	23.00%	13.92%	13.42%
Morgan Stanley Capital International (MSCI) World Index[3]	9.04%	16.96%	7.00%	8.02%
Morgan Stanley Capital International (MSCI) All Country World Index ex U.S.[3]	16.65%	24.02%	9.75%	8.97%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - World Opportunities Series for the ten years ended December 31, 2007 to the MSCI World Index and the MSCI All Country World Index ex U.S.

1Performance numbers for the Series are calculated from September 6, 1996, the Series’ inception date. Prior to 2001, the MSCI World Index and the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Indices are calculated from September 30, 1996.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2007, this net expense ratio was 1.14%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.14% for the year ended December 31, 2007.

3The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance and consists of 23 developed market country indices. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see Note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Both Indices are denominated in U.S. Dollars and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07-12/31/07
Actual	$1,000.00	$1,027.00	$5.93
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.16%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

3

Portfolio Composition as of December 31, 2007 (unaudited)

Country Allocation1

1As a percentage of net assets.

2Miscellaneous

Bermuda 2.2%

Hong Kong 1.0%

Israel 0.5%

Mexico 2.1%

South Korea 2.5%

Taiwan 1.4%

Sector Allocation3

3As a percentage of net assets.

4

Investment Portfolio - December 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS - 92.9%

Consumer Discretionary - 11.8%
Hotels, Restaurants & Leisure - 2.0%
Club Mediterranee S.A.* (France)	263,000	$16,621,090

Leisure Equipment & Products - 2.1%
Sankyo Co. Ltd. (Japan)	212,000	9,850,313
Sega Sammy Holdings, Inc. (Japan)	592,000	7,382,775

		17,233,088

Media - 4.0%
Grupo Televisa S.A. - ADR (Mexico)	737,670	17,534,416
Societe Television Francaise 1 (France)	605,430	16,196,961

		33,731,377

Specialty Retail - 2.5%
Kingfisher plc (United Kingdom)	3,852,880	11,165,768
Valora Holding AG (Switzerland)	42,000	10,194,805

		21,360,573

Textiles, Apparel & Luxury Goods - 1.2%
Adidas AG (Germany)	135,000	10,051,386

Total Consumer Discretionary		98,997,514

Consumer Staples - 10.8%
Beverages - 0.5%
Scottish & Newcastle plc (United Kingdom)	290,530	4,287,892

Food & Staples Retailing - 1.6%
Carrefour S.A. (France)	174,000	13,555,435

Food Products - 5.3%
Cadbury Schweppes plc (United Kingdom)	780,000	9,641,130
Nestle S.A. (Switzerland)	37,190	17,085,255
Unilever plc - ADR (United Kingdom)	479,930	17,958,981

		44,685,366

Personal Products - 3.4%
Clarins S.A. (France)	207,901	17,339,267
L’Oreal S.A. (France)	51,490	7,375,285
Natura Cosmeticos S.A. (Brazil)	398,800	3,810,905

		28,525,457

Total Consumer Staples		91,054,150

Energy - 8.7%
Energy Equipment & Services - 8.7%
Abbot Group plc (United Kingdom)	4,057,570	30,830,942
Calfrac Well Services Ltd. (Canada)	1,183,280	21,130,428

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - December 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Energy (continued)
Energy Equipment & Services (continued)
Compagnie Generale de Geophysique - Veritas (CGG - Veritas)* (France)	20,720	$5,906,672
Trican Well Service Ltd. (Canada)	778,160	15,165,721

Total Energy		73,033,763

Financials - 12.7%
Capital Markets - 1.3%
Macquarie Group Ltd. (Australia)	167,330	11,192,446

Commercial Banks - 6.2%
Aareal Bank AG (Germany)	164,880	7,404,704
HSBC Holdings plc (United Kingdom)	1,038,370	17,402,272
Royal Bank of Scotland Group plc (United Kingdom)	2,299,250	20,319,401
Societe Generale (France)	47,000	6,797,424

		51,923,801

Diversified Financial Services - 2.1%
Financiere Marc de Lacharriere S.A. (Fimalac) (France)	252,670	17,360,812

Insurance - 3.1%
Allianz SE (Germany)	86,830	18,796,834
Willis Group Holdings Ltd. (United Kingdom)	200,000	7,594,000

		26,390,834

Total Financials		106,867,893

Health Care - 15.4%
Health Care Equipment & Supplies - 4.3%
Covidien Ltd. (Bermuda)	220,010	9,744,243
Nobel Biocare Holding AG (Switzerland)	29,040	7,773,761
Straumann Holding AG (Switzerland)	31,390	8,659,358
Synthes, Inc. (Switzerland)	84,260	10,466,434

		36,643,796

Health Care Providers & Services - 2.1%
BML, Inc. (Japan)	322,000	5,157,189
Sonic Healthcare Ltd. (Australia)	874,342	12,832,576

		17,989,765

Life Sciences Tools & Services - 3.5%
Lonza Group AG (Switzerland)	195,612	23,745,109
QIAGEN N.V.* (Netherlands)	262,366	5,522,804

		29,267,913

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals - 5.5%
Novartis AG - ADR (Switzerland)	460,670	$25,018,988
Roche Holding AG (Switzerland)	66,560	11,502,020
Santen Pharmaceutical Co. Ltd. (Japan)	388,500	9,616,853

		46,137,861

Total Health Care		130,039,335

Industrials - 13.3%
Aerospace & Defense - 2.4%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)	450,500	20,538,295

Air Freight & Logistics - 5.4%
Deutsche Post AG (Germany)	560,000	19,083,095
TNT N.V. (Netherlands)	638,840	26,383,296

		45,466,391

Electrical Equipment - 1.1%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	319,375	9,198,000

Industrial Conglomerates - 2.3%
Siemens AG (Germany)	65,540	10,388,057
Tyco International Ltd. (Bermuda)	221,280	8,773,752

		19,161,809

Machinery - 2.1%
Heidelberger Druckmaschinen AG (Germany)	275,940	9,302,345
Schindler Holding AG (Switzerland)	129,000	8,319,640

		17,621,985

Total Industrials		111,986,480

Information Technology - 14.0%
Communications Equipment - 2.0%
Alcatel-Lucent - ADR (France)	2,325,420	17,022,074

Electronic Equipment & Instruments - 3.2%
AU Optronics Corp. - ADR (Taiwan)	613,600	11,781,120
LG. Philips LCD Co. Ltd. - ADR* (South Korea)	571,500	14,847,570

		26,628,690

Software - 8.8%
Aladdin Knowledge Systems Ltd.* (Israel)	172,210	4,499,847
Amdocs Ltd.* (Guernsey)	813,620	28,045,481
Misys plc (United Kingdom)	1,800,000	6,619,096

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2007

	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software (continued)
SAP AG - ADR (Germany)	340,080	$17,361,084
Square Enix Co. Ltd. (Japan)	251,000	7,685,049
UbiSoft Entertainment S.A.* (France)	95,470	9,695,779

		73,906,336

Total Information Technology		117,557,100

Materials - 4.5%
Chemicals - 2.2%
NITTO DENKO Corp. (Japan)	357,000	18,920,680

Paper & Forest Products - 2.3%
Norbord, Inc. (Canada)	2,347,620	18,938,943

Total Materials		37,859,623

Telecommunication Services - 1.7%
Wireless Telecommunication Services - 1.7%
Hutchison Telecommunications International Ltd. (Hong Kong)	5,653,000	8,497,372
SK Telecom Co. Ltd. - ADR (South Korea)	199,830	5,962,927

Total Telecommunication Services		14,460,299

TOTAL COMMON STOCKS (Identified Cost $739,540,140)		781,856,157

SHORT-TERM INVESTMENTS - 5.5%
Dreyfus Treasury Cash Management - Institutional Shares	16,495,177	16,495,177
Fannie Mae Discount Note, 1/7/2008	$30,000,000	29,975,176

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $46,473,885)		46,470,353

TOTAL INVESTMENTS - 98.4% (Identified Cost $786,014,025)		828,326,510

OTHER ASSETS, LESS LIABILITIES - 1.6%		13,537,112

NET ASSETS - 100%		$841,863,622

*Non-income producing security

ADR - American Depository Receipt

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: Switzerland - 15.7%; France - 15.2%; United Kingdom - 14.9%; Germany - 11.0%.

8	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2007

ASSETS:

Investments, at value (identified cost $786,014,025) (Note 2)	$828,326,510
Foreign currency, at value (cost $3)	3
Receivable for securities sold	10,912,830
Receivable for fund shares sold	4,087,162
Dividends receivable	544,286
Foreign tax reclaims receivable	184,293

TOTAL ASSETS	844,055,084

LIABILITIES:

Accrued management fees (Note 3)	710,505
Accrued fund accounting and transfer agent fees (Note 3)	58,479
Accrued Chief Compliance Officer service fees (Note 3)	714
Payable for fund shares repurchased	1,274,062
Accrued proxy fees	48,883
Other payables and accrued expenses	98,819

TOTAL LIABILITIES	2,191,462

TOTAL NET ASSETS	$841,863,622

NET ASSETS CONSIST OF:

Capital stock	$836,317
Additional paid-in-capital	773,094,259
Undistributed net investment income	277,607
Accumulated net realized gain on investments, foreign currency and other assets and liabilities	25,335,074
Net unrealized appreciation on investments, foreign currency and other assets and liabilities	42,320,365

TOTAL NET ASSETS	$841,863,622

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($841,863,622/83,631,657 shares)	$10.07

The accompanying notes are an integral part of the financial statements.	9

Statement of Operations

For the Year Ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $588,888)	$8,998,461
Interest	1,631,019

Total Investment Income	10,629,480

EXPENSES:

Management fees (Note 3)	5,612,192
Fund accounting and transfer agent fees (Note 3)	416,554
Directors’ fees (Note 3)	7,809
Chief Compliance Officer service fees (Note 3)	6,100
Custodian fees	102,701
Miscellaneous	266,205

Total Expenses	6,411,561

NET INVESTMENT INCOME	4,217,919

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on -
Investments	86,446,243
Foreign currency and other assets and liabilities	60,509

86,506,752

Net change in unrealized appreciation on -
Investments	(19,115,135)
Foreign currency and other assets and liabilities	(274)

(19,115,409)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	67,391,343

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$71,609,262

10	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,217,919	$3,357,023
Net realized gain on investments and foreign currency	86,506,752	41,288,613
Net change in unrealized appreciation on investments and foreign currency	(19,115,409)	29,930,018

Net increase from operations	71,609,262	74,575,654

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(4,199,452)	(3,785,787)
From net realized gain on investments	(65,915,500)	(43,381,288)

Total distributions to shareholders	(70,114,952)	(47,167,075)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	523,247,936	83,077,241

Net increase in net assets	524,742,246	110,485,820

NET ASSETS:

Beginning of year	317,121,376	206,635,556

End of year (including undistributed net investment income of $277,607 and $198,631, respectively)	$841,863,622	$317,121,376

The accompanying notes are an integral part of the financial statements.	11

Financial Highlights

	For the Years Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.58	$8.46	$8.33	$6.84	$5.28

Income from investment operations:
Net investment income	0.05	0.12	0.07	0.05	0.06
Net realized and unrealized gain on investments	1.36	2.71	0.87	1.68	1.56

Total from investment operations	1.41	2.83	0.94	1.73	1.62

Less distributions to shareholders:
From net investment income	(0.05)	(0.14)	(0.07)	(0.06)	(0.06)
From net realized gain on investments	(0.87)	(1.57)	(0.74)	(0.18)	—[2]

Total distributions to shareholders	(0.92)	(1.71)	(0.81)	(0.24)	(0.06)

Net asset value - End of year	$10.07	$9.58	$8.46	$8.33	$6.84

Total return[1]	15.13%	33.88%	11.33%	25.42%	30.80%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.14%	1.16%	1.21%	1.26%	1.27%*
Net investment income	0.75%	1.35%	0.95%	0.75%	1.25%
Portfolio turnover	49%	64%	46%	42%	31%
Net assets - End of year (000’s omitted)	$841,864	$317,121	$206,636	$160,895	$119,845

*The investment advisor did not impose all of its management fee and is not eligible to recoup any expenses that have been waived or reimbursed in prior years. If these expenses had been incurred by the Series, the expense ratio (to average net assets) for the year ended 12/31/03 would have been increased by 0.01%.

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year ended 12/31/03.

2Less than $0.01 per share.

12	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

World Opportunities Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located around the world.

The Series is authorized to issue five classes of shares (Class A, B, Z, D and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2007, 3.33 billion shares have been designated in total among 27 series, of which 150 million have been designated as World Opportunities Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds, which are valued at the closing price on the exchange.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2004 through December 31, 2007.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, the Fund pays the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) (formerly BISYS Fund Services Ohio, Inc.) under which Citi serves as sub-accountant and sub-transfer agent.

15

Notes to Financial Statements

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2007, purchases and sales of securities, other than United States Government securities and short-term securities, were $684,947,157 and $253,765,020, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares of World Opportunities Series were:

	For the Year Ended 12/31/07		For the Year Ended 12/31/06
	Shares	Amount	Shares	Amount

Sold	55,314,981	$576,440,251	11,822,192	$114,767,511
Reinvested	6,492,581	63,491,004	4,599,718	44,020,070
Repurchased	(11,273,014)	(116,683,319)	(7,744,452)	(75,710,340)

Total	50,534,548	$523,247,936	8,677,458	$83,077,241

Approximately 26% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2007.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

16

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Ordinary income	$30,433,799	$11,373,017
Long-term capital gains	39,681,153	35,794,058

At December 31, 2007, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows,

Cost for federal income tax purposes	$786,040,921

Unrealized appreciation	$80,222,390
Unrealized depreciation	(37,936,801)

Net unrealized appreciation	$42,285,589
Undistributed ordinary income	4,901,100
Undistributed long-term capital gains	20,738,477

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of World Opportunities Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the World Opportunities Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

February 20, 2008

18

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $6,568,987 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $39,681,153 as capital gains for its taxable year ended December 31, 2007.

19

Renewal of Investment Advisory Agreements (unaudited)

During the period covered by this shareholder report, the Board of Directors (the “Board”) of Manning & Napier Fund, Inc. (the “Fund”) considered approval of two separate investment advisory agreements with Manning & Napier Advisors, Inc. (the “Advisor”):

•

At a meeting held on August 30, 2007, the Board approved a new investment advisory agreement between the Fund and the Advisor (the “New Investment Advisory Agreement”) and recommended that the New Investment Advisory Agreement be submitted to shareholders for approval. Shareholders approved the New Investment Advisory Agreement at a meeting held on December 17, 2007.

•

At a meeting held on November 12, 2007, the Board approved the continuation of the then-current investment advisory agreement between the Fund and the Advisor (the “Current Investment Advisory Agreement”), which was to be superseded by the New Investment Advisory Agreement upon its approval by the Fund’s shareholders. The continuation of the Current Investment Advisory Agreement was necessary as a result of the delay in obtaining the number of votes necessary to convene the shareholder meeting and approve the New Investment Advisory Agreement with respect to all investment portfolios of the Fund (the “Series”).

Consideration of New Investment Advisory Agreement:

In response to recent regulatory and compliance initiatives promulgated by the SEC over the past year, the Fund engaged in a comprehensive review of all material aspects of the Fund’s operations, including the Fund’s Current Investment Advisory Agreement. As a result of its review, the Board determined that the Current Investment Advisory Agreement should be amended for the purpose of modernizing the form of the agreement and to include additional provisions in the agreement that are customarily included in investment advisory agreements between registered investment companies and their investment advisors, but which are not included in the Current Investment Advisory Agreement. Accordingly, at the Board meeting on November 16, 2006, representatives of the Advisor presented to the Board proposed changes to the Current Investment Advisory Agreement in order to address the Board’s request to update and modernize the Current Investment Advisory Agreement. As a result of the discussions between the Board and representatives of the Advisor at the November 2006 Board meeting, the Board determined to formally consider the approval of a new investment advisory agreement between the Fund and the Advisor, which would incorporate the changes proposed at the November 2006 Board meeting, at its in-person Board meeting in August 2007.

At an in-person meeting held on August 30, 2007, the Board considered the approval of the New Investment Advisory Agreement between the Fund and the Advisor. Based on the information it received at the meeting and the November 16, 2006 Board meeting, the Board approved the New Investment Advisory Agreement subject to its further approval by the Fund’s shareholders. Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. At the meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Investment Advisory Agreement (the “2006 Annual Review”), which occurred at the November 16, 2006 in-person Board meeting, as part of its considerations to approve the New Investment Advisory Agreement. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2006 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement for an additional one-year period.

20

Renewal of Investment Advisory Agreements (unaudited)

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2006. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•	The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the

21

Renewal of Investment Advisory Agreements (unaudited)

advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940 (the “1940 Act”), concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

As stated above, at the August 30, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions set forth above when determining whether to approve the New Investment Advisory Agreement. The Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement is identical to the Current Investment Advisory Agreement except for certain provisions of the Agreement which have been updated and modernized in response to the Board’s specific request. Further, the Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement does not change either the investment advisory fees payable by the Fund to the Advisor or the day-to-day investment management services the Advisor provides to the Fund.

In addition to the conclusions formed with respect to the 2006 Annual Review, the Directors considered specific information at the August 30, 2007 Board meeting concerning the additional provisions included in the New Investment Advisory Agreement. The Directors considered the fact that these additional provisions are designed to (i) address and memorialize certain standard practices and regulatory requirements of mutual funds and their investment advisors; (ii) further

22

Renewal of Investment Advisory Agreements (unaudited)

delineate the duties and obligations of the Fund and the Advisor; (iii) modernize the agreement to reflect current industry practice and applicable law; and (iv) generally improve the overall quality of the agreement. The Board further considered the fact that the New Investment Advisory Agreement does not alter the actual day-to-day investment management services provided by the Advisor to each Series of the Fund, and the investment advisory fee rate paid to the Advisor under the New Investment Advisory Agreement for a Series is the same as the fee rate paid by the Series under the Current Investment Advisory Agreement.

Based on its evaluation of the information and the conclusions with respect thereto at its meetings on November 16, 2006 and August 30, 2007, the Board unanimously concluded that: (a) the terms of the New Investment Advisory Agreement were fair and reasonable; (b) the approval of the New Investment Advisory Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Investment Advisory Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

Consideration of Current Investment Advisory Agreement

At a meeting held on November 12, 2007, the Board considered the continuation of the Current Investment Advisory Agreement and simultaneously conducted its annual review of the services provided to the Fund by the Adviser (the “2007 Annual Review”). Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2007 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for

23

Renewal of Investment Advisory Agreements (unaudited)

each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2007. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 4 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series and Global Fixed Income Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

24

Renewal of Investment Advisory Agreements (unaudited)

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the 1940 Act, concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

25

Proxy Voting Results (unaudited)

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

	Number of Shares voted for	Number of Shares withheld
B. Reuben Auspitz	215,932,354.541	15,898,685.154
Stephen B. Ashley	215,960,751.214	15,870,288.481
Peter L. Faber	217,504,725.208	14,326,314.487
Harris H. Rusitzky	215,924,013.609	15,907,026.086

An adjourned special meeting of the shareholders of Manning & Napier Fund, Inc. was held on December 17, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

Number of shares voted
For	29,282,594.725
Against	166,457.000
Abstain (includes broker non-votes)	12,341,388.457

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

Number of shares voted
For	28,984,790.005
Against	388,650.720
Abstain (includes broker non-votes)	12,416,999.457

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

Number of shares voted
For	29,023,283.315
Against	349,793.410
Abstain (includes broker non-votes)	12,417,363.457

26

Proxy Voting Results (unaudited)

Proposal 3.A.iii. To approve changes to the fundamental policy regarding loans.

Number of shares voted
For	29,029,398.315
Against	348,222.410
Abstain (includes broker non-votes)	12,412,819.457

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

Number of shares voted
For	28,599,898.901
Against	772,819.824
Abstain (includes broker non-votes)	12,417,721.457

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

Number of shares voted
For	28,620,150.211
Against	749,179.514
Abstain (includes broker non-votes)	12,421,110.457

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

Number of shares voted
For	29,042,879.315
Against	327,730.410
Abstain (includes broker non-votes)	12,419,830.457

Proposal 3.A.vii. To approve changes to the fundamental policy regarding diversification.

Number of shares voted
For	29,022,348.315
Against	352,486.410
Abstain (includes broker non-votes)	12,415,605.457

Proposal 3.B.i. To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.

Number of shares voted
For	28,626,334.371
Against	727,391.832
Abstain (includes broker non-votes)	12,436,713.979

27

Proxy Voting Results (unaudited)

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

Number of shares voted
For	28,184,732.001
Against	1,152,822.724
Abstain (includes broker non-votes)	12,452,885.457

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

Number of shares voted
For	28,607,592.371
Against	768,422.354
Abstain (includes broker non-votes)	12,414,425.457

Proposal 3.B.iv. To approve changes to the policy/restriction regarding warrants.

Number of shares voted
For	28,191,811.479
Against	1,166,952.246
Abstain (includes broker non-votes)	12,431,676.457

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

Number of shares voted
For	28,188,359.789
Against	1,176,870.936
Abstain (includes broker non-votes)	12,425,209.457

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

Number of shares voted
For	28,229,203.479
Against	1,176,515.246
Abstain (includes broker non-votes)	12,384,721.457

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

Number of shares voted
For	28,271,797.789
Against	1,082,031.414
Abstain (includes broker non-votes)	12,436,610.979

28

Proxy Voting Results (unaudited)

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

Number of shares voted
For	28,599,128.423
Against	769,177.302
Abstain (includes broker non-votes)	12,422,134.457

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

Number of shares voted
For	28,596,621.423
Against	767,995.302
Abstain (includes broker non-votes)	12,425,823.457

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

Number of shares voted
For	28,988,188.844
Against	380,275.881
Abstain (includes broker non-votes)	12,421,975.457

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

Number of shares voted
For	28,614,191.894
Against	754,705.831
Abstain (includes broker non-votes)	12,421,542.457

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

Number of shares voted
For	28,551,277.901
Against	817,504.824
Abstain (includes broker non-votes)	12,421,657.457

Proposal 3.C.vii. To approve changes to the policy/restriction regarding investing in any company with less than three years continuous operation.

Number of shares voted
For	28,969,517.322
Against	441,622.403
Abstain (includes broker non-votes)	12,379,300.457

29

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	60
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	The Ashley Group
Fannie Mae
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

30

Directors’ and Officers’ Information (unaudited)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Capital International MPM Bio-equities GMP Companies HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

Co-Director of Research since 2002 & Executive Group Member**,

Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

31

(THIS PAGE INTENTIONALLY LEFT BLANK)

32

(THIS PAGE INTENTIONALLY LEFT BLANK)

33

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

34

Manning & Napier Fund, Inc.

TECHNOLOGY SERIES	|	Annual Report - December 31, 2007

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The Technology Series once again outperformed its primary benchmark, the Standard & Poor’s (“S&P”) 500 Information Technology Index, in 2007. For the year, the Series posted a return of 22.55% as compared to the 16.31% return experienced by the S&P 500 Information Technology Index. The result marked the seventh consecutive year that the Technology Series has outperformed its benchmark.

For most of 2007, the Information Technology (“IT”) sector appeared to be viewed by the investment community as being insulated from the broader economic concerns related to housing and the credit markets. In addition, we generally witnessed solid technology demand trends supported by healthy corporate balance sheets, favorable international economic conditions, a weak U.S. dollar, and several industry-specific product cycles/secular trends. Towards the end of the year, we sold or trimmed some of the Series’ holdings in response to technology valuations becoming extended in many instances. As 2007 drew to a close, however, volatility increased as investors questioned technology’s safe-haven status. More specifically, investors began to question the resiliency of corporate IT budgets, particularly within the Financial Services sector, given the depths of the housing crisis and the continued logjam in the credit markets.

We believe that 2007 favored bottom-up stock picking, with valuations and conditions offering us the opportunity to profit from our long-term views on several important themes in the technology industry such as increasing demand for storage and security solutions, communications convergence, and the proliferation of web-based and componentized software.

Within the Information Technology sector, we primarily concentrate on 1) industries enjoying secular (that is, non-cyclical) tailwinds and 2) high quality companies that fit our investment strategies, operate with sound business models, and are building sustainable competitive advantages. During the year, the Series had relatively large positions in the software and communications equipment sectors while it had limited exposure to the semiconductor/semiconductor capital equipment, telecommunications service, and electronic equipment sectors.

The software industry was the largest weighting during the year for the Series, despite the pare-down of some investments as they appreciated. We believe the industry is experiencing a wave of disruptive innovation that is yielding unique investment opportunities. Specifically, the software business is moving away from a one-size-fits-all rigid product approach to one that offers more flexible computing either through incremental product components or by accessing entire software applications over the Internet. In addition, software innovation is leading to enhanced productivity and intelligence within the enterprise, new applications and capabilities, and lower costs and greater efficiency. Within software, our investments focused on a variety of areas, including on-demand, enterprise applications, telecom billing, infrastructure software, speech recognition, security, and digital media software.

Communications equipment was the second-largest industry sector in the Series for 2007; our weighting was reduced slightly over the course of the year on account of the sale of investments that had appreciated. However, we believe we are at the early stages of a secular migration from networks based on legacy protocols to networks based on internet protocol, or IP. Richer forms of content soaking up bandwidth, combined with compelling new technologies like voice and video over IP, wireless local area networks, mobile computing/data access, wireless email, and intelligent switches, are serving as catalysts to spend for both carriers and enterprises.

The performance of the Series was also aided by selective exposure to the enterprise hardware, internet software, and electronic equipment sectors where our differing perspectives with respect to the growth of storage, online advertising, global positioning systems (GPS), and liquid crystal display (LCD) panels, respectively, helped the Series realize strong appreciation. Our investments in these areas were in proven market leaders who are demonstrably taking share and strengthening their competitive positioning.

1

Management Discussion and Analysis (unaudited)

The Series had a relatively small position in the Telecommunication Services segment on account of our assessment of unfavorable industry conditions such as technology substitution, increased competition, and high levels of market penetration in the developed markets, along with historically high valuations in emerging markets despite lower subscriber penetration levels. Despite these factors, the industry registered strong performance for 2007, as investors focused on the relatively high cash yields offered by many of the developed market stocks in this industry compared to other potential investment opportunities. In addition, this sector was also aided by strong emerging market performance overall as valuations rose in these regions. A lack of exposure to this segment hurt the performance of the Series on a relative basis - however, the Series benefited when this industry’s performance deteriorated towards the end of the year.

The Series also had limited exposure to the semiconductor and semiconductor capital equipment segments. Despite healthy demand conditions and generally favorable inventory levels in the broader technology industry, the semiconductor sector underperformed the broader IT benchmark given over-capacity in the key memory segments of the industry as well as difficult pricing dynamics in several other sub-segments. Furthermore, performance in the semiconductor capital equipment sector also remained subdued given investors recognition of the pending capital expenditure cutbacks at memory semiconductor manufacturers and some foundries. Given the underperformance of these industries, performance was helped by the decision to underweight these sectors.

Finally, we continued to complement our investments in the areas mentioned above with select investments in other traditional technology-based industries, as well as with companies operating in non-traditional technology sectors that are beneficiaries of technology innovation and are using it to further enhance their competitive positions in their respective industries. For example, investments that met our investment criteria in 2007 included companies that operated in industries such as leisure, industrials, chemicals, and commercial services.

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2007 (unaudited)

	Average Annual Total Returns As of December 31, 2007
	One Year	Five Year	Since Inception[1]
Manning & Napier Fund, Inc. - Technology Series[2]	22.55%	27.88%	3.35%
Standard & Poor’s (S&P) 500 Total Return Index[3]	5.51%	12.84%	1.57%
Standard & Poor’s (S&P) 500 Information Technology Index[3]	16.31%	13.97%	-8.35%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Technology Series from its current activation1 (8/8/00) to present (12/31/07) to the S&P 500 Total Return Index and the S&P 500 Information Technology Index.

1Performance numbers for the Series and Indices are calculated from August 8, 2000, the Series’ current activation date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2007, this net expense ratio was 1.13%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.13% for the year ended December 31, 2007.

3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Information Technology Index, a sub-index of the S&P 500 Total Return Index, includes the stocks of companies involved in the business of technology related products and services. Both Indices’ returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07-12/31/07
Actual	$1,000.00	$1,064.90	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	$5.75

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.13%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one year data.

4

Portfolio Composition as of December 31, 2007 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Top Ten Stock Holdings2

Salesforce.com, Inc.	4.8%
Aladdin Knowledge Systems Ltd. (Israel)	4.8%
Hutchison Telecommunications International Ltd. - ADR (Hong Kong)	4.1%
LG. Philips LCD Co. Ltd. - ADR (South Korea)	3.8%
TIBCO Software, Inc.	3.8%

Alcatel-Lucent - ADR (France)	3.6%
Utimaco Safeware AG (Germany)	3.6%
SAP AG - ADR (Germany)	3.6%
Cisco Systems, Inc.	3.5%
LoJack Corp.	3.2%

2As a percentage of total investments.

5

Investment Portfolio - December 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS - 98.4%

Consumer Discretionary - 2.8%
Hotels, Restaurants & Leisure - 2.8%
International Game Technology	147,000	$6,457,710

Industrials - 5.4%
Commercial Services & Supplies - 2.9%
Pitney Bowes, Inc.	176,000	6,695,040

Industrial Conglomerates - 2.5%
3M Co.	67,500	5,691,600

Total Industrials		12,386,640

Information Technology - 80.7%
Communications Equipment - 17.7%
Alcatel-Lucent - ADR (France) (Note 7)	1,143,000	8,366,760
BigBand Networks, Inc.*	1,180,000	6,065,200
Blue Coat Systems, Inc.*	154,000	5,061,980
Cisco Systems, Inc.*	300,000	8,121,000
Harris Stratex Networks, Inc. - Class A*	388,000	6,479,600
Juniper Networks, Inc.*	188,000	6,241,600

		40,336,140

Computers & Peripherals - 2.6%
Rackable Systems, Inc.*	597,000	5,970,000

Electronic Equipment & Instruments - 12.7%
AU Optronics Corp. - ADR (Taiwan) (Note 7)	349,000	6,700,800
LG. Philips LCD Co. Ltd. - ADR* (South Korea) (Note 7)	340,000	8,833,200
LoJack Corp.*	432,000	7,261,920
Planar Systems, Inc.*	962,000	6,156,800

		28,952,720

Internet Software & Services - 5.7%
Google, Inc. - Class A*	10,200	7,053,096
iPass, Inc.*	1,476,000	5,992,560

		13,045,656

IT Services - 2.9%
RightNow Technologies, Inc.*	411,000	6,514,350

Semiconductors & Semiconductor Equipment - 5.7%
Netlogic Microsystems, Inc.*	207,000	6,665,400
Trident Microsystems, Inc.*	947,000	6,212,320

		12,877,720

The accompanying notes are an integral part of the financial statements.	6

Investment Portfolio - December 31, 2007

	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software - 33.4%
Aladdin Knowledge Systems Ltd.* (Israel) (Note 7)	420,000	$10,974,600
Amdocs Ltd.* (Guernsey) (Note 7)	208,000	7,169,760
Borland Software Corp.*	2,360,000	7,103,600
Microsoft Corp.	201,000	7,155,600
Salesforce.com, Inc.*	177,000	11,096,130
SAP AG - ADR (Germany) (Note 7)	162,000	8,270,100
Sonic Solutions*	692,000	7,189,880
TIBCO Software, Inc.*	1,087,000	8,772,090
Utimaco Safeware AG (Germany) (Note 7)	589,000	8,309,236

		76,040,996

Total Information Technology		183,737,582

Materials - 2.8%
Chemicals - 2.8%
NITTO DENKO Corp. (Japan) (Note 7)	120,000	6,359,893

Telecommunication Services - 6.7%
Diversified Telecommunication Services - 2.6%
Telus Corp. (Canada) (Note 7)	122,000	5,887,720

Wireless Telecommunication Services - 4.1%
Hutchison Telecommunications International Ltd. - ADR (Hong Kong) (Note 7)	411,000	9,309,150

Total Telecommunication Services		15,196,870

TOTAL COMMON STOCKS (Identified Cost $207,050,596)		224,138,695

SHORT-TERM INVESTMENTS - 2.5%
Dreyfus Treasury Cash Management - Institutional Shares	2,682,490	2,682,490
Federal Home Loan Bank Discount Note, 1/7/2008	$3,000,000	2,997,544

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $5,680,365)		5,680,034

TOTAL INVESTMENTS - 100.9% (Identified Cost $212,730,961)		229,818,729

LIABILITIES, LESS OTHER ASSETS - (0.9%)		(2,140,083)

NET ASSETS - 100%		$227,678,646

*Non-income producing security

ADR - American Depository Receipt

7	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2007

ASSETS:

Investments, at value (identified cost $212,730,961) (Note 2)	$229,818,729
Receivable for fund shares sold	619,128
Dividends receivable	88,262
Foreign tax reclaims receivable	8,832

TOTAL ASSETS	230,534,951

LIABILITIES:

Accrued management fees (Note 3)	190,618
Accrued fund accounting and transfer agent fees (Note 3)	12,818
Accrued Chief Compliance Officer service fees (Note 3)	714
Payable for securities purchased	2,478,100
Payable for fund shares repurchased	124,429
Audit fees payable	30,453
Other payables and accrued expenses	19,173

TOTAL LIABILITIES	2,856,305

TOTAL NET ASSETS	$227,678,646

NET ASSETS CONSIST OF:

Capital stock	$201,711
Additional paid-in-capital	207,554,633
Accumulated net investment loss	(708)
Accumulated net realized gain on investments, foreign currency and other assets and liabilities	2,835,353
Net unrealized appreciation on investments and other assets and liabilities	17,087,657

TOTAL NET ASSETS	$227,678,646

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($227,678,646/20,171,078 shares)	$11.29

The accompanying notes are an integral part of the financial statements.	8

Statement of Operations

For the Year Ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $34,400)	$719,461
Interest	482,680

Total Investment Income	1,202,141

EXPENSES:

Management fees (Note 3)	2,010,127
Fund accounting and transfer agent fees (Note 3)	131,858
Directors’ fees (Note 3)	7,789
Chief Compliance Officer service fees (Note 3)	6,100
Custodian fees	19,300
Miscellaneous	92,637

Total Expenses	2,267,811

NET INVESTMENT LOSS	(1,065,670)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments	39,492,167
Foreign currency and other assets and liabilities	(15,446)

39,476,721

Net change in unrealized appreciation on -
Investments	1,288,986
Foreign currency and other assets and liabilities	(111)

1,288,875

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	40,765,596

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,699,926

9	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss	$(1,065,670)	$(197,990)
Net realized gain on investments and foreign currency	39,476,721	16,097,774
Net change in unrealized appreciation on investments	1,288,875	14,064,805

Net increase from operations	39,699,926	29,964,589

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net realized gain on investments	(24,934,190)	—

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	45,660,620	26,632,096

Net increase in net assets	60,426,356	56,596,685

NET ASSETS:

Beginning of year	167,252,290	110,655,605

End of year (including undistributed net investment loss of $708 and $0, respectively)	$227,678,646	$167,252,290

The accompanying notes are an integral part of the financial statements.	10

Financial Highlights

	For the Years Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.41	$8.37	$8.19	$7.44	$3.73

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.01)	(0.03)	(0.04)[1]	(0.03)
Net realized and unrealized gain on investments	2.34	2.05	0.21	0.79	3.74

Total from investment operations	2.29	2.04	0.18	0.75	3.71

Less distributions to shareholders:
From net realized gain on investments	(1.41)	—	—	—	—

Net asset value - End of year	$11.29	$10.41	$8.37	$8.19	$7.44

Total return[2]	22.55%	24.37%	2.20%	10.08%	99.46%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.13%	1.16%	1.20%	1.20%	1.20%
Net investment loss	(0.53%)	(0.14%)	(0.48%)	(0.52%)	(0.58%)
Portfolio turnover	79%	83%	116%	50%	83%
Net assets - End of year (000’s omitted)	$227,679	$167,252	$110,656	$63,321	$20,032

*The investment advisor did not impose all of its management fee in some years. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:

	N/A	N/A	0.03%	0.16%	0.81%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

11	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Technology Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in technology-based industries.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). On August 8, 2000, the Series resumed sales of shares to advisory clients and employees of the Advisor and its affiliates. The Series resumed offering shares directly to investors on May 18, 2004, as it had done previously from time to time.

The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2007, 3.33 billion shares have been designated in total among 27 series, of which 100 million have been designated as Technology Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds, which are valued at the closing price on the exchange.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

12

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2004 through December 31, 2007.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2009, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. For the year ended December 31, 2007, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, the Fund pays the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each

14

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) (formerly BISYS Fund Services Ohio, Inc.) under which Citi serves as sub-accountant and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2007, purchases and sales of securities, other than United States Government securities and short-term securities, were $182,942,454 and $147,978,272, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Technology Series were:

	For the Year Ended 12/31/07		For the Year Ended 12/31/06
	Shares	Amount	Shares	Amount

Sold	2,875,916	$33,396,379	3,714,032	$34,727,879
Reinvested	2,279,674	24,643,270	—	—
Repurchased	(1,048,508)	(12,379,029)	(863,035)	(8,095,783)

Total	4,107,082	$45,660,620	2,850,997	$26,632,096

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2007.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	TECHNOLOGY SECURITIES

The Series may focus its investments in certain related technology industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are

15

Notes to Financial Statements

9.	FEDERAL INCOME TAX INFORMATION (continued)

primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses, foreign currency gains and losses, Post-October losses and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid for the year ended December 31, 2007 were as follows:

Ordinary income	$6,784,096
Long-term capital gains	18,150,094

For the year ended December 31, 2007, the Series elected to defer $708 of capital losses attributable to Post-October losses.

At December 31, 2007, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$212,730,961

Unrealized appreciation	$30,174,020
Unrealized depreciation	(13,086,252)

Net unrealized appreciation	$17,087,768
Undistributed ordinary income	2,835,353

10.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

16

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Technology Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Technology Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

February 20, 2008

17

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $285,621 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $18,150,094 as capital gains for its taxable year ended December 31, 2007.

18

Renewal of Investment Advisory Agreements (unaudited)

During the period covered by this shareholder report, the Board of Directors (the “Board”) of Manning & Napier Fund, Inc. (the “Fund”) considered approval of two separate investment advisory agreements with Manning & Napier Advisors, Inc. (the “Advisor”):

•

At a meeting held on August 30, 2007, the Board approved a new investment advisory agreement between the Fund and the Advisor (the “New Investment Advisory Agreement”) and recommended that the New Investment Advisory Agreement be submitted to shareholders for approval. Shareholders approved the New Investment Advisory Agreement at a meeting held on December 17, 2007.

•

At a meeting held on November 12, 2007, the Board approved the continuation of the then-current investment advisory agreement between the Fund and the Advisor (the “Current Investment Advisory Agreement”), which was to be superseded by the New Investment Advisory Agreement upon its approval by the Fund’s shareholders. The continuation of the Current Investment Advisory Agreement was necessary as a result of the delay in obtaining the number of votes necessary to convene the shareholder meeting and approve the New Investment Advisory Agreement with respect to all investment portfolios of the Fund (the “Series”).

Consideration of New Investment Advisory Agreement:

In response to recent regulatory and compliance initiatives promulgated by the SEC over the past year, the Fund engaged in a comprehensive review of all material aspects of the Fund’s operations, including the Fund’s Current Investment Advisory Agreement. As a result of its review, the Board determined that the Current Investment Advisory Agreement should be amended for the purpose of modernizing the form of the agreement and to include additional provisions in the agreement that are customarily included in investment advisory agreements between registered investment companies and their investment advisors, but which are not included in the Current Investment Advisory Agreement. Accordingly, at the Board meeting on November 16, 2006, representatives of the Advisor presented to the Board proposed changes to the Current Investment Advisory Agreement in order to address the Board’s request to update and modernize the Current Investment Advisory Agreement. As a result of the discussions between the Board and representatives of the Advisor at the November 2006 Board meeting, the Board determined to formally consider the approval of a new investment advisory agreement between the Fund and the Advisor, which would incorporate the changes proposed at the November 2006 Board meeting, at its in-person Board meeting in August 2007.

At an in-person meeting held on August 30, 2007, the Board considered the approval of the New Investment Advisory Agreement between the Fund and the Advisor. Based on the information it received at the meeting and the November 16, 2006 Board meeting, the Board approved the New Investment Advisory Agreement subject to its further approval by the Fund’s shareholders. Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. At the meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Investment Advisory Agreement (the “2006 Annual Review”), which occurred at the November 16, 2006 in-person Board meeting, as part of its considerations to approve the New Investment Advisory Agreement. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2006 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement for an additional one-year period.

19

Renewal of Investment Advisory Agreements (unaudited)

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2006. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•	The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the

20

Renewal of Investment Advisory Agreements (unaudited)

advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940 (the “1940 Act”), concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

As stated above, at the August 30, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions set forth above when determining whether to approve the New Investment Advisory Agreement. The Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement is identical to the Current Investment Advisory Agreement except for certain provisions of the Agreement which have been updated and modernized in response to the Board’s specific request. Further, the Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement does not change either the investment advisory fees payable by the Fund to the Advisor or the day-to-day investment management services the Advisor provides to the Fund.

In addition to the conclusions formed with respect to the 2006 Annual Review, the Directors considered specific information at the August 30, 2007 Board meeting concerning the additional provisions included in the New Investment Advisory Agreement. The Directors considered the fact that these additional provisions are designed to (i) address and memorialize certain standard practices and regulatory requirements of mutual funds and their investment advisors; (ii) further

21

Renewal of Investment Advisory Agreements (unaudited)

delineate the duties and obligations of the Fund and the Advisor; (iii) modernize the agreement to reflect current industry practice and applicable law; and (iv) generally improve the overall quality of the agreement. The Board further considered the fact that the New Investment Advisory Agreement does not alter the actual day-to-day investment management services provided by the Advisor to each Series of the Fund, and the investment advisory fee rate paid to the Advisor under the New Investment Advisory Agreement for a Series is the same as the fee rate paid by the Series under the Current Investment Advisory Agreement.

Based on its evaluation of the information and the conclusions with respect thereto at its meetings on November 16, 2006 and August 30, 2007, the Board unanimously concluded that: (a) the terms of the New Investment Advisory Agreement were fair and reasonable; (b) the approval of the New Investment Advisory Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Investment Advisory Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

Consideration of Current Investment Advisory Agreement

At a meeting held on November 12, 2007, the Board considered the continuation of the Current Investment Advisory Agreement and simultaneously conducted its annual review of the services provided to the Fund by the Adviser (the “2007 Annual Review”). Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2007 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for

22

Renewal of Investment Advisory Agreements (unaudited)

each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2007. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 4 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series and Global Fixed Income Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

23

Renewal of Investment Advisory Agreements (unaudited)

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the 1940 Act, concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

24

Proxy Voting Results (unaudited)

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

	Number of Shares voted for	Number of Shares withheld
B. Reuben Auspitz	215,932,354.541	15,898,685.154
Stephen B. Ashley	215,960,751.214	15,870,288.481
Peter L. Faber	217,504,725.208	14,326,314.487
Harris H. Rusitzky	215,924,013.609	15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

Number of shares voted
For	12,897,232.730
Against	0
Abstain (includes broker non-votes)	42,468.305

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

Number of shares voted
For	12,897,232.730
Against	0
Abstain (includes broker non-votes)	42,468.305

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

Number of shares voted
For	12,897,232.730
Against	0
Abstain (includes broker non-votes)	42,468.305

25

Proxy Voting Results (unaudited)

Proposal 3.A.iii. To approve changes to the fundamental policy regarding loans.

Number of shares voted
For	12,897,232.730
Against	0
Abstain (includes broker non-votes)	42,468.305

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

Number of shares voted
For	12,897,232.730
Against	0
Abstain (includes broker non-votes)	42,468.305

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

Number of shares voted
For	12,897,232.730
Against	0
Abstain (includes broker non-votes)	42,468.305

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

Number of shares voted
For	12,897,232.730
Against	0
Abstain (includes broker non-votes)	42,468.305

Proposal 3.B.i. To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.

Number of shares voted
For	12,430,342.730
Against	466,890.000
Abstain (includes broker non-votes)	42,468.305

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

Number of shares voted
For	12,399,926.730
Against	497,306.000
Abstain (includes broker non-votes)	42,468.305

26

Proxy Voting Results (unaudited)

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

Number of shares voted
For	12,399,926.730
Against	497,306.000
Abstain (includes broker non-votes)	42,468.305

Proposal 3.B.iv. To approve changes to the policy/restriction regarding warrants.

Number of shares voted
For	12,399,926.730
Against	497,306.000
Abstain (includes broker non-votes)	42,468.305

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

Number of shares voted
For	12,399,926.730
Against	497,306.000
Abstain (includes broker non-votes)	42,468.305

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

Number of shares voted
For	12,399,926.730
Against	497,306.000
Abstain (includes broker non-votes)	42,468.305

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

Number of shares voted
For	12,399,926.730
Against	497,306.000
Abstain (includes broker non-votes)	42,468.305

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

Number of shares voted
For	12,866,816.730
Against	30,416.000
Abstain (includes broker non-votes)	42,468.305

27

Proxy Voting Results (unaudited)

Proposal 3.C.ii. To approve changes to the policy/restriction regarding the maximum percentage of securities the Series may purchase of any one issuer.

Number of shares voted
For	12,897,232.730
Against	0
Abstain (includes broker non-votes)	42,468.305

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

Number of shares voted
For	12,897,232.730
Against	0
Abstain (includes broker non-votes)	42,468.305

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

Number of shares voted
For	12,897,232.730
Against	0
Abstain (includes broker non-votes)	42,468.305

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

Number of shares voted
For	12,897,232.730
Against	0
Abstain (includes broker non-votes)	42,468.305

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

Number of shares voted
For	12,897,232.730
Against	0
Abstain (includes broker non-votes)	42,468.305

Proposal 3.C.vii. To approve changes to the policy/restriction regarding investing in any company with less than three years continuous operation.

Number of shares voted
For	12,897,232.730
Against	0
Abstain (includes broker non-votes)	42,468.305

28

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	60
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	The Ashley Group
Fannie Mae
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

29

Directors’ and Officers’ Information (unaudited)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Capital International MPM Bio-equities GMP Companies HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

30

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

31

Manning & Napier Fund, Inc.

SMALL CAP SERIES	|	Annual Report - December 31, 2007

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The Small Cap Series had a difficult year in 2007, underperforming the Standard & Poor’s (S&P) 500 Total Return Index as well as the Russell 2000® Index, which is the key benchmark measuring the performance of small company stocks. After generating positive returns and leading the Russell 2000® Index through the first three quarters of the year, the Small Cap Series substantially lagged the Index in the fourth quarter and ended the year down 9.32%. The Russell 2000® Index finished 2007 down 1.57% for the year. However, the Series continues to outperform both indices over the current market cycle, which began on April 1, 2000. The Series’ annualized return over the market cycle is 10.02%, compared to 1.43% for the S&P 500 Total Return Index and 5.96% for the Russell 2000® Index. Because a market cycle includes periods of both rising and falling markets, measuring performance over a full cycle provides more perspective than measurements over other time periods.

The Small Cap Series selects stocks for inclusion in the Series through company-by-company analysis. All stocks recommended must adhere to one of three core stock selection strategies and our pricing disciplines, and all recommendations are subject to a peer review by a team of senior analysts. One of these strategies - the Hurdle Rate Strategy - attempts to use industry cycles to buy strong survivors in industries that are experiencing a shakeout. This strategy focuses on industries experiencing periods of weakening demand and low returns with the understanding that these conditions will lead to supply curtailments which will serve to tighten capacity and lead to improved returns when demand recovers. It is not uncommon for this strategy to result in periods of underperformance as the Series begins to invest in these troubled industries before the industries hit bottom.

We began building positions in the airline industry using this strategy in 2004, and our investment proved successful in 2005 and again in 2006. In 2007, airline passenger demand remained strong and capacity utilization was at all time highs, providing the airlines with pricing power for the first time in many years. These conditions prompted us to continue to hold a fairly sizeable basket of airline stocks throughout 2007. Unfortunately, fuel prices increased dramatically during the year, limiting the airlines’ ability to realize the significant economic benefits we expected to arise from the environment of strong demand and tight capacity.

More recently, the Series has been utilizing the Hurdle Rate Strategy to establish and increase positions in areas of weakness such as housing, building materials and natural gas. These decisions hurt performance in the fourth quarter of 2007, though we maintain our positive view of these holdings. The Series also avoided exposure to momentum driven areas such as base metals & mining, which also detracted from performance.

Another area that adversely impacted performance in 2007 was our investment in two cable companies - Charter Communications, Inc. (“Charter”) and Mediacom Communications Corp. Both stocks have been weak amid concern about increasing competition, and Charter has been hit particularly hard given its high debt load. We believe the market is overestimating the potential negative effects from increased competition and underestimating the cable companies’ growth potential, particularly with regard to adoption of the triple-play bundle of voice, video, and internet services. In short, we think the problems that these cable companies began to experience in the second half of 2007 are more a result of cyclical influences rather than competitive pressures and we believe the valuations are particularly compelling at this time.

1

Management Discussion and Analysis (unaudited)

Many themes that added to outperformance throughout the first three quarters of 2007 remain in place, and we continue to have confidence in them. These include technology themes related to the network infrastructure build-out, the convergence of voice, video and data, and the integration of data storage and security. Other themes include the secular shift towards wellness and prevention and increased adoption of Information Technology in the Health Care area. We continue to have a relatively small position in Financials, and we feel comfortable going into 2008 with an opportunity to add selectively to this area as we find opportunities.

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2007 (unaudited)

	Average Annual Total Returns As of December 31, 2007
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Small Cap Series[2]	-9.32%	15.07%	7.80%	9.78%
Standard & Poor’s (S&P) 500 Total Return Index[3]	5.51%	12.84%	5.91%	10.52%
Russell 2000® Index[3]	-1.57%	16.25%	7.08%	10.58%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Small Cap Series for the ten years ended December 31, 2007 to the S&P 500 Total Return Index and the Russell 2000® Index.

1Performance numbers for the Series and Indices are calculated from April 30, 1992, the Series’ current activation date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2007, this net expense ratio was 1.14%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.14% for the year ended December 31, 2007.

3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. The Russell 2000® Index is an unmanaged index that consists of 2,000 U.S. small-capitalization stocks. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07-12/31/07
Actual	$1,000.00	$838.30	$5.33
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Portfolio Composition as of December 31, 2007 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Market Capitalization

Average	$983
Median	610
Weighted Average	931

Top Ten Stock Holdings2

ev3, Inc.	3.1%
Online Resources Corp.	2.9%
Charter Communications, Inc. - Class A	2.8%
Mediacom Communications Corp. - Class A	2.7%
Calgon Carbon Corp.	2.5%
Tronox, Inc. - Class A	2.3%
Par Pharmaceutical Companies, Inc.	2.2%
LoJack Corp.	2.2%
UbiSoft Entertainment S.A. (France)	2.1%
Borland Software Corp.	2.0%

2As a percentage of total investments.

5

Investment Portfolio - December 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS - 96.8%

Consumer Discretionary - 12.4%
Auto Components - 1.9%
Hankook Tire Co. Ltd. (South Korea) (Note 8)	99,000	$1,893,876
Tenneco, Inc.*	62,970	1,641,628

		3,535,504

Distributors - 0.6%
Building Materials Holding Corp.	210,720	1,165,282

Household Durables - 0.9%
KB Home	75,450	1,629,720

Leisure Equipment & Products - 0.6%
Sturm, Ruger & Co., Inc.*	127,210	1,053,299

Media - 6.2%
Acme Communications, Inc.	396,000	1,081,080
Charter Communications, Inc. - Class A*	4,523,830	5,292,881
Mediacom Communications Corp. - Class A*	1,115,190	5,118,722

		11,492,683

Specialty Retail - 2.2%
Build-A-Bear Workshop, Inc.*	147,000	2,050,650
Tractor Supply Co.*	56,690	2,037,439

		4,088,089

Total Consumer Discretionary		22,964,577

Consumer Staples - 1.0%
Beverages - 0.3%
National Beverage Corp.	74,400	598,176

Food Products - 0.7%
Lancaster Colony Corp.	12,200	484,340
Tootsie Roll Industries, Inc.	30,553	837,763

		1,322,103

Total Consumer Staples		1,920,279

Energy - 7.4%
Energy Equipment & Services - 2.9%
Calfrac Well Services Ltd. (Canada) (Note 8)	141,250	2,522,373
Trican Well Service Ltd. (Canada) (Note 8)	147,940	2,883,233

		5,405,606

Oil, Gas & Consumable Fuels - 4.5%
Edge Petroleum Corp.*	601,190	3,565,057
Evergreen Energy, Inc.*	390,120	869,968

The accompanying notes are an integral part of the financial statements.	6

Investment Portfolio - December 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Forest Oil Corp.*	55,000	$2,796,200
Mariner Energy, Inc.*	44,511	1,018,412

		8,249,637

Total Energy		13,655,243

Financials - 8.6%
Commercial Banks - 5.0%
The Bancorp, Inc.*	111,570	1,501,732
Boston Private Financial Holdings, Inc.	92,830	2,513,836
Citizens & Northern Corp.	24,661	431,571
National Bankshares, Inc.	26,000	444,600
Potomac Bancshares, Inc.	28,592	348,822
TCF Financial Corp.	96,280	1,726,300
Tower Bancorp, Inc.	8,825	362,708
Wilmington Trust Corp.	56,940	2,004,288

		9,333,857

Consumer Finance - 1.6%
Nelnet, Inc. - Class A	225,940	2,871,697

Insurance - 1.4%
LandAmerica Financial Group, Inc.	77,910	2,606,090

Real Estate Management & Development - 0.6%
Rodobens Negocios Imobiliarios S.A. (Brazil) (Note 8)	85,100	1,011,729

Total Financials		15,823,373

Health Care - 23.8%
Biotechnology - 1.8%
Medarex, Inc.*	77,550	808,071
Senomyx, Inc.*	327,405	2,452,263

		3,260,334

Health Care Equipment & Supplies - 9.8%
The Cooper Companies, Inc.	92,460	3,513,480
ev3, Inc.*	454,188	5,772,729
Inverness Medical Innovations, Inc.*	26,830	1,507,309
OraSure Technologies, Inc.*	418,430	3,719,843
SonoSite, Inc.*	66,280	2,231,648
Wright Medical Group, Inc.*	45,510	1,327,527

		18,072,536

Health Care Providers & Services - 2.1%
AMN Healthcare Services, Inc.*	100,000	1,717,000

7	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Providers & Services (continued)
Cross Country Healthcare, Inc.*	152,000	$2,164,480

		3,881,480

Health Care Technology - 3.4%
Allscripts Healthcare Solutions, Inc*	108,710	2,111,148
AMICAS, Inc.*	628,000	1,670,480
Eclipsys Corp.*	101,380	2,565,928

		6,347,556

Life Sciences Tools & Services - 3.4%
Affymetrix, Inc.*	87,480	2,024,287
Caliper Life Sciences, Inc.*	596,880	3,300,746
Exelixis, Inc.*	112,980	975,017

		6,300,050

Pharmaceuticals - 3.3%
Par Pharmaceutical Companies, Inc.*	172,840	4,148,160
Valeant Pharmaceuticals International*	169,890	2,033,583

		6,181,743

Total Health Care		44,043,699

Industrials - 8.9%
Airlines - 4.1%
AirTran Holdings, Inc.*	359,890	2,576,812
AMR Corp.*	31,000	434,930
Continental Airlines, Inc. - Class B*	75,960	1,690,110
JetBlue Airways Corp.*	475,490	2,805,391

		7,507,243

Commercial Services & Supplies - 1.1%
Covanta Holding Corp.*	71,200	1,969,392

Electrical Equipment - 0.7%
Hubbell, Inc. - Class B	25,870	1,334,892

Machinery - 3.0%
FreightCar America, Inc.	79,420	2,779,700
Mueller Water Products, Inc. - Class B	283,240	2,823,903

		5,603,603

Total Industrials		16,415,130

Information Technology - 26.3%
Communications Equipment - 2.3%
BigBand Networks, Inc.*	349,960	1,798,794

The accompanying notes are an integral part of the financial statements.	8

Investment Portfolio - December 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Communications Equipment (continued)
Blue Coat Systems, Inc.*	71,820	$2,360,723

		4,159,517

Computers & Peripherals - 0.9%
Rackable Systems, Inc.*	170,120	1,701,200

Electronic Equipment & Instruments - 4.1%
LoJack Corp.*	242,620	4,078,442
Mechanical Technology, Inc.*	519,740	389,805
Planar Systems, Inc.*	500,020	3,200,128

		7,668,375

Internet Software & Services - 4.4%
iPass, Inc.*	365,950	1,485,757
Online Resources Corp.*	452,440	5,393,085
WebMD Health Corp. - Class A*	30,520	1,253,456

		8,132,298

IT Services - 1.6%
Gevity HR, Inc.	154,740	1,189,951
RightNow Technologies, Inc.*	113,880	1,804,998

		2,994,949

Office Electronics - 0.7%
Boewe Systec AG (Germany) (Note 8)	31,570	1,280,264

Semiconductors & Semiconductor Equipment - 2.3%
Netlogic Microsystems, Inc.*	71,390	2,298,758
Trident Microsystems, Inc.*	301,670	1,978,955

		4,277,713

Software - 10.0%
Borland Software Corp.*	1,255,780	3,779,898
Sonic Solutions*	341,600	3,549,224
Take-Two Interactive Software, Inc.*	192,370	3,549,227
UbiSoft Entertainment S.A.* (France) (Note 8)	38,400	3,899,842
Utimaco Safeware AG (Germany) (Note 8)	261,920	3,695,000

		18,473,191

Total Information Technology		48,687,507

Materials - 8.4%
Chemicals - 5.9%
Calgon Carbon Corp.*	298,120	4,737,127
The Scotts Miracle-Gro Co. - Class A	50,120	1,875,490
Tronox, Inc. - Class A	485,390	4,319,971

		10,932,588

9	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)

Materials (continued)
Paper & Forest Products - 2.5%
Louisiana-Pacific Corp.	187,840	$2,569,651
Norbord, Inc. (Canada) (Note 8)	261,960	2,113,309

		4,682,960

Total Materials		15,615,548

TOTAL COMMON STOCKS (Identified Cost $203,641,927)		179,125,356

SHORT-TERM INVESTMENTS - 4.5%
Dreyfus Treasury Cash Management - Institutional Shares	4,245,146	4,245,146
Fannie Mae Discount Note, 1/7/2008	$4,000,000	3,996,726

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $8,242,293)		8,241,872

TOTAL INVESTMENTS - 101.3% (Identified Cost $211,884,220)		187,367,228

LIABILITIES, LESS OTHER ASSETS - (1.3%)		(2,368,729)

NET ASSETS - 100%		$184,998,499

*Non-income producing security

The accompanying notes are an integral part of the financial statements.	10

Statement of Assets and Liabilities

December 31, 2007

ASSETS:

Investments, at value (identified cost $211,884,220) (Note 2)	$187,367,228
Foreign currency, at value (cost $2)	2
Receivable for securities sold	1,027,246
Receivable for fund shares sold	585,146
Dividends receivable	96,279
Foreign tax reclaims receivable	7,304

TOTAL ASSETS	189,083,205

LIABILITIES:

Accrued management fees (Note 3)	155,985
Accrued fund accounting and transfer agent fees (Note 3)	10,931
Accrued Chief Compliance Officer service fees (Note 3)	714
Payable for securities purchased	2,667,434
Due to custodian	1,027,246
Payable for fund shares repurchased	171,904
Audit fees payable	30,590
Other payables and accrued expenses	19,902

TOTAL LIABILITIES	4,084,706

TOTAL NET ASSETS	$184,998,499

NET ASSETS CONSIST OF:

Capital stock	$181,111
Additional paid-in-capital	207,639,636
Accumulated net investment loss	(499)
Accumulated net realized gain on investments, foreign currency and other assets and liabilities	1,694,815
Net unrealized depreciation on investments, foreign currency and other assets and liabilities	(24,516,564)

TOTAL NET ASSETS	$184,998,499

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($184,998,499/18,111,144 shares)	$10.21

11	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $33,104)	$1,700,021
Interest	348,947

Total Investment Income	2,048,968

EXPENSES:

Management fees (Note 3)	1,939,439
Fund accounting and transfer agent fees (Note 3)	129,568
Directors’ fees (Note 3)	7,774
Chief Compliance Officer service fees (Note 3)	6,100
Custodian fees	18,199
Miscellaneous	101,049

Total Expenses	2,202,129

NET INVESTMENT LOSS	(153,161)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on -
Investments	25,823,104
Foreign currency and other assets and liabilities	7,386

25,830,490

Net change in unrealized appreciation (depreciation) on -
Investments	(45,251,238)
Written options	11,524
Foreign currency and other assets and liabilities	403

(45,239,311)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(19,408,821)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,561,982)

The accompanying notes are an integral part of the financial statements.	12

Statement of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss	$(153,161)	$(641,385)
Net realized gain on investments and foreign currency	25,830,490	35,004,998
Net change in unrealized appreciation (depreciation) on investments, written options and foreign currency	(45,239,311)	(5,662,651)

Net increase (decrease) from operations	(19,561,982)	28,700,962

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net realized gain on investments	(24,981,501)	(33,448,452)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	54,050,690	25,822,755

Net increase in net assets	9,507,207	21,075,265

NET ASSETS:

Beginning of year	175,491,292	154,416,027

End of year (including undistributed net investment loss of $499 and $0, respectively)	$184,998,499	$175,491,292

13	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Years Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.08	$13.66	$15.01	$13.12	$9.52

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.05)	(0.07)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	(1.25)	2.55	2.20	2.66	3.64

Total from investment operations	(1.26)	2.50	2.13	2.59	3.60

Less distributions to shareholders:
From net realized gain on investments	(1.61)	(3.08)	(3.48)	(0.70)	—

Net asset value - End of year	$10.21	$13.08	$13.66	$15.01	$13.12

Total return[1]	(9.32%)	18.06%	14.11%	19.81%	37.82%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.14%	1.16%	1.19%	1.22%	1.22%
Net investment loss	(0.08%)	(0.40%)	(0.51%)	(0.54%)	(0.39%)
Portfolio turnover	64%	85%	55%	61%	42%
Net assets - End of year (000’s omitted)	$184,998	$175,491	$154,416	$169,438	$139,909

*The investment advisor did not impose all of its management fee in some years and is not eligible to recoup any expenses that have been waived or reimbursed in prior years. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:

	N/A	N/A	N/A	0.01%	0.01%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

The accompanying notes are an integral part of the financial statements.	14

Notes to Financial Statements

1.	ORGANIZATION

Small Cap Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies with small market capitalizations.

The Series is authorized to issue five classes of shares (Class A, B, Z, D and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2007, 3.33 billion shares have been designated in total among 27 series, of which 87.5 million have been designated as Small Cap Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds, which are valued at the closing price on the exchange.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

15

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When the Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When the Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When the Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

The Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from

16

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Option Contracts (continued)

(or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2004 through December 31, 2007.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

17

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, the Fund pays the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) (formerly BISYS Fund Services Ohio, Inc.) under which Citi serves as sub-accountant and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2007, purchases and sales of securities, other than United States Government securities and short-term securities, were $145,007,825 and $115,774,779, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares of Small Cap Series were:

	For the Year Ended 12/31/07		For the Year Ended 12/31/06
	Shares	Amount	Shares	Amount

Sold	2,951,632	$38,717,750	2,333,662	$34,715,820
Reinvested	2,455,169	24,508,650	2,454,854	32,569,872
Repurchased	(712,445)	(9,175,710)	(2,677,271)	(41,462,937)

Total	4,694,356	$54,050,690	2,111,245	$25,822,755

18

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS (continued)

Approximately 78% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	OPTIONS WRITTEN

A summary of obligations for written option contracts for the year ended December 31, 2007 is as follows:

	Put Options		Call Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Balance at December 31, 2006	—	$—	640	$116,476
Options exercised during 2007	—	—	(640)	(116,476)

Balance at December 31, 2007	—	$—	—	$—

7.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2007.

8.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

9.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses, the tax practice known as equalization, foreign currency gains and losses and Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

19

Notes to Financial Statements

9.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Ordinary income	$11,710,286	$5,103,422
Long-term capital gains	13,271,215	28,345,030

For the year ended December 31, 2007, the Series elected to defer $499 of capital losses attributable to Post-October losses.

At December 31, 2007, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$211,884,220

Unrealized appreciation	$18,802,180
Unrealized depreciation	(43,319,172)

Net unrealized depreciation	$(24,516,992)
Undistributed ordinary income	241,860
Undistributed long-term capital gains	1,452,955

10.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Small Cap Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

February 20, 2008

21

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $1,241,248 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $13,521,215 as capital gains for its taxable year ended December 31, 2007.

22

Renewal of Investment Advisory Agreements (unaudited)

During the period covered by this shareholder report, the Board of Directors (the “Board”) of Manning & Napier Fund, Inc. (the “Fund”) considered approval of two separate investment advisory agreements with Manning & Napier Advisors, Inc. (the “Advisor”):

•

At a meeting held on August 30, 2007, the Board approved a new investment advisory agreement between the Fund and the Advisor (the “New Investment Advisory Agreement”) and recommended that the New Investment Advisory Agreement be submitted to shareholders for approval. Shareholders approved the New Investment Advisory Agreement at a meeting held on December 17, 2007.

•

At a meeting held on November 12, 2007, the Board approved the continuation of the then-current investment advisory agreement between the Fund and the Advisor (the “Current Investment Advisory Agreement”), which was to be superseded by the New Investment Advisory Agreement upon its approval by the Fund’s shareholders. The continuation of the Current Investment Advisory Agreement was necessary as a result of the delay in obtaining the number of votes necessary to convene the shareholder meeting and approve the New Investment Advisory Agreement with respect to all investment portfolios of the Fund (the “Series”).

Consideration of New Investment Advisory Agreement:

In response to recent regulatory and compliance initiatives promulgated by the SEC over the past year, the Fund engaged in a comprehensive review of all material aspects of the Fund’s operations, including the Fund’s Current Investment Advisory Agreement. As a result of its review, the Board determined that the Current Investment Advisory Agreement should be amended for the purpose of modernizing the form of the agreement and to include additional provisions in the agreement that are customarily included in investment advisory agreements between registered investment companies and their investment advisors, but which are not included in the Current Investment Advisory Agreement. Accordingly, at the Board meeting on November 16, 2006, representatives of the Advisor presented to the Board proposed changes to the Current Investment Advisory Agreement in order to address the Board’s request to update and modernize the Current Investment Advisory Agreement. As a result of the discussions between the Board and representatives of the Advisor at the November 2006 Board meeting, the Board determined to formally consider the approval of a new investment advisory agreement between the Fund and the Advisor, which would incorporate the changes proposed at the November 2006 Board meeting, at its in-person Board meeting in August 2007.

At an in-person meeting held on August 30, 2007, the Board considered the approval of the New Investment Advisory Agreement between the Fund and the Advisor. Based on the information it received at the meeting and the November 16, 2006 Board meeting, the Board approved the New Investment Advisory Agreement subject to its further approval by the Fund’s shareholders. Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. At the meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Investment Advisory Agreement (the “2006 Annual Review”), which occurred at the November 16, 2006 in-person Board meeting, as part of its considerations to approve the New Investment Advisory Agreement. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2006 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement for an additional one-year period.

23

Renewal of Investment Advisory Agreements (unaudited)

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2006. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•	The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the

24

Renewal of Investment Advisory Agreements (unaudited)

advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940 (the “1940 Act”), concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

As stated above, at the August 30, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions set forth above when determining whether to approve the New Investment Advisory Agreement. The Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement is identical to the Current Investment Advisory Agreement except for certain provisions of the Agreement which have been updated and modernized in response to the Board’s specific request. Further, the Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement does not change either the investment advisory fees payable by the Fund to the Advisor or the day-to-day investment management services the Advisor provides to the Fund.

In addition to the conclusions formed with respect to the 2006 Annual Review, the Directors considered specific information at the August 30, 2007 Board meeting concerning the additional provisions included in the New Investment Advisory Agreement. The Directors considered the fact that these additional provisions are designed to (i) address and memorialize certain standard practices and regulatory requirements of mutual funds and their investment advisors; (ii) further

25

Renewal of Investment Advisory Agreements (unaudited)

delineate the duties and obligations of the Fund and the Advisor; (iii) modernize the agreement to reflect current industry practice and applicable law; and (iv) generally improve the overall quality of the agreement. The Board further considered the fact that the New Investment Advisory Agreement does not alter the actual day-to-day investment management services provided by the Advisor to each Series of the Fund, and the investment advisory fee rate paid to the Advisor under the New Investment Advisory Agreement for a Series is the same as the fee rate paid by the Series under the Current Investment Advisory Agreement.

Based on its evaluation of the information and the conclusions with respect thereto at its meetings on November 16, 2006 and August 30, 2007, the Board unanimously concluded that: (a) the terms of the New Investment Advisory Agreement were fair and reasonable; (b) the approval of the New Investment Advisory Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Investment Advisory Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

Consideration of Current Investment Advisory Agreement

At a meeting held on November 12, 2007, the Board considered the continuation of the Current Investment Advisory Agreement and simultaneously conducted its annual review of the services provided to the Fund by the Adviser (the “2007 Annual Review”). Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2007 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for

26

Renewal of Investment Advisory Agreements (unaudited)

each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2007. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 4 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series and Global Fixed Income Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

27

Renewal of Investment Advisory Agreements (unaudited)

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the 1940 Act, concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

28

Proxy Voting Results (unaudited)

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

	Number of Shares voted for	Number of Shares withheld
B. Reuben Auspitz	215,932,354.541	15,898,685.154
Stephen B. Ashley	215,960,751.214	15,870,288.481
Peter L. Faber	217,504,725.208	14,326,314.487
Harris H. Rusitzky	215,924,013.609	15,907,026.086
PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

Number of shares voted
For	8,771,142.362
Against	751.559
Abstain (includes broker non-votes)	1,441,319.539

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

Number of shares voted
For	8,771,877.185
Against	401.736
Abstain (includes broker non-votes)	1,440,934.539

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

Number of shares voted
For	8,772,023.362
Against	255.559
Abstain (includes broker non-votes)	1,440,934.539

29

Proxy Voting Results (unaudited)

Proposal 3.A.iii. To approve changes to the fundamental policy regarding loans.

Number of shares voted
For	8,772,023.362
Against	255.559
Abstain (includes broker non-votes)	1,440,934.539

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

Number of shares voted
For	8,771,492.185
Against	401.736
Abstain (includes broker non-votes)	1,441,319.539

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

Number of shares voted
For	8,771,893.921
Against	0
Abstain (includes broker non-votes)	1,441,319.539

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

Number of shares voted
For	8,771,893.921
Against	0
Abstain (includes broker non-votes)	1,441,319.539

Proposal 3.A.vii. To approve changes to the fundamental policy regarding diversification.

Number of shares voted
For	8,772,278.921
Against	0
Abstain (includes broker non-votes)	1,440,934.539

Proposal 3.B.i. To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.

Number of shares voted
For	8,377,605.321
Against	394,673.600
Abstain (includes broker non-votes)	1,440,934.539

30

Proxy Voting Results (unaudited)

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

Number of shares voted
For	8,377,459.144
Against	394,819.777
Abstain (includes broker non-votes)	1,440,934.539

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

Number of shares voted
For	8,377,605.321
Against	394,673.600
Abstain (includes broker non-votes)	1,440,934.539

Proposal 3.B.iv. To approve changes to the policy/restriction regarding warrants.

Number of shares voted
For	8,377,074.144
Against	394,819.777
Abstain (includes broker non-votes)	1,441,319.539

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

Number of shares voted
For	8,377,220.321
Against	394,673.600
Abstain (includes broker non-votes)	1,441,319.539

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

Number of shares voted
For	8,377,074.144
Against	394,819.777
Abstain (includes broker non-votes)	1,441,319.539

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

Number of shares voted
For	8,377,860.880
Against	394,418.041
Abstain (includes broker non-votes)	1,440,934.539

31

Proxy Voting Results (unaudited)

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

Number of shares voted
For	8,771,492.185
Against	401.736
Abstain (includes broker non-votes)	1,441,319.539

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

Number of shares voted
For	8,771,492.185
Against	401.736
Abstain (includes broker non-votes)	1,441,319.539

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

Number of shares voted
For	8,771,893.921
Against	0
Abstain (includes broker non-votes)	1,441,319.539

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

Number of shares voted
For	8,772,132.744
Against	146.177
Abstain (includes broker non-votes)	1,440,934.539

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

Number of shares voted
For	8,771,877.185
Against	401.736
Abstain (includes broker non-votes)	1,440,934.539

Proposal 3.C.vii. To approve changes to the policy/restriction regarding investing in any company with less than three years continuous operation.

Number of shares voted
For	8,771,893.921
Against	0
Abstain (includes broker non-votes)	1,441,319.539

32

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	60
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	The Ashley Group
Fannie Mae
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

33

Directors’ and Officers’ Information (unaudited)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Capital International MPM Bio-equities GMP Companies HoustonPharma
OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

34

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

35

Manning & Napier Fund, Inc.

INTERNATIONAL SERIES	|	Annual Report - December 31, 2007

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The International Series returned 13.01% for the 2007 calendar year. The Series outperformed the Standard & Poor’s (S&P) 500 Total Return Index, a measure of the performance of U.S. stocks, but its performance was below that of the Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., which had a strong year, appreciating 16.65%. In general, foreign stock markets had a negative fourth quarter due to the effects of the U.S.-led credit crunch and the subprime mortgage fallout.

The Series’ underperformance for the full year relative to the international benchmark can be attributed to a number of factors, including strong performance from emerging market countries in Asia and Latin America, an area where the Series was underweight relative to the benchmark. Stocks tied to energy and commodities were also strong performers, and the Series had a lower weighting in these than the benchmark. Stock selection within countries became more important for the Series as stocks leveraged to global growth were the most significant drivers of the markets’ appreciation. The Series held some stocks in emerging markets, but kept fairly defensive holdings in developed markets, because the global growth story looked “long in the tooth”. Because economic growth remained strong, the Series did not benefit from this positioning until the 4th quarter of 2007, in which it made up ground on the benchmark.

The International Series remains predominantly invested in Western Europe, based on our view that Western European countries are removing burdens on their corporate sectors, such as strict labor laws and high taxes, to regain competitiveness lost to regions with lower labor costs, such as Eastern Europe and Asia. Western Europe, and Germany in particular, has initiated a fair amount of reform over the last few years. However, reform has been more difficult in 2007 as stronger growth and corporate profits have made controversial reform less urgent.

Germany’s stock market had a very strong year in 2007, as did our holdings in Germany. However the German market did better than our holdings because we had less exposure to more cyclical stocks, which were the stronger performers. Going into the year there were concerns that a value added tax (VAT) increase from 16% to 19% would hurt the German consumer. While it had some effect, Germany’s economy kept roaring, especially from its industrial and basic materials exporting sectors. German companies also benefited from past reforms that allowed the country to restructure and become more competitive in the global economy.

On the other hand, France was much more proactive on the reform front in 2007. The election victory of Nicolas Sarkozy propelled France in a new direction. Upon taking office he immediately cut taxes on overtime pay in an effort to encourage increased working hours and to give employees more discretionary income. He is also working towards eliminating discrepancies between private and public sector benefits to decrease the burden on the state and to increase labor flexibility. Thus far, more has been expected of him than actually delivered, but despite these shortcomings, his short time in office has been the most ambitious of any French administration in over a generation. We increased the Series’ position in French companies that would benefit from the improving French labor market and a stronger domestic consumer.

We decreased the Series’ position in Japan in the second quarter. Japan was one of the weakest performers of the global markets; therefore our underweight relative to the benchmark helped performance. Over the last few years Japan has made giant reform steps such as postal privatization, cleaning up the banking sector, and loosening labor restrictions. Corporations, encouraged by the government reforms, have restructured, improving their balance sheets, and profitability. Japanese companies were also bailed out by a strong global economy that fueled demand for Japanese goods from China. However, since much of the restructuring has led to more temporary jobs and falling wages, the domestic economy has never fully participated in the growth. Economic growth is now faltering as global growth decelerates. This is already being felt in the corporate sector with sharp deceleration in corporate investment and industrial production.

1

Management Discussion and Analysis (unaudited)

In the early part of the year the Series bought positions in Malaysia and South Korea. Although both countries are emerging markets, there were country-specific reasons for taking positions in each. In Malaysia, the government took steps to improve the profitability at government-linked companies, enacted reforms to attract foreign investment, and addressed structural issues through budget expenditures. Malaysia has been resistant to foreign investment since the Asian financial crisis in the late 1990s. However, Malaysia has begun to realize that to attract capital, businesses needed to be restructured with a focus on profits. The Series’ purchases in South Korea were exporting companies. The South Korean Won had been strong due to the government’s monetary tightening. However the reasons for the tightening — rising inflation, credit growth, and rapid housing price appreciation — were all weakening. Depreciation in the currency relative to its Asian competitors would benefit Korean exporters in what was still a strong global environment at the time. The Malaysian and South Korean stocks purchased provided strong performance for the Series.

The Series added positions in Brazil in the second quarter in light of a number of positive developments for Brazil’s economy. President Lula continues to steer the economy in the right direction, by improving Brazil’s fiscal position, keeping inflation at bay, and stimulating growth. We focused on two specific industries for the Series: water utilities and home builders. Water utilities in Brazil are experiencing a number of tailwinds. Firstly, the market is not fully penetrated. As incomes grow, more people are demanding, and able to afford, water and sewage services. The government is also developing a regulatory body that will help improve oversight and transparency, as well as protect assets and improve the concession agreements with municipalities and the states. For the homebuilders, there is pent up demand for housing, rising incomes are bringing more families into the demand pool, and most importantly new financing vehicles are making home purchases possible for the middle and lower middle class through Brazil’s state-backed mortgage financing arm.

Midway through the year we sold out of the Series’ remaining holdings in Poland. Poland became increasingly concerning on a number of fronts. Inflation was rising sharply, wages were spiraling out of control from a lack of skilled labor, political uncertainty loomed as the ruling coalition dissolved, and valuations were expensive. The Series locked in strong gains from the sold positions.

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2007 (unaudited)

	Average Annual Total Returns As of December 31, 2007
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - International Series[2]	13.01%	21.31%	10.59%	11.18%
Standard & Poor’s (S&P) 500 Total Return Index[3]	5.51%	12.84%	5.91%	10.68%
Morgan Stanley Capital International (MSCI) All Country World Index ex U.S.[3]	16.65%	24.02%	9.75%	9.72%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - International Series for the ten years ended December 31, 2007 to the S&P 500 Total Return Index and the MSCI All Country World Index ex U.S.

1Performance numbers for the Series and the S&P 500 Total Return Index are calculated from August 27, 1992, the Series’ inception date. Prior to 2001, the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Index are calculated from August 31, 1992.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2007, this net expense ratio was 1.16%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.16% for the year ended December 31, 2007.

3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see Note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07-12/31/07
Actual	$1,000.00	$1,012.70	$5.94
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Portfolio Composition as of December 31, 2007 (unaudited)

Country Allocation1

1As a percentage of net assets.

2Miscellaneous

Mexico 0.7%

Norway 0.9%

Portugal 1.6%

Spain 0.7%

Sector Allocation3

3As a percentage of net assets.

5

Investment Portfolio - December 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS - 91.7%

Consumer Discretionary - 9.8%
Auto Components - 1.0%
Hankook Tire Co. Ltd. (South Korea)	143,000	$2,735,599

Household Durables - 2.0%
Corporacion Geo S.A. de C.V. - Class B* (Mexico)	627,000	1,804,234
LG Electronics, Inc. (South Korea)	35,000	3,740,515

		5,544,749

Media - 4.3%
Impresa S.A. (SGPS)* (Portugal)	338,000	1,017,894
Mediaset S.p.A. (Italy)	175,000	1,766,527
PT Multimedia-Servicos de Telecomunicacoes e Multimedia S.A. - ADR (SGPS) (Portugal)	13,275	185,354
Reed Elsevier plc - ADR (United Kingdom)	55,600	2,996,840
Societe Television Francaise 1 (France)	86,800	2,322,145
Wolters Kluwer N.V. (Netherlands)	105,037	3,451,891

		11,740,651

Multiline Retail - 1.1%
PPR (France)	18,300	2,942,810

Specialty Retail - 0.7%
KOMERI Co. Ltd. (Japan)	67,000	1,799,463

Textiles, Apparel & Luxury Goods - 0.7%
LVMH S.A. (Louis Vuitton Moet Hennessy) (France)	14,920	1,803,382

Total Consumer Discretionary		26,566,654

Consumer Staples - 17.6%
Beverages - 3.2%
Diageo plc (United Kingdom)	130,000	2,794,530
Kirin Holdings Co. Ltd. (Japan)	173,000	2,541,567
Scottish & Newcastle plc (United Kingdom)	229,000	3,379,779

		8,715,876

Food & Staples Retailing - 4.6%
Carrefour S.A. (France)	38,832	3,025,199
Casino Guichard-Perrachon S.A. (France)	27,300	2,968,901
President Chain Store Corp. (Taiwan)	495,000	1,300,623
Tesco plc (United Kingdom)	533,000	5,063,081

		12,357,804

Food Products - 6.8%
Cadbury Schweppes plc (United Kingdom)	358,000	4,425,031
Groupe Danone (France)	31,952	2,868,038

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Nestle S.A. (Switzerland)	8,400	$3,858,998
Suedzucker AG (Germany)	72,400	1,711,461
Unilever plc - ADR (United Kingdom)	148,000	5,538,160

		18,401,688

Household Products - 1.9%
Kao Corp. (Japan)	47,000	1,413,787
Reckitt Benckiser Group plc (United Kingdom)	62,500	3,625,027

		5,038,814

Personal Products - 1.1%
Clarins S.A. (France)	35,777	2,983,857

Total Consumer Staples		47,498,039

Energy - 5.3%
Oil, Gas & Consumable Fuels - 5.3%
BP plc (United Kingdom)	205,000	2,509,405
Eni S.p.A. (Italy)	143,154	5,242,395
Royal Dutch Shell plc - Class B (Netherlands)	70,500	2,932,764
Total S.A. (France)	45,160	3,751,890

Total Energy		14,436,454

Financials - 21.9%
Capital Markets - 1.0%
Daiwa Securities Group, Inc. (Japan)	79,000	718,568
Nomura Holdings, Inc. (Japan)	63,000	1,068,800
OSK Holdings Berhad (Malaysia)	1,337,000	938,529

		2,725,897

Commercial Banks - 10.9%
Aareal Bank AG (Germany)	92,000	4,131,688
Banca Monte dei Paschi di Siena S.p.A. (Italy)	181,000	974,406
BNP Paribas (France)	26,000	2,821,063
The Chugoku Bank Ltd. (Japan)	137,000	1,914,566
Commerzbank AG (Germany)	62,500	2,402,089
Credit Agricole S.A. (France)	57,900	1,952,741
The Hachijuni Bank Ltd. (Japan)	244,000	1,647,055
Hong Leong Financial Group Berhad (Malaysia)	653,000	1,185,477
Intesa Sanpaolo (Italy)	159,799	1,263,833
Mitsubishi UFJ Financial Group, Inc. (Japan)	170,000	1,593,465
Royal Bank of Scotland Group plc (United Kingdom)	248,100	2,192,560
Societe Generale (France)	11,312	1,636,010

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Commercial Banks (continued)
The Sumitomo Trust & Banking Co. Ltd. (Japan)	247,000	$1,654,038
UniCredito Italiano S.p.A. (Italy)	489,000	4,060,464

		29,429,455

Diversified Financial Services - 0.9%
ING Groep N.V. (Netherlands)	65,395	2,557,330

Insurance - 5.6%
Allianz SE (Germany)	32,620	7,061,531
Axa (France)	44,892	1,797,544
Muenchener Rueckver AG (Germany)	32,400	6,292,527

		15,151,602

Real Estate Investment Trusts (REITS) - 1.4%
Alstria Office REIT AG* (Germany)	250,000	3,727,852

Real Estate Management & Development - 2.1%
IOI Properties Berhad (Malaysia)	372,000	1,474,493
Klabin Segall S.A. (Brazil)	140,000	1,057,673
Rodobens Negocios Imobiliarios S.A. (Brazil)	259,000	3,079,174

		5,611,340

Total Financials		59,203,476

Health Care - 6.5%
Health Care Equipment & Supplies - 0.5%
Straumann Holding AG (Switzerland)	5,189	1,431,456

Pharmaceuticals - 6.0%
AstraZeneca plc (United Kingdom)	22,300	960,514
AstraZeneca plc - ADR (United Kingdom)	37,000	1,584,340
GlaxoSmithKline plc (United Kingdom)	138,000	3,513,107
Novartis AG - ADR (Switzerland)	49,000	2,661,190
Sanofi-Aventis (France)	21,083	1,941,125
Shire plc (United Kingdom)	170,000	3,887,861
Takeda Pharmaceutical Co. Ltd. (Japan)	28,000	1,646,911

		16,195,048

Total Health Care		17,626,504

Industrials - 6.9%
Airlines - 1.6%
Deutsche Lufthansa AG (Germany)	164,800	4,382,364

Commercial Services & Supplies - 0.4%
Taiwan Secom Co. Ltd. (Taiwan)	627,210	974,878

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Electrical Equipment - 0.6%
Teco Electric & Machinery Co. Ltd. (Taiwan)	3,280,000	$1,638,685

Industrial Conglomerates - 3.1%
Siemens AG (Germany)	41,000	6,498,480
Sonae S.A. (SGPS) (Portugal)	669,100	1,936,755

		8,435,235

Machinery - 0.6%
FANUC Ltd. (Japan)	15,500	1,509,758

Transportation Infrastructure - 0.6%
Malaysia Airports Holdings Berhad (Malaysia)	1,716,000	1,568,024

Total Industrials		18,508,944

Information Technology - 5.0%
Communications Equipment - 0.6%
D-Link Corp. (Taiwan)	964,920	1,705,111

Electronic Equipment & Instruments - 1.7%
KEYENCE Corp. (Japan)	4,950	1,221,768
Samsung SDI Co. Ltd. (South Korea)	34,200	2,430,587
Yageo Corp. (Taiwan)	2,690,000	945,723

		4,598,078

Semiconductors & Semiconductor Equipment - 1.5%
Hynix Semiconductor, Inc.* (South Korea)	66,000	1,830,394
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	217,378	2,165,085

		3,995,479

Software - 1.2%
SAP AG (Germany)	61,400	3,197,281

Total Information Technology		13,495,949

Materials - 4.4%
Chemicals - 3.6%
Arkema* (France)	1,129	74,173
Bayer AG (Germany)	107,350	9,788,053

		9,862,226

Construction Materials - 0.8%
Taiwan Cement Corp. (Taiwan)	1,503,790	2,086,923

Total Materials		11,949,149

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - December 31, 2007

	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)

Telecommunication Services - 6.0%
Diversified Telecommunication Services - 5.4%
France Telecom S.A. (France)	124,500	$4,481,010
France Telecom S.A. - ADR (France)	31,000	1,104,530
Portugal Telecom S.A. (SGPS) - ADR (Portugal)	94,250	1,227,135
Swisscom AG - ADR (Switzerland)	85,000	3,285,250
Telefonica S.A. - ADR (Spain)	18,250	1,781,017
Telenor ASA - ADR (Norway)	36,250	2,584,625

		14,463,567

Wireless Telecommunication Services - 0.6%
Digi.com Berhad (Malaysia)	227,000	1,703,359

Total Telecommunication Services		16,166,926

Utilities - 8.3%
Electric Utilities - 3.5%
E.ON AG (Germany)	43,737	9,310,193

Multi-Utilities - 2.5%
National Grid plc (United Kingdom)	229,000	3,801,397
Suez S.A. (France)	43,340	2,950,622

		6,752,019

Water Utilities - 2.3%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) (Brazil)	135,040	3,122,088
Companhia de Saneamento de Minas Gerais - Copasa MG (Brazil)	182,000	3,171,445

		6,293,533

Total Utilities		22,355,745

TOTAL COMMON STOCKS (Identified Cost $163,810,583)		247,807,840

SHORT-TERM INVESTMENTS - 8.1%
Dreyfus Treasury Cash Management - Institutional Shares	7,767,470	7,767,470
Fannie Mae Discount Note, 1/7/2008	$14,000,000	13,988,493

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $21,757,513)		21,755,963

TOTAL INVESTMENTS - 99.8% (Identified Cost $185,568,096)		269,563,803

OTHER ASSETS, LESS LIABILITIES - 0.2%		515,743

NET ASSETS - 100%		$270,079,546

*Non-income producing security

ADR - American Depository Receipt

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: Germany - 21.7%; United Kingdom - 17.1%; France - 15.3%.

10	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2007

ASSETS:

Investments, at value (identified cost $185,568,096) (Note 2)	$269,563,803
Foreign currency, at value (cost $64,832)	65,327
Receivable for fund shares sold	520,140
Dividends receivable	268,293
Foreign tax reclaims receivable	137,515

TOTAL ASSETS	270,555,078

LIABILITIES:

Accrued management fees (Note 3)	228,763
Accrued fund accounting and transfer agent fees (Note 3)	15,081
Accrued Chief Compliance Officer service fees (Note 3)	714
Payable for fund shares repurchased	160,267
Audit fees payable	35,850
Accrued custodian fees	18,630
Other payables and accrued expenses	16,227

TOTAL LIABILITIES	475,532

TOTAL NET ASSETS	$270,079,546

NET ASSETS CONSIST OF:

Capital stock	$248,465
Additional paid-in-capital	181,187,803
Undistributed net investment income	36,293
Accumulated net realized gain on investments, foreign currency and other assets and liabilities	4,600,418
Net unrealized appreciation on investments, foreign currency and other assets and liabilities	84,006,567

TOTAL NET ASSETS	$270,079,546

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($270,079,546/24,846,522 shares)	$10.87

The accompanying notes are an integral part of the financial statements.	11

Statement of Operations

For the Year Ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $776,838)	$6,083,848
Interest	451,758

Total Investment Income	6,535,606

EXPENSES:

Management fees (Note 3)	2,484,560
Fund accounting and transfer agent fees (Note 3)	162,135
Directors’ fees (Note 3)	7,774
Chief Compliance Officer service fees (Note 3)	6,100
Custodian fees	104,700
Miscellaneous	118,127

Total Expenses	2,883,396

NET INVESTMENT INCOME	3,652,210

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments	7,032,673
Foreign currency and other assets and liabilities	(227,262)

6,805,411

Net change in unrealized appreciation on -
Investments	19,020,934
Foreign currency and other assets and liabilities	1,603

19,022,537

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	25,827,948

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,480,158

12	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,652,210	$2,730,077
Net realized gain on investments and foreign currency	6,805,411	35,089,156
Net change in unrealized appreciation on investments and foreign currency	19,022,537	3,929,198

Net increase from operations	29,480,158	41,748,431

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(3,469,574)	(2,592,847)
From net realized gain on investments	(2,432,255)	(36,732,750)

Total distributions to shareholders	(5,901,829)	(39,325,597)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	30,520,529	20,390,350

Net increase in net assets	54,098,858	22,813,184

NET ASSETS:

Beginning of year	215,980,688	193,167,504

End of year (including undistributed net investment income of $36,293 and $80,919, respectively)	$270,079,546	$215,980,688

The accompanying notes are an integral part of the financial statements.	13

Financial Highlights

	For the Years Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.84	$9.90	$9.52	$8.83	$6.67

Income from investment operations:
Net investment income	0.15	0.15	0.11	0.08	0.07
Net realized and unrealized gain on investments	1.12	2.01	1.21	1.44	2.72

Total from investment operations	1.27	2.16	1.32	1.52	2.79

Less distributions to shareholders:
From net investment income	(0.14)	(0.15)	(0.11)	(0.08)	(0.06)
From net realized gain on investments	(0.10)	(2.07)	(0.83)	(0.75)	(0.57)

Total distributions to shareholders	(0.24)	(2.22)	(0.94)	(0.83)	(0.63)

Net asset value - End of year	$10.87	$9.84	$9.90	$9.52	$8.83

Total return[1]	13.01%	21.96%	13.99%	17.67%	42.10%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.16%	1.18%	1.24%	1.29%	1.30%*
Net investment income	1.47%	1.39%	1.10%	0.86%	0.94%
Portfolio turnover	20%	30%	35%	19%	46%
Net assets - End of year (000’s omitted)	$270,080	$215,981	$193,168	$165,917	$129,479

*The investment advisor did not impose all of its management fee and is not eligible to recoup any expenses that have been waived or reimbursed in prior years. If these expenses had been incurred by the Series, the expense ratio (to average net assets) for the year ended 12/31/03 would have been increased by 0.02%.

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year ended 12/31/03.

14	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

International Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located outside the United States.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series resumed offering shares directly to investors on May 18, 2004, as it had done previously from time to time. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2007, 3.33 billion shares have been designated in total among 27 series, of which 100 million have been designated as International Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds, which are valued at the closing price on the exchange.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in

15

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2004 through December 31, 2007.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

16

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, the Fund pays the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) (formerly BISYS Fund Services Ohio, Inc.) under which Citi serves as sub-accountant and sub-transfer agent.

17

Notes to Financial Statements

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2007, purchases and sales of securities, other than United States Government securities and short-term securities, were $76,665,421 and $47,035,810, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of International Series were:

	For the Year Ended 12/31/07		For the Year Ended 12/31/06
	Shares	Amount	Shares	Amount

Sold	3,568,001	$37,679,971	3,790,447	$40,831,406
Reinvested	546,829	5,789,599	3,944,903	38,787,300
Repurchased	(1,215,615)	(12,949,041)	(5,307,703)	(59,228,356)

Total	2,899,215	$30,520,529	2,427,647	$20,390,350

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2007.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

18

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Ordinary income	$5,217,302	$5,289,902
Long-term capital gains	684,527	34,035,695

At December 31, 2007, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$185,568,096

Unrealized appreciation	$89,968,155
Unrealized depreciation	(5,972,448)

Net unrealized appreciation	$83,995,707
Undistributed ordinary income	3,231,026
Undistributed long-term capital gains	1,405,685

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of International Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

February 20, 2008

20

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $2,911,928 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $684,527 as capital gains for its taxable year ended December 31, 2007.

21

Renewal of Investment Advisory Agreements (unaudited)

During the period covered by this shareholder report, the Board of Directors (the “Board”) of Manning & Napier Fund, Inc. (the “Fund”) considered approval of two separate investment advisory agreements with Manning & Napier Advisors, Inc. (the “Advisor”):

•

At a meeting held on August 30, 2007, the Board approved a new investment advisory agreement between the Fund and the Advisor (the “New Investment Advisory Agreement”) and recommended that the New Investment Advisory Agreement be submitted to shareholders for approval. Shareholders approved the New Investment Advisory Agreement at a meeting held on December 17, 2007.

•

At a meeting held on November 12, 2007, the Board approved the continuation of the then-current investment advisory agreement between the Fund and the Advisor (the “Current Investment Advisory Agreement”), which was to be superseded by the New Investment Advisory Agreement upon its approval by the Fund’s shareholders. The continuation of the Current Investment Advisory Agreement was necessary as a result of the delay in obtaining the number of votes necessary to convene the shareholder meeting and approve the New Investment Advisory Agreement with respect to all investment portfolios of the Fund (the “Series”).

Consideration of New Investment Advisory Agreement:

In response to recent regulatory and compliance initiatives promulgated by the SEC over the past year, the Fund engaged in a comprehensive review of all material aspects of the Fund’s operations, including the Fund’s Current Investment Advisory Agreement. As a result of its review, the Board determined that the Current Investment Advisory Agreement should be amended for the purpose of modernizing the form of the agreement and to include additional provisions in the agreement that are customarily included in investment advisory agreements between registered investment companies and their investment advisors, but which are not included in the Current Investment Advisory Agreement. Accordingly, at the Board meeting on November 16, 2006, representatives of the Advisor presented to the Board proposed changes to the Current Investment Advisory Agreement in order to address the Board’s request to update and modernize the Current Investment Advisory Agreement. As a result of the discussions between the Board and representatives of the Advisor at the November 2006 Board meeting, the Board determined to formally consider the approval of a new investment advisory agreement between the Fund and the Advisor, which would incorporate the changes proposed at the November 2006 Board meeting, at its in-person Board meeting in August 2007.

At an in-person meeting held on August 30, 2007, the Board considered the approval of the New Investment Advisory Agreement between the Fund and the Advisor. Based on the information it received at the meeting and the November 16, 2006 Board meeting, the Board approved the New Investment Advisory Agreement subject to its further approval by the Fund’s shareholders. Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. At the meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Investment Advisory Agreement (the “2006 Annual Review”), which occurred at the November 16, 2006 in-person Board meeting, as part of its considerations to approve the New Investment Advisory Agreement. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2006 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement for an additional one-year period.

22

Renewal of Investment Advisory Agreements (unaudited)

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2006. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•	The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the

23

Renewal of Investment Advisory Agreements (unaudited)

advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940 (the “1940 Act”), concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

As stated above, at the August 30, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions set forth above when determining whether to approve the New Investment Advisory Agreement. The Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement is identical to the Current Investment Advisory Agreement except for certain provisions of the Agreement which have been updated and modernized in response to the Board’s specific request. Further, the Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement does not change either the investment advisory fees payable by the Fund to the Advisor or the day-to-day investment management services the Advisor provides to the Fund.

In addition to the conclusions formed with respect to the 2006 Annual Review, the Directors considered specific information at the August 30, 2007 Board meeting concerning the additional provisions included in the New Investment Advisory Agreement. The Directors considered the fact that these additional provisions are designed to (i) address and memorialize certain standard practices and regulatory requirements of mutual funds and their investment advisors; (ii) further

24

Renewal of Investment Advisory Agreements (unaudited)

delineate the duties and obligations of the Fund and the Advisor; (iii) modernize the agreement to reflect current industry practice and applicable law; and (iv) generally improve the overall quality of the agreement. The Board further considered the fact that the New Investment Advisory Agreement does not alter the actual day-to-day investment management services provided by the Advisor to each Series of the Fund, and the investment advisory fee rate paid to the Advisor under the New Investment Advisory Agreement for a Series is the same as the fee rate paid by the Series under the Current Investment Advisory Agreement.

Based on its evaluation of the information and the conclusions with respect thereto at its meetings on November 16, 2006 and August 30, 2007, the Board unanimously concluded that: (a) the terms of the New Investment Advisory Agreement were fair and reasonable; (b) the approval of the New Investment Advisory Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Investment Advisory Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

Consideration of Current Investment Advisory Agreement

At a meeting held on November 12, 2007, the Board considered the continuation of the Current Investment Advisory Agreement and simultaneously conducted its annual review of the services provided to the Fund by the Adviser (the “2007 Annual Review”). Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2007 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for

25

Renewal of Investment Advisory Agreements (unaudited)

each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2007. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 4 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series and Global Fixed Income Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

26

Renewal of Investment Advisory Agreements (unaudited)

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the 1940 Act, concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

27

Proxy Voting Results (unaudited)

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL	1:

Election of Directors.

	Number of Shares voted for	Number of Shares withheld
B. Reuben Auspitz	215,932,354.541	15,898,685.154
Stephen B. Ashley	215,960,751.214	15,870,288.481
Peter L. Faber	217,504,725.208	14,326,314.487
Harris H. Rusitzky	215,924,013.609	15,907,026.086

PROPOSAL	2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

Number of shares voted
For	16,747,697.369
Against	0
Abstain (includes broker non-votes)	114,652.000

PROPOSAL	3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

Number of shares voted
For	16,747,564.460
Against	132.909
Abstain (includes broker non-votes)	114,652.000

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

Number of shares voted
For	16,747,697.369
Against	0
Abstain (includes broker non-votes)	114,652.000

Proposal 3.A.iii. To approve changes to the fundamental policy regarding loans.

Number of shares voted
For	16,747,697.369
Against	0
Abstain (includes broker non-votes)	114,652.000

28

Proxy Voting Results (unaudited)

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

Number of shares voted
For	16,747,564.460
Against	132.909
Abstain (includes broker non-votes)	114,652.000

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

Number of shares voted
For	16,747,697.369
Against	0
Abstain (includes broker non-votes)	114,652.000

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

Number of shares voted
For	16,747,697.369
Against	0
Abstain (includes broker non-votes)	114,652.000

Proposal 3.A.vii. To approve changes to the fundamental policy regarding diversification.

Number of shares voted
For	16,747,697.369
Against	0
Abstain (includes broker non-votes)	114,652.000

Proposal 3.B.i. To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.

Number of shares voted
For	16,041,937.169
Against	705,760.200
Abstain (includes broker non-votes)	114,652.000

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

Number of shares voted
For	16,041,804.260
Against	705,893.109
Abstain (includes broker non-votes)	114,652.000

29

Proxy Voting Results (unaudited)

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

Number of shares voted
For	16,041,937.169
Against	705,760.200
Abstain (includes broker non-votes)	114,652.000

Proposal 3.B.iv. To approve changes to the policy/restriction regarding warrants.

Number of shares voted
For	16,041,804.260
Against	705,893.109
Abstain (includes broker non-votes)	114,652.000

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

Number of shares voted
For	16,041,937.169
Against	705,760.200
Abstain (includes broker non-votes)	114,652.000

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

Number of shares voted
For	16,041,804.260
Against	705,893.109
Abstain (includes broker non-votes)	114,652.000

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

Number of shares voted
For	16,041,937.169
Against	705,760.200
Abstain (includes broker non-votes)	114,652.000

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

Number of shares voted
For	16,747,564.460
Against	132.909
Abstain (includes broker non-votes)	114,652.000

30

Proxy Voting Results (unaudited)

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

Number of shares voted
For	16,747,564.460
Against	132.909
Abstain (includes broker non-votes)	114,652.000

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

Number of shares voted
For	16,747,697.369
Against	0
Abstain (includes broker non-votes)	114,652.000

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

Number of shares voted
For	16,747,564.460
Against	132.909
Abstain (includes broker non-votes)	114,652.000

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

Number of shares voted
For	16,747,564.460
Against	132.909
Abstain (includes broker non-votes)	114,652.000

Proposal 3.C.vii. To approve changes to the policy/restriction regarding investing in any company with less than three years continuous operation.

Number of shares voted
For	16,747,697.369
Against	0
Abstain (includes broker non-votes)	114,652.000

31

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	60
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley
Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	The Ashley Group Fannie Mae
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

32

Directors’ and Officers’ Information (unaudited)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Capital International MPM Bio-equities GMP Companies HoustonPharma
OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

33

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

34

Manning & Napier Fund, Inc.

FINANCIAL SERVICES SERIES	|	Annual Report - December 31, 2007

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The Financial Services Series closed its second full calendar year ahead of the Standard & Poor’s (“S&P”) 500 Financials Index, but trailed the broader S&P 500 Total Return Index as fallout from the housing market correction drove the Financials sector lower. For the year, the Series ended with a total return of -17.46% compared to -18.51% for the S&P 500 Financials Index and 5.51% for the S&P 500 Total Return Index. Since its inception on July 1, 2005, the Series has performed in line with the S&P 500 Financials Index, returning an annualized 2.37% versus the Index’s 2.31% return.

After a slow start to 2007 with returns through the first quarter down slightly from the 2006 year end, the sector rebounded in the second quarter. Unfortunately, the optimism was short-lived as data from the housing and mortgage markets soured in the third quarter, crippling the outlook for financial companies and sending share prices lower. With loan losses rising at an increasing rate, the value of complex financial instruments that are based on mortgage loans, including mortgage-backed securities (“MBS”) and collateralized debt obligations (“CDO”), was brought into question. At this point, many companies were forced to take charges for losses and increase their provisions for future expected losses. To exacerbate the problem, financial institutions tightened underwriting standards on most loan products, preventing much needed liquidity from entering the system and ultimately setting off a global credit crisis.

In an effort to slow deterioration in the sector and avert a recession, the Federal Reserve Bank lowered a key short-term interest rate on three separate occasions and made several liquidity injections with the expectation that these changes would help shore up balance sheets and jumpstart credit markets. Despite this, a steady flow of negative headlines, dismal third quarter profit reports, and a worsening near-term outlook remained the driving forces behind negative sector performance through year end.

The relative performance of the Series versus the S&P 500 Financials Index was due to a combination of our industry weightings and our selection of stocks within each industry. Two positive catalysts included our overweight positions in asset managers/custody banks and data processing/outsourced services. These were the only two areas within the Financials sector that finished the year with positive returns. However, these positives were muted given the Series’ overweight position in the banking industry, which finished the year with the poorest returns of any Financials sub-sector.

Despite a tumultuous year, our current outlook as it pertains to specific industry weightings is largely unchanged. We continue to hold our largest position in banks as they begin to benefit from their efforts over the last few years to build a strong capital base, cut costs and diversify into less interest sensitive fee generating businesses. Furthermore, competition has eased slightly as scores of smaller players, particularly in the mortgage lending sector, have ceased operation. Coupled with very low valuations, this dynamic has made many industry participants particularly attractive. In analyzing bank investments, we emphasize a company’s low cost deposit generating ability as this gives banks an advantage when there is pressure on lending margins.

During 2007 we made several purchases in the insurance sector. Several years of falling prices have led some players to rein in policy underwriting until prices stabilize. During this time profitability has suffered, which provided several compelling investment opportunities in 2007. In particular, we focused on title insurers given that they pay out only a fraction of their income on claims and lenders require that all home mortgages include insurance on the title.

1

Management Discussion and Analysis (unaudited)

Lastly, we continue to position the Series to take advantage of growth in outsourcing business processes. As evidenced by positive 2007 performance, despite extreme negative pressure sector-wide, many companies have realized the efficiencies that are gained through allowing back office functions to be outsourced.

We appreciate your business and wish you all the very best in the coming year.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2007 (unaudited)

	Average Annual Total Returns As of December 31, 2007
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. - Financial Services Series[2]	-17.46%	2.37%
Standard & Poor’s (S&P) 500 Total Return Index[3]	5.51%	10.81%
Standard & Poor’s (S&P) 500 Financials Index[3]	-18.51%	2.31%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Financial Services Series from its inception1 (7/1/05) to present (12/31/07) to the S&P 500 Total Return Index and the S&P 500 Financials Index.

1Performance numbers for the Series and Indices are calculated from July 1, 2005, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2007, this net expense ratio was 1.15%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.15% for the year ended December 31, 2007.

3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Financials Index, a sub-index of the S&P 500 Total Return Index, includes the stocks of companies involved in the business of financial related products and services. Both Indices’ returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07-12/31/07
Actual	$1,000.00	$802.90	$5.23
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Portfolio Composition as of December 31, 2007 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Top Ten Stock Holdings2

SEI Investments Co.	3.9%	Bank of America Corp.	3.8%
PNC Financial Services Group, Inc.	3.9%	Wachovia Corp.	3.8%
JPMorgan Chase & Co.	3.9%	Citigroup, Inc.	3.8%
U.S. Bancorp	3.9%	Gevity HR, Inc.	3.5%
Automatic Data Processing, Inc.	3.9%	American International Group, Inc.	3.0%

2As a percentage of total investments.

5

Investment Portfolio - December 31, 2007

	Shares	Value (Note 2)

COMMON STOCKS - 94.8%

Financials - 81.5%
Capital Markets - 12.3%
Bank of New York Mellon Corp.[1]	55,000	$2,681,800
Franklin Resources, Inc.	40,000	4,577,200
Merrill Lynch & Co., Inc.	120,300	6,457,704
Morgan Stanley	85,100	4,519,661
SEI Investments Co.	277,650	8,932,001

		27,168,366

Commercial Banks - 30.5%
The Bancorp, Inc.*	267,000	3,593,820
Boston Private Financial Holdings, Inc.	128,700	3,485,196
HSBC Holdings plc - ADR (United Kingdom) (Note 7)	65,600	5,491,376
Huntington Bancshares, Inc.	157,500	2,324,700
KeyCorp	49,690	1,165,231
PNC Financial Services Group, Inc.	135,500	8,895,575
Royal Bank of Scotland Group plc (United Kingdom) (Note 7)	512,900	4,532,704
Societe Generale - ADR (France) (Note 7)	155,100	4,486,764
SunTrust Banks, Inc.	30,600	1,912,194
TCF Financial Corp.	252,300	4,523,739
U.S. Bancorp	276,600	8,779,284
Wachovia Corp.	226,100	8,598,583
Webster Financial Corp.	66,600	2,129,202
Wells Fargo & Co.	107,900	3,257,501
Wilmington Trust Corp.	64,200	2,259,840
Zions Bancorporation	37,200	1,736,868

		67,172,577

Consumer Finance - 3.1%
Capital One Financial Corp.	95,200	4,499,152
Nelnet, Inc. - Class A	182,200	2,315,762

		6,814,914

Diversified Financial Services - 14.5%
Bank of America Corp.	211,000	8,705,860
Citigroup, Inc.	292,000	8,596,480
Financiere Marc de Lacharriere S.A. (Fimalac) (France) (Note 7)	24,726	1,698,909
JPMorgan Chase & Co.	201,700	8,804,205
Moody’s Corp.	117,200	4,184,040

		31,989,494

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2007

	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance - 18.6%
Allianz SE (Germany) (Note 7)	21,500	$4,654,289
American International Group, Inc.	115,500	6,733,650
First American Corp.	167,800	5,725,336
LandAmerica Financial Group, Inc.	107,900	3,609,255
Philadelphia Consolidated Holding Corp.*	55,700	2,191,795
Principal Financial Group, Inc.	63,400	4,364,456
The Progressive Corp.	303,800	5,820,808
Torchmark Corp.	36,100	2,185,133
Willis Group Holdings Ltd. (United Kingdom) (Note 7)	147,200	5,589,184

		40,873,906

Thrifts & Mortgage Finance - 2.5%
First Niagara Financial Group, Inc.	91,800	1,105,272
Flagstar Bancorp, Inc.	311,300	2,169,761
IndyMac Bancorp, Inc.	365,400	2,174,130

		5,449,163

Total Financials		179,468,420

Information Technology - 13.3%
Internet Software & Services - 2.7%
Online Resources Corp.*	498,000	5,936,160

IT Services - 10.6%
Automatic Data Processing, Inc.	196,450	8,747,919
Gevity HR, Inc.	1,024,000	7,874,560
Paychex, Inc.	58,975	2,136,074
Western Union Co.	185,000	4,491,800

		23,250,353

Total Information Technology		29,186,513

TOTAL COMMON STOCKS (Identified Cost $227,722,035)		208,654,933

SHORT-TERM INVESTMENTS - 8.0%
Dreyfus Treasury Cash Management - Institutional Shares	7,515,771	7,515,771
Fannie Mae Discount Note, 1/7/2008	$10,000,000	9,991,783

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $17,508,658)		17,507,554

TOTAL INVESTMENTS - 102.8% (Identified Cost $245,230,693)		226,162,487

LIABILITIES, LESS OTHER ASSETS - (2.8%)		(6,065,785)

NET ASSETS - 100%		$220,096,702

*Non-income producing security

ADR - American Depository Receipt

1Bank of New York Mellon Corp. is the parent company of Mellon Trust of New England N.A., the Fund’s custodian.

The accompanying notes are an integral part of the financial statements.	7

Statement of Assets and Liabilities

December 31, 2007

ASSETS:

Investments, at value (identified cost $245,230,693) (Note 2)	$226,162,487
Cash	1,958,066
Foreign currency, at value (cost $1)	1
Receivable for fund shares sold	595,946
Dividends receivable	335,365
Foreign tax reclaims receivable	5,594

TOTAL ASSETS	229,057,459

LIABILITIES:

Accrued management fees (Note 3)	135,170
Accrued fund accounting and transfer agent fees (Note 3)	9,536
Accrued Chief Compliance Officer service fees (Note 3)	723
Payable for securities purchased	8,682,274
Payable for fund shares repurchased	82,907
Audit fees payable	30,250
Other payables and accrued expenses	19,897

TOTAL LIABILITIES	8,960,757

TOTAL NET ASSETS	$220,096,702

NET ASSETS CONSIST OF:

Capital stock	$235,544
Additional paid-in-capital	240,755,605
Undistributed net investment income	256,898
Accumulated net realized loss on investments, foreign currency and other assets and liabilities	(2,083,586)
Net unrealized depreciation on investments, foreign currency and other assets and liabilities	(19,067,759)

TOTAL NET ASSETS	$220,096,702

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($220,096,702/23,554,448 shares)	$9.34

8	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $20,616)	$3,821,424
Interest	274,085

Total Investment Income	4,095,509

EXPENSES:

Management fees (Note 3)	1,426,297
Fund accounting and transfer agent fees (Note 3)	97,249
Directors’ fees (Note 3)	7,774
Chief Compliance Officer service fees (Note 3)	6,100
Custodian fees	12,000
Miscellaneous	88,699

Total Expenses	1,638,119

NET INVESTMENT INCOME	2,457,390

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on -
Investments	6,103,911
Foreign currency and other assets and liabilities	3,538

6,107,449

Net change in unrealized appreciation (depreciation) on -
Investments	(34,698,470)
Foreign currency and other assets and liabilities	30

(34,698,440)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(28,590,991)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(26,133,601)

The accompanying notes are an integral part of the financial statements.	9

Statements of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,457,390	$1,092,834
Net realized gain on investments and foreign currency	6,107,449	3,533,109
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(34,698,440)	12,688,149

Net increase (decrease) from operations	(26,133,601)	17,314,092

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income	(2,228,398)	(1,089,560)
From net realized gain on investments	(10,081,395)	(1,860,551)

Total distributions to shareholders	(12,309,793)	(2,950,111)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	125,684,727	68,817,354

Net increase in net assets	87,241,333	83,181,335

NET ASSETS:

Beginning of year	132,855,369	49,674,034

End of year (including undistributed net investment income of $256,898 and $40,469, respectively)	$220,096,702	$132,855,369

10	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Year Ended 12/31/07	For the Year Ended 12/31/06	For the Period 7/1/05[1] to 12/31/05

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.51	$10.70	$10.00

Income (loss) from investment operations:
Net investment income	0.19	0.10	0.05
Net realized and unrealized gain (loss) on investments	(2.36)	2.00	0.69

Total from investment operations	(2.17)	2.10	0.74

Less distributions to shareholders:
From net investment income	(0.18)	(0.11)	(0.04)
From net realized gain on investments	(0.82)	(0.18)	—

Total distributions to shareholders	(1.00)	(0.29)	(0.04)

Net asset value - End of period	$9.34	$12.51	$10.70

Total return[2]	(17.46%)	19.62%	7.39%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.15%	1.18%	1.20%[3]*
Net investment income	1.72%	1.14%	0.95%[3]
Portfolio turnover	38%	30%	6%
Net assets - End of period (000’s omitted)	$220,097	$132,855	$49,674

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) for the period ended 12/31/05 would have been increased by 0.16%[3].

1Commencement of operations.

2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period ended December 31, 2005. Periods less than one year are not annualized.

3Annualized.

The accompanying notes are an integral part of the financial statements.	11

Notes to Financial Statements

1.	ORGANIZATION

Financial Services Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in the financial services industry.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2007, 3.33 billion shares have been designated in total among 27 series, of which 100 million have been designated as Financial Services Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds, which are valued at the closing price on the exchange.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

12

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2005 through December 31, 2007.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnifications (continued)

provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2009, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. For the year ended December 31, 2007, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, the Fund pays the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) (formerly BISYS Fund Services Ohio, Inc.) under which Citi serves as sub-accountant and sub-transfer agent.

14

Notes to Financial Statements

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2007, purchases and sales of securities, other than United States Government securities and short-term securities, were $163,181,142 and $52,680,957, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Financial Services Series were:

	For the Year Ended 12/31/07		For the Year Ended 12/31/06
	Shares	Amount	Shares	Amount

Sold	12,112,146	$118,943,581	6,045,105	$69,415,961
Reinvested	1,269,156	12,123,485	232,171	2,891,162
Repurchased	(448,824)	(5,382,339)	(297,702)	(3,489,769)

Total	12,932,478	$125,684,727	5,979,574	$68,817,354

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2007.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	FINANCIAL SERVICES SECURITIES

The Series may focus its investments in certain related financial services industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses and Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

15

Notes to Financial Statements

9.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Ordinary income	$7,602,829	$2,451,358
Long-term capital gains	4,706,964	498,753

For the year ended December 31, 2007, the Series elected to defer $2,083,586 of capital losses attributable to Post-October losses.

At December 31, 2007, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$245,230,693

Unrealized appreciation	$6,343,567
Unrealized depreciation	(25,411,773)

Net unrealized depreciation	$(19,068,206)
Undistributed ordinary income	256,898

10.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Series’ financial statements.

16

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Financial Services Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Financial Services Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

February 20, 2008

17

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $5,586,865 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 36.9%.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $4,706,964 as capital gains for its taxable year ended December 31, 2007.

18

Renewal of Investment Advisory Agreements (unaudited)

During the period covered by this shareholder report, the Board of Directors (the “Board”) of Manning & Napier Fund, Inc. (the “Fund”) considered approval of two separate investment advisory agreements with Manning & Napier Advisors, Inc. (the “Advisor”):

•

At a meeting held on August 30, 2007, the Board approved a new investment advisory agreement between the Fund and the Advisor (the “New Investment Advisory Agreement”) and recommended that the New Investment Advisory Agreement be submitted to shareholders for approval. Shareholders approved the New Investment Advisory Agreement at a meeting held on December 17, 2007.

•

At a meeting held on November 12, 2007, the Board approved the continuation of the then-current investment advisory agreement between the Fund and the Advisor (the “Current Investment Advisory Agreement”), which was to be superseded by the New Investment Advisory Agreement upon its approval by the Fund’s shareholders. The continuation of the Current Investment Advisory Agreement was necessary as a result of the delay in obtaining the number of votes necessary to convene the shareholder meeting and approve the New Investment Advisory Agreement with respect to all investment portfolios of the Fund (the “Series”).

Consideration of New Investment Advisory Agreement:

In response to recent regulatory and compliance initiatives promulgated by the SEC over the past year, the Fund engaged in a comprehensive review of all material aspects of the Fund’s operations, including the Fund’s Current Investment Advisory Agreement. As a result of its review, the Board determined that the Current Investment Advisory Agreement should be amended for the purpose of modernizing the form of the agreement and to include additional provisions in the agreement that are customarily included in investment advisory agreements between registered investment companies and their investment advisors, but which are not included in the Current Investment Advisory Agreement. Accordingly, at the Board meeting on November 16, 2006, representatives of the Advisor presented to the Board proposed changes to the Current Investment Advisory Agreement in order to address the Board’s request to update and modernize the Current Investment Advisory Agreement. As a result of the discussions between the Board and representatives of the Advisor at the November 2006 Board meeting, the Board determined to formally consider the approval of a new investment advisory agreement between the Fund and the Advisor, which would incorporate the changes proposed at the November 2006 Board meeting, at its in-person Board meeting in August 2007.

At an in-person meeting held on August 30, 2007, the Board considered the approval of the New Investment Advisory Agreement between the Fund and the Advisor. Based on the information it received at the meeting and the November 16, 2006 Board meeting, the Board approved the New Investment Advisory Agreement subject to its further approval by the Fund’s shareholders. Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. At the meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Investment Advisory Agreement (the “2006 Annual Review”), which occurred at the November 16, 2006 in-person Board meeting, as part of its considerations to approve the New Investment Advisory Agreement. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2006 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement for an additional one-year period.

19

Renewal of Investment Advisory Agreements (unaudited)

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2006. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•	The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the

20

Renewal of Investment Advisory Agreements (unaudited)

advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940 (the “1940 Act”), concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

As stated above, at the August 30, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions set forth above when determining whether to approve the New Investment Advisory Agreement. The Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement is identical to the Current Investment Advisory Agreement except for certain provisions of the Agreement which have been updated and modernized in response to the Board’s specific request. Further, the Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement does not change either the investment advisory fees payable by the Fund to the Advisor or the day-to-day investment management services the Advisor provides to the Fund.

In addition to the conclusions formed with respect to the 2006 Annual Review, the Directors considered specific information at the August 30, 2007 Board meeting concerning the additional provisions included in the New Investment Advisory Agreement. The Directors considered the fact that these additional provisions are designed to (i) address and memorialize certain standard practices and regulatory requirements of mutual funds and their investment advisors; (ii) further

21

Renewal of Investment Advisory Agreements (unaudited)

delineate the duties and obligations of the Fund and the Advisor; (iii) modernize the agreement to reflect current industry practice and applicable law; and (iv) generally improve the overall quality of the agreement. The Board further considered the fact that the New Investment Advisory Agreement does not alter the actual day-to-day investment management services provided by the Advisor to each Series of the Fund, and the investment advisory fee rate paid to the Advisor under the New Investment Advisory Agreement for a Series is the same as the fee rate paid by the Series under the Current Investment Advisory Agreement.

Based on its evaluation of the information and the conclusions with respect thereto at its meetings on November 16, 2006 and August 30, 2007, the Board unanimously concluded that: (a) the terms of the New Investment Advisory Agreement were fair and reasonable; (b) the approval of the New Investment Advisory Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Investment Advisory Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

Consideration of Current Investment Advisory Agreement

At a meeting held on November 12, 2007, the Board considered the continuation of the Current Investment Advisory Agreement and simultaneously conducted its annual review of the services provided to the Fund by the Adviser (the “2007 Annual Review”). Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2007 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for

22

Renewal of Investment Advisory Agreements (unaudited)

each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2007. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 4 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series and Global Fixed Income Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

23

Renewal of Investment Advisory Agreements (unaudited)

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the 1940 Act, concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

24

Proxy Voting Results (unaudited)

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

	Number of Shares voted for	Number of Shares withheld
B. Reuben Auspitz	215,932,354.541	15,898,685.154
Stephen B. Ashley	215,960,751.214	15,870,288.481
Peter L. Faber	217,504,725.208	14,326,314.487
Harris H. Rusitzky	215,924,013.609	15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

Number of shares voted
For	8,697,370.284
Against	0
Abstain (includes broker non-votes)	65,549.000

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

Number of shares voted
For	8,697,370.284
Against	0
Abstain (includes broker non-votes)	65,549.000

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

Number of shares voted
For	8,697,370.284
Against	0
Abstain (includes broker non-votes)	65,549.000

25

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	60
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	The Ashley Group Fannie Mae
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

26

Directors’ and Officers’ Information (unaudited)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Capital International MPM Bio-equities GMP Companies HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

Co-Director of Research since 2002 & Executive Group Member**,

Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	27
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

27

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28

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29

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

30

ITEM 2:	CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d)	Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The members of the Audit Committee are: Harris H. Rusitzky, Stephen B. Ashley and Paul A. Brooke. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4:	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Small Cap Series, International Series, World Opportunities Series, Life Sciences Series, Technology Series, Financial Services Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, Core Bond Series, and Core Plus Bond Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended December 31, 2007 and 2006 were:

	2007	2006
Audit Fees (a)	$271,460	$255,736
Audit Related Fees (b)	—	—
Tax Fees (c)	68,400	65,120
All Other Fees (d)	—	—

	$339,860	$320,856

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the preparation of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2007 and 2006.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and

ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, Inc., and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2007	2006
Audit Related Fees	$9,092	$8,792
Tax Fees	—	—

	$9,092	$8,792

The Audit Related fees for the years ended December 31, 2007 and 2006 were for 17Ad-13 internal control examinations, a license for proprietary automated financial statement disclosure software and a license for proprietary authoritative financial reporting and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2007 and 2006.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2007 and 2006 were $68,400 and $65,120, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $9,092 and $8,792, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, that did not require pre-approval, is compatible with maintaining PwC’s independence.

ITEM 5:	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6:	SCHEDULE OF INVESTMENTS

See Investment Portfolios under Item 1 on this Form N-CSR.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11:	CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:	EXHIBITS

(a)(1) Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3) Not applicable.

(b) A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ B. Reuben Auspitz
B. Reuben Auspitz President & Principal Executive Officer of Manning & Napier Fund, Inc.

February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ B. Reuben Auspitz
B. Reuben Auspitz President & Principal Executive Officer of Manning & Napier Fund, Inc.

February 29, 2008

/s/ Christine Glavin
Christine Glavin Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.

February 29, 2008